Dear Variable Annuity Owner,

Welcome to the real world of investing.

After many years of outsized and nearly continuous market value gains in both stocks and bonds, capped by five consecutive calendar years of 20%-plus stock market returns, U. S. investors may now have entered a much more normal period by historical standards. What exactly is "historically normal?" According to the statisticians at Ibbotson Associates:

o Since the mid-1920's, the U. S. stock market has been in a downtrend of some length approximately one-third of the time.

o Over most of our nation's nearly 225-year history, interest rates have been in a rising trend (making bond prices decline) approximately one-half of the time.

Ominous as this sounds, keep in mind that over these same historical periods, U.
S. stocks and bonds provided patient investors with long-term returns significantly in excess of inflation rates, and did so while providing greater safety and liquidity than any other practical investment alternative.

As the year 2000 began, market action continued much like that of the year just ended. Bonds were gradually declining in price as the Federal Reserve continued to ratchet up interest rates in its inflation pre-emptive quest to slow the rate of economic growth. Stocks, however, were in a world of their own as technology stocks led the markets ever higher. Dot-com mania was spreading rapidly. And, Jeff Bezos, CEO of Amazon.com, was just named Time magazine's Person of the Year. But, as often happens, this crowning moment proved to mark the beginning of the end of not only Amazon.com's ascension, but also of the broad investing public's inflated expectations for the dot-com phenomenon. And between December, 1999 and March of 2000, nearly every Internet-related company's stock peaked and entered a free-fall that would ultimately mirror if not exceed their initial upside moves.

Although the sudden occurrence of these precipitous price declines caught many by surprise, it was not entirely unexpected. MEMBERS Capital Advisors had largely avoided the dot-com "story stocks" due to their almost universal lack of a comprehendible business model that included an eventual path to profitability. Our 2000 Economic and Market Outlook called for the deflation of the Internet stock bubble sometime in 2000, and our portfolios were positioned accordingly. As a result, the year 2000 provided a vivid example of the risk-moderating capability of the Ultra Series "core" equity funds.

The following chart illustrates this performance. It compares the percentage returns of the core equity Ultra Series Funds with the percentage returns of several popular market indexes for the entire year 2000.

                      Comparative Returns for the Year 2000
            Core Equity Ultra Series Funds and Popular Market Indexes

GRAPHIC: At this place, the shareholder report shows a graphic representation of the performance of the Core Equity Ultra Series Funds performance compared to the popular market indexes.

         USF Balanced Fund...........................................3.86%
         USF Growth and Income Stock Fund............................0.82%
         USF Capital Appreciation Stock Fund.........................4.28%
         Dow Jones Industrial Average...............................-4.72%
         Standard & Poor's 500 Index................................-9.10%
         NASDAQ Composite Index....................................-39.29%

The Management's Discussions of 2000 Performance on the following pages provide more information about the 2000 performance and current composition of each of the Ultra Series Funds. We encourage you to read these commentaries to become more familiar with the objectives and general composition of each fund.

Our stock and bond markets will face continuing challenges in the months ahead. Although the U. S. economy will almost certainly continue to grow without a recession, and the profits of U. S. corporations overall will most likely rise further, the rate of economic growth is currently moderating along with corporate profit margins. Efforts by the Federal Reserve to correct its earlier over-tightening of monetary policy will initially further dampen growth as consumers and businesses await the signaled lower interest rates. And, our potential political stalemate could further dampen the mood of consumers, business management and investors, especially if it delays passage of the badly needed tax cuts and tax code simplification. These factors could also begin to impact negatively the international standing of the U. S. and its investment markets. Foreign investment into U. S. bond and stock markets has been sizable and growing the last several years as people worldwide recognized the strength and momentum of our economy and currency. If this favorable perception wanes in the months ahead, our investment markets will be further tested.

We believe these threats will dissipate as the new administration proves its mettle in addressing these challenges and uniting the government, the country and eventually more and more of the peoples of the world in the pursuit of peace and prosperity. But, this won't happen immediately. And, in the interim, more challenges will develop. In a turbulent environment like this, it can be very difficult for investors to continue their long-term, periodic investment accumulation programs. It is just such an environment, of course, that offers the best prospects of "buying low." But, many investors find they are more influenced by negative commentary from the financial media than by the attractive prices of potential new investments. For this reason, it is especially important in such times of increased volatility to maintain at least the core of your portfolio in investments with a record of successfully weathering such financial storms, and to focus even more on such investments for new purchases.

We appreciate your confidence in the Ultra Series Funds. And we remain committed to your ultimate investment success.

Sincerely,

/s/Lawrence R. Halverson
Lawrence R. Halverson, CFA
Senior Vice President
Ultra Series Fund

                                    BOND FUND

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 1, 1991, would have the following value as of December 31, 2000.

  Bond Fund.............................................................$19,167
  Lehman Intermediate Government/Credit Bond Index......................$20,332
  Lipper Average........................................................$17,461
  Consumer Price Index..................................................$13,014

--------------------------------------------------------------------------------
            Average Annual Total Return Through December 31, 2000 1
--------------------------------------------------------------------------------
                                   One         Three        Five         Ten
                                   Year        Years        Years       Years
------------------------------ ------------ ------------ ----------- -----------
Bond Fund                          8.11%       4.97%        5.03%       6.72%
Lehman Intermediate
    Govt./Credit Bond Index2      10.12%       6.22%        6.11%       7.35%
Lipper Average3                    7.37%       4.86%        5.36%       5.73%
Consumer Price Index4              3.40%       2.56%        2.58%       2.67%
------------------------------ ------------ ------------ ----------- -----------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 66.6% in U.S. Government & Agency Bonds, 30.4% in Corporate Bonds and 3.0% in Short-term Investments and Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Bond Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 Lehman Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Short/Intermediate Investment Grade
  Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short- to intermediate-term, investment grade bonds.

Management's Discussion: Would the real president please stand up? This was the theme as the year 2000 came to a close - which candidate would win, and how would his policies impact economic growth and interest rates? The events that transpired and the time that it took to bring closure to this question created great uncertainties and confusion, two things neither the stock market nor the bond market likes. The continuing slide by NASDAQ did, however, help bring down yields on U. S. Treasuries as investors sought the comfort of an investment where they knew the risk and likely return. This brought Treasury yields to levels not seen since 1998. Corporate bond yields, however, remained relatively high as concerns continued to mount about future economic growth and earnings. These factors produced diverse but generally attractive returns from bonds and bond funds in 2000.

  Ultra Series Bond Fund                                                  8.11%

  Lehman U. S. Government/Credit Intermediate Bond Index                 10.12%
  Lehman U. S. Aggregate Intermediate Index                              10.63%

  Lipper Index of Intermediate Term Investment Grade Bond Funds          10.58%

The year 2000 will clearly go down as the year to have owned bonds, especially longer-term bonds, ideally U. S. Treasuries. The Lehman Brothers Aggregate Index (with an 8 1/2 year average maturity) returned 11.63% and long Treasuries 20.29%! For those who owned corporate bonds and shorter maturity issues, the returns were not as robust, but still attractive. Ultra Series Bond Fund finished with a 8.11% return, a level significantly above recent years and for the year, but behind the average of similar bond funds. We maintained the Fund's conservative structure, one that would perform well in a flat or rising interest rate environment. We also maintained its average credit rating of "AA," but the Fund included a couple of corporate issues that suffered from extraordinary events. However, the corporate bond exposure that hurt the Fund in 2000 may help relative performance in 2001. It will be difficult for U. S. Treasuries to repeat such a banner year, considering they are starting at such low yield levels. With the Federal Reserve currently in an "easing" mode, corporate bonds could make up considerable ground relative to Treasuries.

With the presidential election concluded, the question remains whether the recent deterioration in consumer confidence will lead to continuing economic deterioration. Looking ahead, we believe corporate bonds will respond well to the Federal Reserve's efforts to reduce interest rates, especially if it is able to achieve the soft landing it has been seeking. Ultra Series Bond Fund, with its large component of corporate and asset-backed bonds, should perform particularly well in such an environment.

MEMBERS Capital Advisors Bond Portfolio Management Team

                                  BALANCED FUND

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 1, 1991, would have the following value as of December 31, 2000.

   Balanced Fund.......................................................$29,730
   S&P 500 Index.......................................................$49,972
   Synthetic Index.....................................................$30,058
   Lehman Intermediate Government/Credit Bond Index....................$20,332
   Lipper Average......................................................$33,779
   90 Day U.S. Treasury Bill...........................................$16,062
   Consumer Price Index................................................$13,014

--------------------------------------------------------------------------------
            Average Annual Total Return Through December 31, 2000 1
--------------------------------------------------------------------------------
                                   One         Three        Five         Ten
                                   Year        Years        Years       Years
------------------------------ ------------ ------------ ----------- -----------
Balanced Fund                      3.86%       10.48%      11.79%       11.51%
S&P 500 Index2                    -9.10%       12.27%      18.33%       17.46%
Synthetic Index3                   0.74%        9.17%      11.66%       11.63%
Lehman Intermediate               10.12%        6.22%        6.11%       7.35%
    Govt./Credit Bond Index4
Lipper Average5                    2.39%        8.62%      11.07%       12.94%
90 Day U.S. Treasury Bill6         5.97%        5.23%        5.23%       4.85%
Consumer Price Index7              3.40%        2.56%        2.58%       2.67%
------------------------------ ------------ ------------ ----------- -----------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 54.6% in Common Stocks, 29.2% in U.S. Government & Agency Bonds, 12.3% in Corporate Bonds and 3.9% in Short-term Investments and Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Balanced Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% S&P 500 Index, 40% Lehman Intermediate Government/Credit Bond Index, and 15% 90 Day U.S. Treasury Bills.

4 Lehman Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

5 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 90 Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90 Day U.S. Treasury Bills.

7 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income Stock and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund, and money market instruments.

Management's Discussion: During the twelve months ended December 31, 2000, U.S. stocks fell -9.10% as measured by the S&P 500. Technology stocks, which had led the multi-year upsurge in the S&P 500, reversed and moved sharply lower.

Bond investors fared better than stock investors in 2000. Interest rates fell across-the-board for Treasury issues with maturities greater than one year. The 30-year Treasury bond rallied, reducing yields from 6.5% to 5.5% during 2000. The Lehman Intermediate Government/Credit Bond Index, a broad sample of investment grade bonds with maturity dates averaging four-to-five years, provided a total return of 10.12% during the period. Money market instruments, interest-bearing investments with maturities of less than one year, saw their yields rise during the period as the Federal Reserve implemented policies intended to preempt a possible return of inflation. On average, 90 day U.S. Treasury bills returned 5.97% during 2000.

The Ultra Series Balanced Fund provided a return of 3.86% for the twelve months ended December 31, 2000. This compares favorably to a return of 2.39% for the Lipper Balanced Funds Index. The Balanced Fund's returns also exceeded the 0.74% gain of a hypothetical balanced portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Bond Index, and 15% 90-Day U.S. Treasury Bills.

  Ultra Series Balanced Fund                           3.86%

  Synthetic Index                                      0.74%

  Lipper Index of Balanced Funds                       2.39%

Because the stocks and bonds owned in the Ultra Series Balanced Fund are largely the same as the securities comprising Ultra Series Capital Appreciation Stock, Growth and Income Stock, and Bond Funds, please see the information provided for those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive investments identified by the MEMBERS Capital Advisors portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 55% of net assets and bonds are roughly 41% of net assets, with the remaining approximately 4% invested in money market instruments and other assets less liabilities. A similar allocation was in place throughout 2000.

These proportions may vary over time reflecting the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term, and often amplifies the short-term variability of returns.

The Balanced Fund, through its broad diversification, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within risk-moderated long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification. It should be an effective "core portfolio" for many investors, and will continue to be managed to provide access to diverse markets in a relatively low-risk manner.

MEMBERS Capital Advisors Stock Portfolio Management Team
MEMBERS Capital Advisors Bond Portfolio Management Team

                          GROWTH AND INCOME STOCK FUND

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Fund compared to several indices. Ten thousand dollars invested on January 1, 1991, would have the following value as of December 31, 2000.

    Growth and Income Fund..............................................$46,246
    S&P 500 Index.......................................................$49,972
    Lipper Index of Large-Cap Value Funds...............................$44,468
    Consumer Price Index................................................$13,014

--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 2000 1
--------------------------------------------------------------------------------
                                       One        Three       Five         Ten
                                      Year        Years       Years       Years
---------------------------------- ----------- ----------- ----------- ---------
Growth and Income Stock Fund          0.82%      11.93%       17.60%     16.55%
S&P 500 Index2                       -9.10%      12.27%       18.33%     17.46%
Lipper Index of Large-Cap Value       1.95%      10.12%       15.74%     16.12%
Funds3                                3.40%       2.56%        2.58%      2.67%
Consumer Price Index4
---------------------------------- ----------- ----------- ----------- ---------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Bristol-Myers Squibb Company.... 4.0%  Kimberly-Clark Corporation..................... 2.8%
The Allstate Corporation........ 3.6%  Emerson Electric Co............................ 2.8%
Citigroup Inc................... 3.4%  American Home Products Corporation............. 2.6%
Baxter International Inc........ 3.2%  Koninklijke (Royal) Philips Elec. N.V. - ADR... 2.5%
CVS Corporation................. 2.9%  The Kroger Co.................................. 2.4%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 97.7% in Common Stocks and 2.3% in Short-term Investments and Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Growth and Income Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 Lipper Index of Large-Cap Value Funds represents an index of 30 large mutual funds that invest primarily in large capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The U.S. stock market posted its first annual decline in ten years as slowing economic growth coupled with higher energy prices and a strong dollar took a toll on corporate profit expectations. Particularly hard hit were the technology and communication services sectors, two "new economy" groups which not long ago many investors thought were immune to an economic slowdown. The technology-heavy NASDAQ Composite Index had its worst year ever in 2000, declining -39.3%. It was the largest drop for any major average since the -47% decline in the S&P 500 in 1931.

The Growth and Income Stock Fund's approach of staying invested in a portfolio of reasonably valued, larger-capitalization stocks in various economic sectors resulted in a positive return during this very difficult year, performance that significantly exceeded the well known "big cap" market indexes. The Fund did, however, modestly under-perform an index of similar "value" funds due primarily to its heavier exposure in technology stocks relative to peers. While this resulted in a negative comparison for the most recent twelve-month period, it significantly benefited Fund results over longer-term periods.

  Ultra Series Growth and Income Stock Fund                         0.82%

  Russell 1000 Index (Large capitalization stocks)                 -7.79%
  Standard & Poor's 500 Index (Large capitalization stocks)        -9.10%

  Lipper Index of Large-Cap Value Funds                             1.95%

Fund results during the year benefited from strong relative performance in the consumer staples, technology, capital goods, consumer cyclical and energy sectors. The Fund's consumer staples generated strong absolute and relative performance during the year. Sector results benefited from out-performance in shares of Nabisco Holdings which was acquired for cash during the course of the year. Shares of CVS, Kroger and Pepsico were also strong performers, each advancing over 40%. The Fund's technology sector declined during the year, but only about half the amount of the S&P 500 technology sector, which lost -39.7% of its value in this twelve-month period. Many "new economy" stocks in the technology, media, and telecommunications sectors saw their lofty P/E multiples contract as it became clear that these companies were being impacted by the economic slowdown. As this occurred, the entire sector saw a downward revaluation, including many stocks that we find reasonably valued. Strong performers during the year included EMC Corp., Automatic Data Processing and Harris Corp. The consumer cyclical and energy sectors' results were led by Sears and Schlumberger respectively.

Fund results were negatively impacted by relative sector under-performance in the communication services, utilities and basic materials sectors. The communication services sector went from being one of the best performing groups last year to one of the worst this year. Holdings such as AT&T and Sprint lagged during the period. As perhaps the strongest indication of what a unique year this was, utility stocks provided the Fund's highest absolute returns in 2000 with a 42.7% advance. Even this, though, lagged the S&P 500 utility sector's truly remarkable return of 59.1%. The Fund's basic materials sector also failed to keep pace with the corresponding S&P sector as stocks such as Dow Chemical and Georgia-Pacific under-performed. While we continue to find value in the shares of Dow Chemical, our holdings in Georgia-Pacific were eliminated due to lackluster fundamental prospects.

The Growth and Income Stock Fund enters 2001 with over-weighted positions in the consumer staples and energy sectors. The consumer cyclical, finance and capital goods sectors are presently under-weighted relative to the S&P 500, and the remaining sector groups carry approximately market weights. While our sector weights often differ from those of the S&P 500, these weightings reflect the types of stocks we are finding that appear most attractive based on our analysis of individual company fundamentals; we do not attempt to make general judgments about the relative prospects of various broad economic sectors. We do, however, ensure that our portfolios remain well diversified across all major economic sectors.

We are pleased to have delivered results in 2000 which provided investors greater stability than most other stock funds. Although many investors had a disappointing year, the correction of the speculative excesses in so-called "new economy" stocks has resulted in a fundamentally healthier backdrop for the overall market. As the market moves back to a more rational approach to investing, focusing on earnings and valuation, we believe that the Growth and Income Stock Fund will be very well positioned.

MEMBERS Capital Advisors Stock Portfolio Management Team

                        CAPITAL APPRECIATION STOCK FUND1

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Fund compared to several indices. Ten thousand dollars invested on January 3, 1994, would have the following value as of December 31, 2000.

    Capital Appreciation Fund.........................................$34,767
    S&P 1500 SuperComposite Index.....................................$28,061
    Lipper Index of Multi-Cap Core Funds..............................$27,606
    Consumer Price Index..............................................$11,945

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 2000 2
--------------------------------------------------------------------------------
                                      One     Three      Five    Since Inception
                                     Year     Years     Years        of Fund
---------------------------------- -------- --------- ---------- ---------------
Capital Appreciation Stock Fund      4.28%   16.43%     20.32%       19.48%
S&P 1500 SuperComposite Index3      -6.98%   12.23%     18.13%       15.88%
Lipper Index of Multi-Cap Core      -3.34%   11.48%     16.08%       15.61%
Funds4                               3.40%     2.56%     2.58%         2.57%
Consumer Price Index5
---------------------------------- -------- --------- ---------- ---------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Target Corporation............ 3.5%  Ace Limited........................... 2.6%
Cox Communications, Inc....... 3.4%  Cadence Design Systems, Inc........... 2.4%
PeopleSoft, Inc............... 3.3%  Countrywide Credit Industries, Inc.... 2.4%
Freddie Mac................... 3.1%  EMC Corporation....................... 2.3%
Safeway Inc................... 2.8%  Weatherford International, Inc........ 2.3%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 96.7% in Common Stocks and 3.3% in Short-term Investments and Other Assets & Liabilities.

1 Returns on the graph are from inception, January 3, 1994.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Capital Appreciation Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3.The Capital  Appreciation Stock Fund commenced operations January 3, 1994. The
  S&P 1500 SuperComposite Index was not established until December 31, 1994. The above graph shows the performance of the S&P 400 Mid-Cap Index for the period from fund inception to December 31, 1994, and the performance of the S&P 1500 Index for the period January 1, 1995, to the present.

4 Lipper Index of Multi-Cap Core Funds represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The investments in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

5 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: U.S. stock investors received a harsh wake-up call in 2000 as sentiment swung from unabashed optimism to extreme pessimism. Follow-through from the late-1999 rally propelled the market to record highs early in the year. Then, doubts began to develop about the true business prospects of some of the "high expectations" Internet-related stocks, and about the broader impact of the Federal Reserve's monetary tightening that began in mid-1999. Investors' concerns regarding the slowing economy were primarily targeted at the technology and communications services sectors which had been the performance leaders in recent years. However, these concerns also spread to other "economically sensitive" sectors of the market. Of course, the traditionally defensive areas and the most modestly valued sectors of the market began to see increasing attention from investors.

Ultra Series Capital Appreciation Stock Fund                              4.28%

Russell  2000  Index  (Small  capitalization   stocks)                   -3.02%
Standard  & Poor's  Mid Cap 400 Index  (Middle  capitalization stocks)   17.51%
Standard & Poor's 500 Index (Large capitalization stocks)                -9.10%
Standard & Poor's 1500 SuperComposite Index (All capitalization sizes)   -6.98%

Lipper Index of Multi-Cap Core Funds                                     -3.34%

The Ultra Series Capital Appreciation Stock Fund returned 4.28% during the year ended December 31, 2000, significantly out-performing the -6.98% return of the S&P 1500 SuperComposite Index as well as the peer group index return of -3.34%. Mid-capitalization stocks performed well during the period while large- and small-capitalization stocks posted negative returns. Value out-performed growth by record amounts across all capitalization tiers.

Fund results during the year were driven by strong relative performance in the technology, finance, consumer cyclical, healthcare, consumer staples, energy and basic materials sectors. Ace Limited, Alza, and Peoplesoft all more than doubled during the period. Other strong performers were Brinker International, Weatherford International, Countrywide Credit, El Paso Energy, and Safeway. Fund performance was negatively impacted by the capital goods and transportation sectors, both of which under-performed their respective sectors as well as the overall market, and by relative under-performance and under-weightings in utilities which enjoyed market-leading returns in 2000.

The Fund enters the new year modestly over-weighted in the consumer cyclical, technology, basic materials, communications services and transportation sectors. Conversely, we are under-weighted in the healthcare, consumer staples and capital goods sectors. Our sector weights reflect the areas where we are finding the most attractive investment opportunities. Although the sector weightings may deviate from the index weightings, the Fund remains well diversified at all times. The Fund continues to employ a "multi-cap" approach, investing in companies across the small-, medium-, and large-capitalization segments of the market.

Investors will likely confront two powerful, countervailing forces in the first half of 2001 - weakening earnings and an accommodative Federal Reserve. Investor sentiment has waned watching corporate profits decline in tandem with the slowing economy. Stock market moves have been dramatic, and this volatility is unlikely to subside in the near future. However, a more moderate rate of economic growth should generate more sustainable profit growth. The accommodative Federal Reserve should eventually prevail, given the favorable economic backdrop of low inflation and unemployment, providing long term investors with very attractive prospects. We believe that the diversified all-cap exposure of the Ultra Series Capital Appreciation Stock Fund should allow long term investors to capitalize on these opportunities.

MEMBERS Capital Advisors Stock Portfolio Management Team

                               MID-CAP STOCK FUND1

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Ten thousand dollars invested on May 1, 1999, would have the following value as of December 31, 2000.

    Mid-Cap Stock Fund................................................ $14,079
    S&P 400 Stock Index............................................... $13,347
    Lipper Index of Mid-Cap Value Funds............................... $11,777
    Consumer Price Index.............................................. $10,609

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is May 1, 1999.

--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 2000 2
--------------------------------------------------------------------------------
                                                One       Since Inception
                                                Year          of Fund
-------------------------------------------- ----------- ------------------
Mid-Cap Stock Fund                             23.85%         22.79%
S&P 400 Stock Index3                           17.51%         18.87%
Lipper Index of Mid-Cap Value Funds4           10.59%         10.29%
Consumer Price Index5                           3.40%           3.60%
-------------------------------------------- ----------- ------------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Century Tel, Inc................... 2.2%  The Bear Stearns Companies Inc. 2.0%
MGIC Investment Corporation........ 2.2%  Ethan Allen Interiors Inc...... 1.8%
Ambac Financial Group, Inc......... 2.2%  ICN Pharmaceuticals, Inc....... 1.7%
McCormick & Company, Incorporated.. 2.0%  Eaton Corporation.............. 1.7%
Charter Communications, Inc........ 2.0%  Parker-Hannifin Corporation.... 1.7%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 97.1% in Common Stocks, 0.2% in Preferred Stocks and 2.7% in Short-term Investments.

1 Returns on the graph are from inception, May 1, 1999.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Mid-Cap Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 The S&P 400 Mid-Cap Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

4 Lipper  Index of Mid-Cap  Value Funds  represents  an index of 30 large mutual funds that invest in middle capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

5 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: For the first time in several years, smaller stock indexes outperformed the large-stock S&P 500 index. The S&P Mid Cap 400 index returned 17.5% and the S&P Small Cap 600 index gained 11.8%. The large-capitalization S&P 500 declined -9.1% in 2000 following an unprecedented decade of above-average returns that included five consecutive years through 1999 of returns above 20%. The prior record for consecutive years above 20% was two, last achieved during the 1950s. As a result of this change in capitalization size leadership, after five years of the capitalization-weighted S&P 500 performing far ahead of the equal-weighted S&P 500, the reverse occurred in 2000. Markets that had advanced due to a few large stocks reversed and fell along with some of those same large-cap stocks, while most stocks performed fairly well. The same applies to mutual funds - those that had depended for their performance upon a concentration in large-cap stocks began to suffer in 2000.

Ultra Series Mid-Cap Stock Fund                                 23.85%

Standard & Poor's Mid Cap 400 Index                             17.51%
Russell Mid Cap Value Index                                     19.18%

Lipper Index of Mid-Cap Value Funds                             10.59%

During the year ended December 31, 2000, the Mid-Cap Stock Fund significantly out-performed both the representative market indexes and its peer group index. Mid-cap market performance was driven largely by strong returns in the health care, utility and energy sectors. The Fund's investments exceeded the returns of the S&P Mid Cap Index in every sector except transportation and capital goods. The leading contributors to the Fund's performance in energy included BJ Services, Ensco, and Smith. The Fund's top performers in health care were Genzyme, Biomet, and Varian, while PPL, Cleco, and Utilicorp boosted the Fund's utility returns. Another large boost to performance came from investments in the technology sector, which out-performed by some 30 percentage points the -10.5% drop in the S&P Mid Cap technology sector. Reducing the Fund's performance were stocks in the transportation sector including Airborne Freight and Hertz. Other stocks that hurt performance included Keane and QLT PhotoTherapeutics.

A portion of your Mid-Cap Stock Fund is invested in smaller stocks. Returns from the universe of small stocks, as measured by the Russell 2000, fell -3.0% during 2000. This overall return number, however, masks the great diversity of results in the small stock arena. The Russell 2000 Growth index declined -22.4% in 2000 compared to a +22.8% gain in the Russell 2000 Value Index. We see great opportunity in smaller stocks, especially those that are reasonably valued in the marketplace. The Fund is invested in economically sensitive small stocks, primarily those concentrated in the consumer cyclical and capital goods sectors. We are under-weighted in small-cap health care issues.

The Mid-Cap Stock Fund enters the new year over-weighted in the capital goods, healthcare, consumer staples, and basic materials sectors. The Fund is under-weighted in the utilities, consumer cyclical, energy and technology sectors. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to be prepared for a wide range of returns among the various market and peer group measures, even more so than in other market segments. Any one cross section of a market sector, as compiled for a market index or peer group universe, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. The S&P Mid Cap 400 Index lagged the large-cap S&P 500 for six years from 1994-99, and the reversal of this trend in 2000 may mark the beginning of a period of better returns for midsize stocks. The mid cap market segment has a superior long-term record and we believe the next few years could offer attractive relative returns for this sector.

MEMBERS Capital Advisors Stock Portfolio Management Team

                              EMERGING GROWTH FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Emerging Growth Fund compared to several indices. Ten thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2000.

    Emerging Growth Fund...............................................$9,048
    S&P 500 Stock Index................................................$9,257
    Lipper Index of Large-Cap Growth Funds.............................$8,605
    Russell 2000 Index.................................................$9,744

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is October 31, 2000.

 -----------------------------------------------------------------
 Total Return From October 31, 2000 Through December 31, 2000 2,3
 -----------------------------------------------------------------
 Emerging Growth Fund                               -9.52%
 S&P 500 Stock Index4                               -7.43%
 Lipper Index of Large-Cap Growth Funds5          -13.95%
 Russell 2000 Index6                                -2.56%
 ----------------------------------------- -----------------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Oracle Corp......................... 4.3%  Check Point Software Technologies....... 1.7%
Tyco International, Ltd............. 3.9%  Federal National Mortgage Association... 1.7%
Cisco Systems, Inc.................. 3.3%  United Technologies Corp................ 1.7%
Calpine Corp........................ 2.1%  Nokia Oyj, ADR.......................... 1.6%
American International Group, Inc.... 2.1% Golden West Financial Group............. 1.5%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 89.6% in Common Stocks and 10.4% in Short-term Investments and Other Assets & Liabilities.

1 Returns on the graph are from inception, October 31, 2000.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Emerging Growth Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 Not annualized.

4 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

5 The Lipper Index of Large-Cap Growth Funds represents an index of 30 large mutual funds that invest in companies with higher long-term earnings growth potential. These funds normally have above-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

6 The Russell 2000 Index tracks the value of 2000 domestic stocks chosen for their small market capitalization, with each stock weighted in proportion to its market value.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated day by day. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                              Emerging Growth Fund

Late in 2000, stock investors grew increasingly concerned about declining corporate earnings and the possibility of a recession in 2001. These concerns hit the technology-heavy, growth-dominated NASDAQ composite index particularly hard, finishing the year with its worst performance since its creation in the early 1970s. And by year's end, it was clear the technology sector as a whole had entered a bear market. Disappointing results posted by previously high-flying technology companies, particularly in the semiconductor and personal computer industries, deflated hopes that the technology sector was immune to cyclical economic movements. Investors continued to sell growth stocks in favor of "defensive" positions in stocks of health care and consumer staples companies. It was a poor period for growth stocks in general. Value stocks, particularly small- and mid-cap value stocks, outperformed growth by a considerable margin.

The Ultra Series Emerging Growth Fund shared the misfortunes of the technology-heavy growth segment it invests in, but performed near the middle of its peer group. We reduced its technology holdings during the period, rotating away from the semiconductor, personal computer, and telecommunications sectors and into software and Internet infrastructure companies which may be less vulnerable to a slowing economy. We see opportunities in a number of "growth" sectors that were overlooked in the rush to buy technology stocks in the last few years, including newly deregulated utilities, generic drug companies, and certain financial services companies.

The outlook for the U.S. economy is particularly uncertain at this time. Rising energy costs, Federal Reserve activity, possible tax cuts, and the severity of the economic slowdown are all unknown factors with unknown consequences. While we continue to believe we are invested in promising companies, we also acknowledge the unprecedented length and vigor of the bull market in large-cap growth stocks that ended this year. Market segments do not go up forever, and it is possible that the correction in the large-growth segment that got underway last year will continue into 2001, especially if economic growth continues to decelerate. We expect that as economic conditions improve in response to fiscal and monetary stimulus, stock prices will regain their footing and post returns closer to their historical averages.

MEMBERS Capital Advisors Stock Portfolio Management Team
Massachusetts Financial Services Company -- Subadvisor

                                HIGH INCOME FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the High Income Fund compared to several indices. Ten thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2000.

High Income Fund......................................................$9,997
Lehman Brothers High Yield Bond Index.................................$9,789
Lipper High Yield Bond Index..........................................$9,606


The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is October 31, 2000.

 -----------------------------------------------------------------
 Total Return From October 31, 2000 Through December 31, 2000 2,3
 -----------------------------------------------------------------
 High Income Fund                                  -0.03%
 Lehman Brothers High Yield Bond Index4            -2.11%
 Lipper High Yield Bond Index5                     -3.94%
 ----------------------------------------- -----------------------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 2.8% in Preferred Stocks, 20.3% in Short-term Investments and Other Assets & Liabilities and 76.9% in Corporate Bonds.

1 Returns on the graph are from inception, October 31, 2000.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the High Income Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 Not annualized.

4 The Lehman Brothers High Yield Bond Index represents an index of the market values of fixed-rate non-investment grade debt securities.

5 The Lipper High Yield Bond Index represents an index of 30 large mutual funds that invest in lower grade fixed-income securities in an attempt to achieve higher current yields.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated day by day. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                                High Income Fund

Recent conditions have been particularly difficult for high-yield bond markets as investors grew increasingly concerned about a slowing economy and an increasing number of loan defaults. Yield spreads between high-yield bonds and their comparable U.S. Treasury counterparts reached their highest levels since the 1990-91 recession. There was particular concern about the bonds of telecommunications and media companies, which had aggressively issued debt to fund rapid expansion and technology upgrades. Bond investors continued to seek the safer havens of U.S. Treasury and mortgage-backed securities while shunning high-yield offerings. The Lipper Index of high-yield bond funds returned a negative -7.23% in the fourth quarter, the worst quarter of a very difficult year.

The Ultra Series High Income Fund made the best of these bad times. The research and value-driven approach used in the management of this fund helped it to avoid defaulting securities. The fund benefited from having reduced its holdings in the telecommunications and cyclical industrial sectors before they came under pressure from the economic slowdown.

We believe we have weathered the worst of the storm in the high-yield bond market. There is certainly a great deal of uncertainty about the direction of the U.S. economy, and a turn towards recession may result in a worsening default rate and continued weakness in high-yield bond prices. However, a wide gap has opened between the yields of high-yield bonds and other fixed-income securities. If the economy steadies, high-yield bonds will look extremely attractive to investors. Even if it does not, it is possible the market has "priced in" or even overreacted to the risks associated with these bonds, which would lead to better returns in the future.

Despite a poor 2000, we believe that high-yield bonds will perform well given the current very large yield cushion between investment grade and non-investment grade bonds, even if default rates continue to rise in the near-term.
Longer-term, high-yield bonds should continue their long-term record of providing higher returns than investment grade bonds. For investors able to bear the increased variability of these returns, this fund can play an important role in a diversified portfolio seeking high current income and attractive long-term total returns.

MEMBERS Capital Advisors Bond Portfolio Management Team
Massachusetts Financial Services Company -- Subadvisor

                            INTERNATIONAL STOCK FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the International Stock Fund compared to several indices. Ten thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2000.

    International Stock Fund...........................................$9,742
    MSCI/EAFE..........................................................$9,972
    Lipper International Stock Fund Index..............................$9,935

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is October 31, 2000.

 -----------------------------------------------------------------
 Total Return From October 31, 2000 Through December 31, 2000 2,3
 -----------------------------------------------------------------
 International Stock Fund                          -2.58%
 MSCI/EAFE4                                        -0.28%
 Lipper International Stock Fund Index5            -0.65%
 ----------------------------------------- -----------------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Ing Groep NV....................... 2.1%  Allianz Ag..................... 1.7%
Akzo Nobel NV...................... 1.9%  Aventis SA..................... 1.7%
GlaxoSmithKline.................... 1.8%  Bayer AG....................... 1.5%
Total Fina Elf..................... 1.8%  Tesco PLC...................... 1.4%
BP Amoco........................... 1.8%  Investor AB, Series B.......... 1.4%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 0.4% in Preferred Stocks, 3.6% in Short-term Investments and Other Asets & Liabilities and 96.0% in Common Stocks.

1 Returns on the graph are from inception, October 31, 2000.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the International Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 Not annualized.

4 The Europe,  Australasia,  and Far East Index,  calculated  by Morgan  Stanley
  Capital International, tracks approximately 1200 large capitalization stocks traded in developed, non-U.S. markets.

5 The Lipper International Stock Fund Index represents an index of 30 large mutual funds that invest their assets in securities with primary trading markets outside of the United States.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated day by day. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance

                            International Stock Fund

Financial markets around the world struggled in recent months, marking the end of an overall poor performance year for global equities in general. The technology bubble, which had reached its pinnacle in March of 2000, continued to deflate as more and more companies were unable to reach lofty market expectations. The spigot of low cost funding that had fueled the growth of many young technology companies was shut off as investors became more aware of the risks of committing capital to unproven business models with limited visibility of profits.

Areas other than technology also showed signs of weakening. While Asian and Eastern European emerging markets showed broad growth, Europe struggled to maintain recent levels of modest growth. After flirting with recovery for the last eighteen months, economic data from Japan once again turned negative. The government's economic stimulation programs have failed to revive the economy, and Japan may be forced to return to a zero interest rate policy after raising interest rates for the first time earlier in the year. The prices of oil and natural gas remain considerably above their levels of a year ago putting further pressure on the profitability of global corporations.

Adding to the problems for U. S. investors in international securities was the strong U. S. dollar. However, after almost two years of strength against the euro since its introduction in 1999, the dollar showed signs of topping out as the year ended.

To help investors deal with the diverse and disparate challenges of international investing, the International Stock Fund provides exposure to all three key sectors of international stocks. Typically, large-cap stocks from developed countries will constitute the majority of the portfolio. Smaller-cap stocks from developed countries and stocks from emerging economies are also represented in the portfolio. This diversity should enhance the fund's long-term returns versus a totally "EAFE" (Europe, Australasia and Far East) fund, yet the fund may experience little if any additional volatility due to the diversifying effects of this approach.

For the year just ended, international small-cap stocks overall finished modestly below their starting point and under-performed the large-cap international asset class. In this environment, the fund's small-cap international holdings managed to finish ahead of their benchmark, the MSCI EAFE Small Cap Index. The portfolio benefited from its underweight position in both Japan and the technology sector, the two areas that showed the most weakness in the quarter. It also benefited from its exposure to the more defensive sectors such as consumer staples and energy.

In spite of the persistent economic growth in many emerging market countries, their stock markets had already staged strong anticipatory rallies many months ago. As a result, lackluster performance characterized most emerging market equities during most of 2000. For the year, the MSCI Emerging Markets Free Index fell by almost 14%, with particularly sharp declines in Asia of more than 18%. In European and Middle-Eastern emerging markets, losses of more than 14% for the year were common. Latin American equities experienced less distress, dropping by just under 8% for the year.

We continue to believe exposure to international large- and small-caps, along with some exposure to stocks from developing markets, will add important diversification benefits and attractive long-term returns for investors. However, international economies, most of which have grown increasingly dependent on import demand from the U.S., could struggle in the near term as the
U. S. economy cools.

MEMBERS Capital Advisors Stock Portfolio Management Team
Lazard Asset Management -- Subadvisor

                             GLOBAL SECURITIES FUND1

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Global Securities Fund compared to several indices. Ten thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2000.

    Global Securities Fund................................................$9,983
    Morgan Stanley Capital International World Index......................$9,986
    Lipper Index of Global Funds..........................................$9,693

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is October 31, 2000.

 ---------------------------------------------------------------------------
      Total Return From October 31, 2000 Through December 31, 2000 2,3
 ---------------------------------------------------------------------------
 Global Securities Fund                                       -0.17%
 Morgan Stanley Capital International World Index4            -0.14%
 Lipper Index of Global Funds5                                -3.07%
 ----------------------------------------------------- ---------------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Cadence Design Systems, Inc...... 4.4%  Sanofi Synthelabo................ 2.2%
Porsche AG....................... 3.2%  Royal Bank of Scotland........... 2.0%
Reckitt Benckiser plc............ 3.1%  Wella AG......................... 2.0%
Reed International............... 3.0%  Bass............................. 1.9%
Fresenius AG..................... 2.6%  Rentokil Initial plc............. 1.8%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 8.2% in Preferred Stocks, 10.9% in Short-term Investments and Other Asets & Liabilities and 80.9% in Common Stocks.

1 Returns on the graph are from inception, October 31, 2000.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Global Securities Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 Not annualized.

4 The World Index, calculated by Morgan Stanley Capital International, tracks stocks traded in both developed and emerging markets.

5 The Lipper Index of Global Funds represents an index of 30 large mutual funds that invest at least 25% of their portfolios in securities traded outside of the United States.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated day by day. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 2000 Performance

                             Global Securities Fund

Recent global financial market performance has challenged investors around the world, and marked the end to an overall poor year of performance for global equities in general. The technology and "dot-com" bubble continued to deflate as more and more companies were unable to reach lofty market expectations. Capital markets that fueled the growth of many young technology companies dried up as investors became cautious about committing to unproven business models with limited profit visibility.

In the U.S., the technology-heavy NASDAQ Composite Index finished the year with its worst performance since its creation in the early 1970s. The global economic environment also showed signs of weakening. While Europe remained relatively stable, the U.S. economy was slowing. The Japanese economy, after showing signs of recovery in recent months, again turned negative. The government's economic stimulation programs have failed to revive the economy, and Japan may be forced to return to a zero interest rate policy after raising interest rates for the first time earlier in the year. The prices of oil and natural gas remain considerably above their levels of a year ago putting further pressure on the profitability of global corporations. After almost two years of steady decline since its inception in 1999, the Euro showed signs of bottoming versus the U.S. dollar and the Japanese Yen as fears of a U.S. slowdown and a Japanese recession began to emerge.

The Ultra Series Global Securities Fund performed generally in-line with global markets and benchmarks. Currency exchange rates continued to play a significant role in the fund's total return in U.S. dollar terms, but the euro showed encouraging signs of strength toward the end of the period.

Going forward, investors will focus on global economies and central banks. In recent years, international economies have grown increasingly dependent on U.S. demand for goods produced overseas. As U.S. economic growth cools and demand for imports declines, a potential "exporting" of slow economic conditions could occur. Investors will have to be vigilant with regard to which economies are most impacted by global weakness, and which companies are best positioned to thrive in these conditions. The Global Securities Fund, with its worldwide exposure, provides the broad investment exposure that can help investors succeed in this difficult investment environment.

MEMBERS Capital Advisors Stock Portfolio Management Team
OppenheimerFunds, Inc. -- Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                December 31, 2000

                                             % Net    Quality Rating   Annualized       Maturity        Par/Shares
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value

COMMERCIAL PAPER                             77.5%
  American Express Credit Corp.                           A-1/P-1         6.280%        04/25/01       $4,000,000    $  3,923,114
  American General Finance                                A-1/P-1         6.619         03/08/01        4,500,000       4,447,035
  Associate Corp of North America                         A-1/P-1         6.633         03/07/01        4,500,000       4,447,756
  CIT Group Holdings                                      A-1+/P-1        6.698         01/17/01        4,000,000       3,988,409
  Coca-Cola Company                                       A-1/P-1         6.663         01/12/01        4,000,000       3,992,043
  DuPont Ei De Nemours Co                                 A-1+/P-1        6.429         03/28/01        4,600,000       4,531,649
  Ford Motor Credit Company                               A-1/P-1         6.719         01/05/01        4,000,000       3,997,076
  GE Capital Corp.                                        A-1+/P-1        6.769         01/11/01        4,000,000       3,992,722
  General Motors Acceptance Corporation                   A-1/P-1         6.725         01/08/01        4,000,000       3,994,944
  Goldman Sachs Group Inc.                                A-1+/P-1        6.502         05/11/01        3,500,000       3,421,133
  Goldman Sachs Group Inc.                                A-1+/P-1        6.254         05/11/01        1,000,000         978,225
  Household Finance                                       A-1/P-1         6.665         01/23/01        4,000,000       3,983,989
  John Deere Capital Corp.                                A-1/P-1         6.710         01/03/01        4,000,000       3,998,544
  Johnson & Johnson                                       A-1+/P-1        6.471         02/15/01        4,000,000       3,968,400
  McGraw Hill Companies                                   A-1/P-1         6.423         05/16/01        3,500,000       3,419,019
  Merrill Lynch & Co Inc                                  A-1+/P-1        6.747         01/09/01        3,000,000       2,995,660
  Merck & Company                                         A-1+/P-1        6.674         01/30/01        4,500,000       4,476,401
  Motorola Credit Corp.                                   A-1/P-1         6.516         03/20/01        3,500,000       3,452,073
  SBC Communications, Inc.                                A-1+/P-1        6.722         01/26/01        4,400,000       4,379,956
                                                                                                                        ----------
                                                                                                                        72,388,148
                                                                                                                        ----------

U.S. QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                         18.1%
  Federal National Mortgage Association
   Discount Notes                                            6.626         01/25/01        4,000,000       3,982,853
  Federal National Mortgage Association
   Discount Notes                                            6.627         01/04/01        5,000,000       4,997,321
  Federal National Mortgage Association
   Discount Notes                                            6.622         01/18/01        4,000,000       3,987,864
  Federal Farm Credit Discount Notes                         6.596         01/30/01        3,950,000       3,929,636
                                                                                                                        ----------
                                                                                                                        16,897,674
                                                                                                                        ----------

REGISTERED INVESTMENT COMPANY                4.4%
  State Street Prime Money Market                                         6.210                          4,063,330       4,063,330
                                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND                                                                                                              $93,349,152
                                                                                                                        ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                December 31, 2000

                                % Net Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                 1.3%
    State Street Prime Money Market                                       6.210%                        4,023,526      $4,023,526
                                                                                                                        ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $4,023,526)                                                                                               4,023,526
                                                                                                                        ---------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
U.S. GOVERNMENT & AGENCY BONDS:              66.6%
GOVERNMENT NOTES                             22.5%
    U.S. Treasury Note                                    AAA             5.875%        11/15/04      $10,000,000      10,260,740
    U.S. Treasury Note                                    AAA            11.125         08/15/03        5,000,000       5,714,650
    U.S. Treasury Note                                    AAA            10.750         08/15/05        3,000,000       3,679,923
    U.S. Treasury Note                                    AAA             6.500         02/15/10       10,000,000      10,944,520
    U.S. Treasury Note                                    AAA             5.750         08/15/10        5,000,000       5,240,235
    U.S. Treasury Note                                    AAA             5.750         08/15/03        3,000,000       3,044,532
    U.S. Treasury Note                                    AAA             5.250         08/15/03        3,000,000       3,007,551
    U.S. Treasury Note                                    AAA             6.875         05/15/06        3,500,000       3,786,836
    U.S. Treasury Note                                    AAA             6.000         08/15/09       10,000,000      10,554,860
    U.S. Treasury Note                                    AAA            10.750         02/15/03       10,000,000      11,092,970
                                                                                                                       ----------
                                                                                                                       67,326,817
                                                                                                                       ----------

GOVERNMENT AGENCIES                          44.1%
    Federal Home Loan Mortgage Corp.
     Gold Pool C01005                                     AAA             8.000         06/01/30        9,648,232       9,880,754
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             7.668         02/20/07        2,750,000       2,593,140
    Federal Home Loan Mortgage Corp.
     Series 2248 Class D                                  AAA             7.500         08/15/21        2,000,000       2,010,136
    Federal Home Loan Mortgage Corp.
     Series 1870 Class VC                                 AAA             6.500         07/15/09        3,500,000       3,487,284
    Federal National Mortgage Assn.
     Conventional Loan Pool 541215                        AAA             7.500         06/01/30        3,951,004       4,006,279
    Federal National Mortgage Assn.
     Conventional Loan Pool 253356                        AAA             8.000         06/01/30        4,834,949       4,948,474
    Federal National Mortgage Assn.
     Conventional Loan Pool 537433                        AAA             8.000         05/01/30        4,391,381       4,494,491
    Federal National Mortgage Association  Pool 547446    AAA             8.000         10/01/29        2,987,740       3,068,648
    Federal National Mortgage Association 96-M6 G         AAA             7.750         09/17/23          759,542         800,798
    Federal National Mortgage Association Pool 519049     AAA             8.000         09/01/29        4,543,066       4,653,190
    Federal National Mortgage Association                 AAA             6.290         01/22/08        2,591,000       2,558,089
    Federal National Mortgage Association Pool 537367     AAA             7.000         06/01/30        1,989,332       1,991,461
    Federal National Mortgage Association Pool 523482     AAA             7.000         06/01/30        2,910,560       2,913,674
    Federal National Mortgage Association MTN, Series B   AAA             6.110         09/17/08        4,000,000       3,920,056
    Federal National Mortgage Association MTN             AAA             6.110         01/15/09        3,000,000       2,939,631
    Federal National Mortgage Association Pool 252155     AAA             7.000         10/01/08        3,309,482       3,322,621
    Federal National Mortgage Association MTN,  Series B  AAA             5.830         02/20/03        3,000,000       2,986,506
    Federal National Mortgage Association, Series B       AAA             7.250         01/15/10        6,000,000       6,512,958
    Federal National Mortgage Association Pool 781158     AAA             8.000         04/15/30        4,729,166       4,848,105
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2935                            AAA             8.000         06/20/30        7,740,156       7,908,505
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2973                            AAA             8.000         09/20/30        2,954,644       3,018,908
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2988                            AAA             8.000         10/20/30          993,026       1,014,625
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2995                            AAA             8.000         10/20/15        1,936,330       1,987,992
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2921                            AAA             7.500         05/20/30       10,758,374      10,896,081
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2934                            AAA             7.500         06/20/30        2,464,549       2,496,096
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2909                            AAA             8.000         04/20/30       10,852,263      11,088,301
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2922                            AAA             8.000         05/20/30        3,818,044       3,901,087
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2946                            AAA             8.000         07/20/30        3,880,660       3,965,065
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2958                            AAA             8.000         08/20/30        2,937,618       3,001,511
    Government National Mortgage Assoc.
     GNR 1999-33, Class H                                 AAA             7.500         01/20/26        1,000,000       1,019,129
    Small Business Administration Pool 505026             AAA             7.250         07/25/25        3,891,143       3,901,171
    Small Business Administration Pool 503963             AAA             7.125         11/25/22        2,053,076       2,051,534
    Small Business Administration Pool 504476             AAA             7.000         04/25/24        4,108,411       4,079,858
                                                                                                                      -----------
                                                                                                                      132,266,158
                                                                                                                      -----------
       TOTAL U.S. GOVERNMENT & AGENCY BONDS
       (COST: $194,334,941)                                                                                           199,592,975
                                                                                                                      -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
CORPORATE BONDS:                             30.4%

BASIC MATERIALS                               1.9%
  Paper/Forest Products                       1.2%
    Chesapeake Corp.                                      BA-3/BB+        7.200%        03/15/05       $1,000,000     $   914,640
    International Paper                                   BAA-1/BBB+      8.125         07/08/05        2,700,000       2,801,563
                                                                                                                      -----------
                                                                                                                        3,716,203
                                                                                                                      -----------

  Steel                                       0.7%
    Commercial Metals                                     BAA-1/BBB+      7.200         07/15/05        2,000,000       1,956,878
                                                                                                                      -----------

CAPITAL GOODS                                 0.8%
  Manufacturing-Diversified                   0.8%
    Giddings & Lewis                                      BA1/BBB         7.500         10/01/05        2,500,000       2,508,168
                                                                                                                      -----------

COMMUNICATION SERVICES                        2.9%
  Telephone                                   2.9%
    AT&T Corp.                                            A-3/A           8.650         09/15/04        2,500,000       2,628,245
    Centurytel Enterprises                                BAA-2/BBB+      8.250         05/01/24        2,500,000       2,364,120
    Koninklijke KPN 144A (A) (C)                          A-3/A-          8.375         10/01/30        2,000,000       1,742,124
    Telephone & Data Systems Incorporated                 A-3/A-          7.000         08/01/06        2,000,000       2,010,326
                                                                                                                      -----------
                                                                                                                        8,744,815
                                                                                                                      -----------

CONSUMER CYCLICAL                             0.7%
  Auto Manufacturers                          0.4%
    Borg-Warner Automotive                                BAA-2/BBB+      7.125         02/15/29        1,500,000       1,026,345
                                                                                                                      -----------

  Retail-General                              0.3%
    Saks Incorporated                                     BAA-3/BB+       7.500         12/01/10        1,700,000         918,000
                                                                                                                      -----------

CONSUMER STAPLES                              2.1%
  Food Retailers                              1.6%
    Great Atlantic & Pacific Tea                          BA-3/BB         7.700         01/15/04        2,220,000       1,224,254
    Kroger Company                                        BAA-3/BBB-      7.800         08/15/07        1,500,000       1,576,203
    Safeway Incorporated                                  BAA-2/BBB       7.000         09/15/07        2,000,000       2,027,894
                                                                                                                      -----------
                                                                                                                        4,828,351
                                                                                                                      -----------

  Media-TV/Radio/Cable                        0.5%
    Cox Communications Inc.                               BAA-2/BBB       7.750         11/01/10        1,500,000       1,557,747
                                                                                                                      -----------

ENERGY                                        1.8%
  Gas                                         0.8%
    Coastal Corporation                                   BAA-2/BBB       7.500         08/15/06        2,250,000       2,325,942
                                                                                                                      -----------

  Oil-Foreign                                 1.0%
    YPF Sociedad Anonima (A)                              AA-3/A+         8.000         02/15/04        3,000,000       2,951,988
    YPF Sociedad Anonima (A)                              B-1/BBB-        7.500         10/26/02          141,303         141,544
                                                                                                                      -----------
                                                                                                                        3,093,532
                                                                                                                      -----------

FINANCE                                       9.5%
  Banks                                       4.3%
    Barclays Bank PLC, 144A (A) (C)                       AA-2/A+         8.550         09/29/49        2,000,000       2,096,748
    Chase Manhattan Corporation                           A-1/A+          7.125         06/15/09        2,200,000       2,209,880
    UBS Preferred Funding Trust                           AA-2/AA-        8.622         12/29/49        2,250,000       2,361,454
    US Bank National Association - Minnesota              A-1/A           7.550         06/15/04        2,000,000       2,065,134
    Wells Fargo Company                                   AA-2/A+         7.250         08/24/05        2,000,000       2,081,266
    Wells Fargo Company                                   AA-2/A+         7.000         11/01/05        2,000,000       2,044,602
                                                                                                                      -----------
                                                                                                                       12,859,084
                                                                                                                      -----------

  Brokerage                                   0.7%
    Merrill Lynch & Co. Series B MTN                      AA-3/AA-        7.850         05/30/03        2,000,000       2,062,788
                                                                                                                      -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
  Financing Company                           0.7%
    Heller Financial Incorporated                         A-3/A-          8.000%        06/15/05       $2,000,000      $2,077,544
                                                                                                                      -----------

  Insurance                                   3.1%
    Ace Capital Trust II                                  A-2/BBB         9.700         04/01/30        2,200,000       2,333,005
    American General Corporation                          A-2/AA-         7.500         08/11/10        1,500,000       1,572,870
    GE Global Insurance                                   AA-1/AA         7.000         02/15/26        3,360,000       3,277,794
    Royal & Sun Alliance Incorporated (A)                 A-1/A           8.950         10/15/29        2,000,000       2,000,558
                                                                                                                      -----------
                                                                                                                        9,184,227
                                                                                                                      -----------

  Real Estate Investment                      0.7%
    EOP Operating Limited Partnership                     BAA-1/BBB+      8.100         08/01/10        2,000,000       2,102,422
                                                                                                                      -----------

INDUSTRIAL                                    2.3%
  Aerospace                                   0.9%
    Boeing Capital Corporation                            A-2/AA-         7.100         09/27/05        2,700,000       2,811,632
                                                                                                                      -----------

  Technology                                  1.4%
    Compaq Computer Corporation                           BAA-2/BBB       7.450         08/01/02        2,000,000       1,996,476
    Electronic Data Systems Corporation                   A-1/A+          7.450         10/15/29        2,000,000       2,043,870
                                                                                                                      -----------
                                                                                                                        4,040,346
                                                                                                                      -----------

TRANSPORTATION                                2.1%
  Airlines                                    0.7%
    American Airlines                                     A-2/BBB         8.040         09/16/11        1,610,714       1,678,542
    Delta Air Lines                                       BAA-1/BBB       8.540         01/02/07          247,457         249,856
    Southwest Airlines                                    A-1/A           8.700         07/01/11           17,367          19,073
                                                                                                                      -----------
                                                                                                                        1,947,471
                                                                                                                      -----------

  Leasing                                     1.3%
    Amerco                                                BA-1/BBB        8.800         02/04/05        1,000,000         980,963
    Amerco                                                BA-1/BBB        7.200         04/01/02        3,000,000       2,917,311
                                                                                                                      -----------
                                                                                                                        3,898,274
                                                                                                                      -----------

  Railroads                                   0.1%
    Union Pacific RR                                      A-1/A-          6.540         07/01/15          383,060         372,580
                                                                                                                      -----------

UTILITIES                                     4.9%
  Electric Power                              3.9%
    Allegheny Energy Corporation                          A-3/A           7.750         08/01/05        2,500,000       2,601,838
    DPL Inc.                                              BAA-1/BBB       8.250         03/01/07        2,000,000       2,076,950
    Energy East Corporation                               BAA-1/BBB+      8.050         11/15/10        2,000,000       2,123,346
    Ensearch Corporation                                  BAA-2/BBB       6.375         02/01/04        2,000,000       1,993,922
    Wisconsin Electric Power Company                      AA-3/A+         6.625         11/15/06        3,000,000       3,011,352
                                                                                                                      -----------
                                                                                                                       11,807,408
                                                                                                                      -----------

  Gas Pipeline                                1.0%
    El Paso Natural Gas                                   BAA-2/BBB       7.375         12/15/12        3,000,000       3,056,448
                                                                                                                      -----------

MISCELLANEOUS                                 1.4%
  Other                                       1.4%
    Chase Commercial Mortgage                             AAA             7.757         02/15/10        4,000,000       4,323,412
                                                                                                                      -----------

       TOTAL CORPORATE BONDS
       (COST: $90,306,120)                                                                                             91,219,617
                                                                                                                      -----------

       TOTAL INVESTMENTS, BOND FUND
       (COST: $288,664,587)**                                                                                        $294,836,118
                                                                                                                      ===========

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $288,682,361. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.................................. $7,656,672
  Gross unrealized depreciation.................................. (1,502,915)
                                                                  ----------
  Net unrealized appreciation.................................... $6,153,757
                                                                  ==========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 3.0% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On December 31, 2000, the total market value of these investments was $3,838,872, or 1.3% of total net assets.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
GNR    Government National Mortgage Association Remic
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                December 31, 2000

                                       % Net Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                 3.4%
  State Street Prime Money Market                                         6.210%                       22,692,148     $22,692,148
                                                                                                                       ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $22,692,148)                                                                                             22,692,148
                                                                                                                       ----------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
BONDS:                                       41.5%
U.S. GOVERNMENT & AGENCY BONDS:              29.2%
GOVERNMENT NOTES                             11.3%
    U.S. Treasury Notes                                   AAA             5.875%        11/15/04      $10,000,000      10,260,740
    U.S. Treasury Notes                                   AAA            11.125         08/15/03        3,000,000       3,428,790
    U.S. Treasury Notes                                   AAA            10.750         08/15/05        3,000,000       3,679,923
    U.S. Treasury Notes                                   AAA             6.500         02/15/10       10,000,000      10,944,520
    U.S. Treasury Notes                                   AAA             6.250         02/15/07       10,000,000      10,567,570
    U.S. Treasury Notes                                   AAA             9.125         05/15/09        6,000,000       6,675,000
    U.S. Treasury Notes                                   AAA             5.750         08/15/10        5,000,000       5,240,235
    U.S. Treasury Notes                                   AAA             5.250         08/15/03        3,000,000       3,007,551
    U.S. Treasury Notes                                   AAA             6.000         08/15/09       10,000,000      10,554,860
    U.S. Treasury Notes                                   AAA            10.750         02/15/03       10,000,000      11,092,970
                                                                                                                       ----------
                                                                                                                       75,452,159
                                                                                                                       ----------

GOVERNMENT AGENCIES                          17.9%
    Federal Home Loan Bank Note-CPI
     Floating Rate                                        AAA             7.668         02/20/07        5,000,000       4,714,800
    Federal Home Loan Mortgage Corp.
     Gold Pool C01005                                     AAA             8.000         06/01/30        7,718,585       7,904,604
    Federal Home Loan Mortgage Corp.                      AAA             6.000         11/18/03        3,000,000       2,986,641
    Federal Home Loan Mortgage Corp.
     Gold Pool C90340                                     AAA             7.500         06/01/20        1,953,104       1,988,358
    Federal National Mortgage Assn.
     Conventional Loan Pool 541215                        AAA             7.500         06/01/30        4,938,755       5,007,848
    Federal National Mortgage Assn.
     Conventional Loan Pool 253356                        AAA             8.000         06/01/30        4,834,949       4,948,474
    Federal National Mortgage Assn. Pool 533977           AAA             8.000         03/01/30        1,828,543       1,871,478
    Federal National Mortgage Assn. Pool 519049           AAA             8.000         09/01/29        4,543,066       4,653,190
    Federal National Mortgage Assn. - 96-M6  G            AAA             7.750         09/17/23        3,038,169       3,203,190
    Federal National Mortgage Assn.
     Conventional Loan Pool 547618                        AAA             6.500         09/01/15        4,531,666       4,505,111
    Federal National Mortgage Assn. Pool 253452           AAA             8.500         06/01/30        1,411,269       1,461,002
    Federal National Mortgage Assn. MTN, Series B         AAA             5.830         02/20/03        3,000,000       2,986,506
    Federal National Mortgage Assn., Series B             AAA             7.250         01/15/10        6,000,000       6,512,958
    Federal National Mortgage Assn. MTN, Series B         AAA             6.110         09/24/08        3,000,000       2,933,094
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2935                            AAA             8.000         06/20/30        5,998,621       6,129,091
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2921                            AAA             7.500         05/20/30        9,835,591       9,961,487
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2972                            AAA             7.500         09/20/30        8,934,520       9,048,883
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2934                            AAA             7.500         06/20/30        2,464,549       2,496,096
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2909                            AAA             8.000         04/20/30       11,164,847      11,407,682
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2884                            AAA             8.000         02/01/30        2,593,509       2,649,918
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2922                            AAA             8.000         05/20/30        1,747,526       1,785,535
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2946                            AAA             8.000         07/20/30        5,335,907       5,451,964
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2958                            AAA             8.000         08/20/30        5,875,236       6,003,023
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2957                            AAA             7.500         08/20/30          944,051         956,136
    Small Business Administration Pool 505026             AAA             7.250         07/25/25        4,863,929       4,876,463
    Small Business Administration Pool 504476             AAA             7.000         04/25/24        3,286,729       3,263,886
                                                                                                                       ----------
                                                                                                                      119,707,418
                                                                                                                       ----------
       TOTAL U.S. GOVERNMENT & AGENCY
       BONDS (COST: $190,061,685)                                                                                     195,159,577
                                                                                                                      -----------

CORPORATE BONDS:                             12.3%

BASIC MATERIALS                               0.8%
  Paper/Forest Products                       0.3%
    International Paper Co.                               BAA-1/BBB+      8.125         07/08/05        2,000,000       2,075,232
                                                                                                                      -----------

  Steel                                       0.5%
    Commercial Metals                                     BAA-1/BBB+      7.200         07/15/05        3,500,000       3,424,537
                                                                                                                      -----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
CAPITAL GOODS                                 0.1%
  Manufacturing-Diversified                   0.1%
    Giddings & Lewis                                      BA-1/BBB        7.500%        10/01/05         $500,000        $501,633
                                                                                                                      -----------

COMMUNICATION SERVICES                        0.9%
  Telephone                                   0.9%
    AT&T Corp.                                            A-3/A           8.650         09/15/04        2,500,000       2,628,245
    Koninklijke KPN N.V., 144A (A) (C)                    A-3/A-          8.375         10/01/30        2,000,000       1,742,124
    Telephone & Data Systems Incorporated                 A-3/A-          7.000         08/01/06        1,500,000       1,507,745
                                                                                                                      -----------
                                                                                                                        5,878,114
                                                                                                                      -----------

CONSUMER CYCLICAL                             0.7%
  Auto Manufacturers                          0.1%
    Borg-Warner Automotive                                BAA-2/BBB+      7.125         02/15/29        1,500,000       1,026,345
                                                                                                                      -----------

  Retail - General                            0.6%
    Dollar General Corp.                                  BAA-2/BBB+      8.625         06/15/10        3,000,000       3,097,287
    Saks Incorporated                                     BAA-3/BB+       7.500         12/01/10        2,000,000       1,080,000
                                                                                                                      -----------
                                                                                                                        4,177,287
                                                                                                                      -----------

CONSUMER STAPLES                              0.7%
  Food Retailers                              0.7%
    Great Atlantic & Pacific Tea                          BA-3/BB         7.700         01/15/04        1,000,000         551,466
    Great Atlantic & Pacific Tea                          BA-3/BB         7.750         04/15/07        1,000,000         587,155
    Kroger Company                                        BAA-3/BBB-      7.800         08/15/07        1,500,000       1,576,203
    Safeway Incorporated                                  BAA-2/BBB       7.000         09/15/07        2,000,000       2,027,894
                                                                                                                      -----------
                                                                                                                        4,742,718
                                                                                                                      -----------

ENERGY                                        0.9%
  Gas                                         0.5%
    Coastal Corporation                                   BAA-2/BBB       7.500         08/15/06        3,000,000       3,101,256
                                                                                                                      -----------

  Oil-Foreign                                 0.4%
    YPF Sociedad Anonima (A)                              B-1/BBB-        8.000         02/15/04        3,000,000       2,951,988
                                                                                                                      -----------

FINANCE                                       4.1%
  Banks                                       2.0%
    Barclays Bank PLC, 144A (A) (C)                       AA-2/A+         8.550         09/29/49        2,000,000       2,096,748
    Chase Manhattan Corporation                           A-1/A+          7.125         06/15/09        2,500,000       2,511,228
    UBS Preferred Funding Trust                           AA-2/AA-        8.622         12/29/49        2,250,000       2,361,454
    US Bank National Association - Minnesota              A-1/A           7.550         06/15/04        2,200,000       2,271,647
    Wells Fargo Company                                   AA-2/A+         7.250         08/24/05        2,000,000       2,081,266
    Wells Fargo Company                                   AA-2/A+         7.000         11/01/05        2,000,000       2,044,602
                                                                                                                      -----------
                                                                                                                       13,366,945
                                                                                                                      -----------

  Brokerage                                   0.3%
    Merrill Lynch & Co. Series B MTN                      AA-3/AA-        7.850         05/30/03        2,000,000       2,062,788
                                                                                                                      -----------

  Financing Company                           0.3%
    Heller Financial Incorporated                         A-3/A-          8.000         06/15/05        2,000,000       2,077,544
                                                                                                                     -----------

  Insurance                                   1.0%
    Ace Capital Trust II                                  A-2/BBB         9.700         04/01/30        2,000,000       2,120,914
    GE Global Insurance                                   AA-1/AA         7.000         02/15/26        3,500,000       3,414,369
    Royal & Sun Alliance Incorporated (A)                 A-1/A           8.950         10/15/29        1,500,000       1,500,419
                                                                                                                      -----------
                                                                                                                        7,035,702
                                                                                                                      -----------

  Real Estate Investment                      0.5%
    EOP Operating Limited Partnership                     BAA-1/BBB+      8.100         08/01/10        3,000,000       3,153,633
                                                                                                                      -----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
INDUSTRIAL                                    1.0%
  Aerospace                                   0.2%
    United Technologies Corporation                       A-2/A+          7.125%        11/15/10       $1,500,000      $1,581,298
                                                                                                                      -----------

  Technology                                  0.8%
    Compaq Computer Corporation                           BAA-2/BBB       7.450         08/01/02        2,500,000       2,495,595
    Electronic Data Systems Corporation                   A-1/A+          7.450         10/15/29        2,500,000       2,554,837
                                                                                                                      -----------
                                                                                                                        5,050,432
                                                                                                                      -----------

TRANSPORTATION                                0.8%
  Airlines                                    0.3%
    American Airlines                                     A-2/BBB         8.040         09/16/11          805,357         839,271
    Delta Air Lines                                       BAA-1/BBB       8.540         01/02/07        1,251,414       1,263,540
                                                                                                                      -----------
                                                                                                                        2,102,811
                                                                                                                      -----------

  Leasing                                     0.4%
    Amerco                                                BA-1/BBB        8.800         02/04/05        2,500,000       2,452,407
                                                                                                                       -----------

  Trucking & Shipping                         0.1%
    Federal Express                                       A-3/BBB+        7.890         09/23/08          373,770         382,950
                                                                                                                      -----------

UTILITIES                                     1.5%
  Electric Power                              1.0%
    Allegheny Energy Corporation                          A-3/A           7.750         08/01/05        2,500,000       2,601,838
    DPL Inc                                               BAA-1/BBB       8.250         03/01/07        2,000,000       2,076,950
    Energy East Corporation                               BAA-1/BBB+      8.050         11/15/10        2,000,000       2,123,346
                                                                                                                      -----------
                                                                                                                        6,802,134
                                                                                                                      -----------

  Gas Pipeline                                0.5%
    El Paso Natural Gas                                   BAA2/BBB        7.375         12/15/12        3,000,000       3,056,448
                                                                                                                      -----------

MISCELLANEOUS                                 0.8%
  Other                                       0.8%
    Chase Commercial Mortgage                             AAA             7.757         02/15/10        5,000,000       5,404,265
                                                                                                                      -----------

       TOTAL CORPORATE BONDS
       (COST: $81,329,388)                                                                                             82,408,467
                                                                                                                      -----------

       TOTAL BONDS (COST: $271,391,073)                                                                               277,568,044
                                                                                                                      -----------

                                             % Net
                                            Assets                                                         Shares           Value
COMMON STOCKS:                               54.6%
BASIC MATERIALS                               1.4%
  Chemicals                                   1.0%
    The Dow Chemical Company                                                                              102,600       3,757,725
     Rohm and Haas Company                                                                                 78,300       2,843,269
                                                                                                                        ---------
                                                                                                                        6,600,994
                                                                                                                        ---------

  Paper/Forest Products                       0.4%
    Willamette Industries, Inc.                                                                            55,000       2,581,563
                                                                                                                        ---------

CAPITAL GOODS                                 5.7%
  Electrical Equipment                        1.4%
    Emerson Electric Co.                                                                                   62,700       4,941,544
    Honeywell International Inc.                                                                           89,000       4,210,812
                                                                                                                        ---------
                                                                                                                        9,152,356
                                                                                                                        ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net
                                            Assets                                                         Shares           Value
  Machinery/Equipment                         1.4%
    Dover Corporation                                                                                     108,000      $4,380,750
    Pall Corporation                                                                                      226,000       4,816,625
                                                                                                                        ---------
                                                                                                                        9,197,375
                                                                                                                        ---------

  Manufacturing-Diversified                   2.9%
    Illinois Tool Works, Inc.                                                                              58,000       3,454,625
    Minnesota Mining and Manufacturing Company                                                             40,000       4,820,000
    Tyco International Ltd (A)                                                                            102,000       5,661,000
    United Technologies Corporation                                                                        65,000       5,110,625
                                                                                                                        ---------
                                                                                                                       19,046,250
                                                                                                                        ---------

COMMUNICATION SERVICES                        2.9%
  Telecomm - Cellular  Wireless               0.7%
    Vodafone AirTouch PLC-SP ADR (A)                                                                      124,025       4,441,645
                                                                                                                        ---------

  Telephone - Long Distance                   1.1%
    AT & T Corp.                                                                                          158,998       2,752,653
    Sprint Corporation                                                                                    102,000       2,071,875
    WorldCom, Inc***                                                                                      200,000       2,800,000
                                                                                                                        ---------
                                                                                                                        7,624,528
                                                                                                                        ---------

  Telephone                                   1.1%
    ALLTEL Corporation                                                                                     59,800       3,733,763
    Verizon Communication                                                                                  66,612       3,338,926
                                                                                                                        ---------
                                                                                                                        7,072,689
                                                                                                                        ---------

CONSUMER CYCLICAL                             4.4%
  Commercial/Consumer                         1.0%
    IMS Health Incorporated                                                                               234,600       6,334,200
                                                                                                                        ---------

  Printing/Publishing                         0.3%
    PRIMEDIA Inc.***                                                                                      195,200       2,330,200
                                                                                                                        ---------

  Retail-Discount                             0.5%
    Wal-Mart Stores, Inc.                                                                                  59,200       3,145,000
                                                                                                                        ---------

  Retail-General                              1.7%
    Target Corporation                                                                                    353,000      11,384,250
                                                                                                                        ---------

  Retail-Specialty                            0.9%
    Lowe's Companies, Inc.                                                                                 60,700       2,701,150
    Tiffany & Co.                                                                                         100,200       3,168,825
                                                                                                                        ---------
                                                                                                                        5,869,975
                                                                                                                        ---------

CONSUMER STAPLES                              7.1%
  Cosmetics/Toiletries                        1.1%
    Kimberly-Clark Corporation                                                                            108,300       7,655,727
                                                                                                                        ---------

  Drug Stores                                 1.2%
    CVS Corporation                                                                                       135,852       8,142,629
                                                                                                                        ---------

   Entertainment                              0.7%
    The Walt Disney Company                                                                               168,300       4,870,181
                                                                                                                        ---------

  Restaurants                                 0.9%
    McDonald's Corporation                                                                                182,100       6,191,400
                                                                                                                        ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net
                                            Assets                                                         Shares           Value
  Food Producers                              1.5%
    General Mills, Inc.                                                                                   118,700      $5,289,569
    Sara Lee Corporation                                                                                  185,300       4,551,431
                                                                                                                        ---------
                                                                                                                        9,841,000
                                                                                                                        ---------

  Food Retailers                              0.7%
    Safeway Inc.***                                                                                        77,300       4,831,250
                                                                                                                        ---------

  Media-TV/Radio/Cable                        1.0%
    Cox Communications, Inc.***                                                                           147,200       6,854,000
                                                                                                                        ---------

ENERGY                                        3.7%
  Exploration/Drilling                        0.7%
    Kerr-McGee Corporation                                                                                 55,100       3,688,256
    Transocean Sedco Forex Inc.                                                                            15,062         692,852
                                                                                                                        ---------
                                                                                                                        4,381,108
                                                                                                                        ---------

  Oil-Domestic                                1.2%
    Unocal Corporation                                                                                    104,200       4,031,237
    USX-Marathon Group                                                                                    132,300       3,671,325
                                                                                                                        ---------
                                                                                                                        7,702,562
                                                                                                                        ---------
  Oil-International                           0.8%
    BP Amoco PLC/ADR (A)                                                                                   64,746       3,099,715
    Exxon Corporation                                                                                      27,100       2,356,006
                                                                                                                        ---------
                                                                                                                        5,455,721
                                                                                                                        ---------

  Oil-Services                                1.0%
    Schlumberger Limited                                                                                   82,200       6,570,863
                                                                                                                        ---------

FINANCE                                       8.8%
  Banks                                       2.3%
    Bank One Corporation                                                                                  123,890       4,537,471
    Bank of America Corporation                                                                            94,698       4,344,271
    Wells Fargo Company                                                                                   121,400       6,760,463
                                                                                                                        ---------
                                                                                                                       15,642,205
                                                                                                                        ---------

  Financial Services                          5.2%
    Citigroup Inc.                                                                                        249,905      12,760,774
    Countrywide Credit Industries, Inc.                                                                    97,100       4,879,275
    Household International, Inc.                                                                          79,100       4,350,500
    MBIA, Inc.                                                                                             65,200       4,832,950
    Morgan Stanley Dean Witter and Co.                                                                    102,000       8,083,500
                                                                                                                        ---------
                                                                                                                       34,906,999
                                                                                                                        ---------

  Insurance Companies                         1.3%
    The Allstate Corporation                                                                              201,014       8,756,672
                                                                                                                        ---------

HEALTHCARE                                    7.9%
  Bio/Specialty Pharmacy                      0.9%
    Pharmacia Corporation                                                                                  67,028       4,088,708
    QLT Inc. (A)***                                                                                        67,800       1,898,400
                                                                                                                        ---------
                                                                                                                        5,987,108
                                                                                                                        ---------

  Drugs                                       3.9%
    American Home Products Corporation                                                                    115,000       7,308,250
    Bristol-Myers Squibb Company                                                                          178,200      13,175,662
    Genzme Corporation***                                                                                  30,500       2,743,094
    GlaxoSmithkline plc - ADR (A)                                                                          46,150       2,584,400
                                                                                                                        ---------
                                                                                                                       25,811,406
                                                                                                                        ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net
                                            Assets                                                         Shares           Value
  Medical Products/Supply                     2.7%
    ALZA Corporation***                                                                                    89,400     $ 3,799,500
    Baxter International Inc.                                                                              99,100       8,751,769
    Johnson & Johnson                                                                                      51,408       5,401,053
                                                                                                                        ---------
                                                                                                                       17,952,322
                                                                                                                        ---------

  Medical Services                            0.4%
    Aetna Inc.***                                                                                          62,600       2,570,513
                                                                                                                        ---------

TECHNOLOGY                                   10.9%
  Communications Equipment                    1.7%
    ADC Telecommunications, Inc.***                                                                       336,000       6,090,000
    Motorola, Inc.                                                                                        250,600       5,074,650
                                                                                                                        ---------
                                                                                                                       11,164,650
                                                                                                                        ---------

  Computer Related                            4.5%
    3Com Corporation***                                                                                   124,200       1,055,700
    EMC Corporation***                                                                                    134,400       8,937,600
    Gateway, Inc.***                                                                                      196,500       3,535,035
    Hewlett-Packard Company                                                                               140,400       4,431,375
    International Business Machines Corporation                                                            84,100       7,148,500
    Palm, Inc.***                                                                                         184,214       5,215,559
                                                                                                                        ---------
                                                                                                                       30,323,769
                                                                                                                        ---------

  Computer Software/Services                  1.7%
    Computer Sciences Corporation***                                                                       63,500       3,817,937
    Compuware Corporation***                                                                              122,000         762,500
    Keane, Inc.***                                                                                        289,700       2,824,575
    Veritas Software***                                                                                    47,061       4,117,838
                                                                                                                        ---------
                                                                                                                       11,522,850
                                                                                                                        ---------

  Electronics                                 1.2%
    Agilent Technologies, Inc.***                                                                          35,903       1,965,689
    Koninklijke (Royal) Philips Elec. N.V. - ADR (A)                                                      176,148       6,385,365
                                                                                                                        ---------
                                                                                                                        8,351,054
                                                                                                                        ---------

  Semiconductors                              1.8%
    Conexant Systems, Inc.***                                                                             107,000       1,645,125
    Micron Technology, Inc.***                                                                             87,700       3,113,350
    Texas Instruments Incorporated                                                                        159,100       7,537,362
                                                                                                                        ---------
                                                                                                                       12,295,837
                                                                                                                        ---------

TRANSPORTATION                                0.8%
  Airlines                                    0.3%
    Delta Air Lines, Inc.                                                                                  44,400       2,228,325
                                                                                                                        ---------

  Trucking & Shipping                         0.5%
    FedEx Corporation***                                                                                   79,400       3,172,824
                                                                                                                        ---------

UTILITIES                                     1.0%
  Electric Power                              0.3%
    PG&E Corporation                                                                                       95,000       1,900,000
                                                                                                                        ---------

  Natural Gas                                 0.7%
    The Williams Companies, Inc.                                                                          121,000       4,832,438
                                                                                                                        ---------

       TOTAL COMMON STOCKS
       (COST: $268,618,726)                                                                                           364,696,438
                                                                                                                      -----------

       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $562,701,947)**                                                                                        $664,956,630
                                                                                                                      ===========

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard  &  Poors' quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $562,701,947. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation................................. $130,101,113
  Gross unrealized depreciation.................................  (27,846,430)
                                                                  -----------
  Net unrealized appreciation................................... $102,254,683
                                                                  ===========

***This security is non-income producing.

****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.8% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 2000, the total market value of these investments was $3,838,872 or 0.6% of total net assets.

ABS    Asset Backed Security
ADR    American Depository Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  2.2%
  State Street Prime Money Market                                                    6.210%          25,106,301        $25,106,301
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST: $25,106,301)                                                                                                25,106,301
                                                                                                                        ----------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                97.7%

BASIC MATERIALS                                2.1%
  Chemicals                                    2.1%
    The Dow Chemical Company                                                                           334,650         12,256,556
    E.I. duPont de Nemours & Company                                                                   254,000         12,271,375
                                                                                                                       ----------
                                                                                                                       24,527,931
                                                                                                                       ----------

CAPITAL GOODS                                  9.1%
  Electrical Equipment                         4.9%
    Emerson Electric Co.                                                                               413,200         32,565,325
    Honeywell International Inc.                                                                       528,000         24,981,000
                                                                                                                       ----------
                                                                                                                       57,546,325
                                                                                                                       ----------

  Manufacturing-Diversified                    4.2%
    Minnesota Mining and Manufacturing Company                                                         194,000         23,377,000
    United Technologies Corporation                                                                    320,600         25,207,175
                                                                                                                       ----------
                                                                                                                       48,584,175
                                                                                                                       ----------

COMMUNICATION SERVICES                         5.0%
  Telephone - Long Distance                    2.2%
    AT&T Corp.                                                                                         748,054         12,950,685
    Sprint Corporation                                                                                 646,000         13,121,875
                                                                                                                       ----------
                                                                                                                       26,072,560
                                                                                                                       ----------

  Telephone                                    2.8%
    ALLTELL Corporation                                                                                277,000         17,295,188
    Verizon Communication                                                                              311,035         15,590,629
                                                                                                                       ----------
                                                                                                                       32,885,817
                                                                                                                       ----------

CONSUMER CYCLICAL                              2.3%
  Retail-Discount                              1.4%
    Wal-Mart Stores, Inc.                                                                              307,800         16,351,875
                                                                                                                       ----------

  Retail-General                               0.9%
    Sears, Roebuck & Co.                                                                               315,100         10,949,725
                                                                                                                       ----------

CONSUMER STAPLES                              16.9%
  Beverages                                    1.2%
    PepsiCo, Inc.                                                                                      280,200         13,887,413
                                                                                                                       ----------

  Cosmetics/Toiletries                         2.8%
    Kimberly-Clark Corporation                                                                         468,300         33,104,127
                                                                                                                       ----------

  Drug Stores                                  2.9%
    CVS Corporation                                                                                    562,906         33,739,178
                                                                                                                       ----------

  Entertainment                                1.9%
    The Walt Disney Company                                                                            749,800         21,697,338
                                                                                                                       ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
Restaurants                                    1.9%
    McDonald's Corporation                                                                             646,500        $21,981,000
                                                                                                                       ----------

  Food Producers                               3.8%
    General Mills, Inc.                                                                                483,900         21,563,794
    Sara Lee Corporation                                                                               928,000         22,794,000
                                                                                                                       ----------
                                                                                                                       44,357,794
                                                                                                                       ----------

  Food Retailers                               2.4%
    The Kroger Co.***                                                                                1,045,400         28,291,138
                                                                                                                       ----------

ENERGY                                         6.6%
  Exploration\Drilling                         0.2%
    Transocean Sedco Forex Inc.                                                                         53,046          2,440,116
                                                                                                                       ----------

  Oil-Domestic                                 1.7%
    Unocal Corporation                                                                                 238,850          9,240,509
    USX-Marathon Group                                                                                 381,350         10,582,463
                                                                                                                       ----------
                                                                                                                       19,822,972
                                                                                                                       ----------

  Oil-International                            3.0%
    BP Amoco PLC- ADR  (A)                                                                             243,180         11,642,242
    Exxon Corporation                                                                                  115,600         10,049,975
    Texaco Inc.                                                                                        202,900         12,605,163
                                                                                                                       ----------
                                                                                                                       34,297,380
                                                                                                                       ----------

  Oil-Services                                 1.7%
    Schlumberger Limited                                                                               248,000         19,824,500
                                                                                                                       ----------

FINANCE                                       15.1%
  Banks                                        4.2%
    Bank of America Corporation                                                                        269,871         12,380,332
    Bank One Corporation                                                                               456,640         16,724,440
    First Union Corporation                                                                            246,800          6,864,125
    Wachovia Corporation                                                                               216,700         12,595,688
                                                                                                                       ----------
                                                                                                                       48,564,585
                                                                                                                       ----------

  Financial Services                           7.3%
    Citigroup Inc.                                                                                     780,614         39,860,102
    Household International, Inc.                                                                      400,000         22,000,000
    Morgan Stanley Dean Witter and Co.                                                                 300,000         23,775,000
                                                                                                                       ----------
                                                                                                                       85,635,102
                                                                                                                       ----------

  Insurance Companies                          3.6%
    The Allstate Corporation                                                                           960,026         41,821,132
                                                                                                                       ----------

HEALTHCARE                                    12.6%
  Drugs                                        7.6%
    American Home Products Corporation                                                                 483,500        $30,726,425
    Bristol-Myers Squibb Company                                                                       624,500         46,173,969
    Glaxo SmithKline plc - ADR  (A)                                                                    209,450         11,729,200
                                                                                                                       ----------
                                                                                                                       88,629,594
                                                                                                                       ----------

  Medical Prods/Supply                         5.0%
    Baxter International Inc.                                                                          425,100         37,541,644
    Johnson & Johnson                                                                                  197,700         20,770,856
                                                                                                                       ----------
                                                                                                                       58,312,500
                                                                                                                       ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
TECHNOLOGY                                    23.2%
  Communications Equipment                     5.1%
    Harris Corporation                                                                                 517,800        $15,857,625
    Motorola, Inc.                                                                                   1,134,500         22,973,625
    Nortel Networks Corporation  (A)                                                                   628,800         20,160,900
                                                                                                                       ----------
                                                                                                                       58,992,150
                                                                                                                       ----------

  Computer Related                             6.7%
    Compaq Computer Corporation                                                                        593,100          8,926,155
    EMC Corporation***                                                                                 405,500         26,965,750
    Hewlett-Packard Company                                                                            544,800         17,195,250
    International Business Machines Corporation                                                        298,600         25,381,000
                                                                                                                       ----------
                                                                                                                       78,468,155
                                                                                                                       ----------

  Computer Software/Services                   5.1%
    Automated Data Processing. Inc.                                                                    416,300         26,356,994
    Computer Associates International, Inc.                                                            505,100          9,849,450
    Computer Sciences Corporation***                                                                   391,700         23,550,963
                                                                                                                       ----------
                                                                                                                       59,757,406
                                                                                                                       ----------

  Electronics                                  3.2%
    Agilent Technologies, Inc.***                                                                      156,998          8,595,640
    Koninklijke (Royal) Philips Electronics N.V. - ADR  (A)                                            808,074         29,292,682
                                                                                                                       ----------
                                                                                                                       37,888,322
                                                                                                                       ----------

  Semiconductors                               3.1%
    Intel Corporation                                                                                  347,600         10,514,900
    Texas Instruments Incorporated                                                                     530,500         25,132,438
                                                                                                                       ----------
                                                                                                                       35,647,338
                                                                                                                       ----------

TRANSPORTATION                                 1.2%
  Airlines                                     0.7%
    Delta Air Lines, Inc.                                                                              158,600          7,959,738
                                                                                                                       ----------

  Railroads                                    0.5%
    Burlington Northern Santa Fe Corporation                                                           220,200          6,234,412
                                                                                                                       ----------

UTILITIES                                      3.6%
  Electric Power                               2.0%
    Duke Energy Corporation                                                                            210,000         17,902,500
    PG&E Corporation                                                                                   240,000          4,800,000
                                                                                                                       ----------
                                                                                                                       22,702,500
                                                                                                                       ----------

  Natural Gas                                  1.6%
    The Williams Companies, Inc.                                                                       468,000         18,690,750
                                                                                                                       ----------

       TOTAL COMMON STOCKS
       (COST: $883,361,694)                                                                                          1,139,665,048
                                                                                                                      ------------

       TOTAL INVESTMENTS, GROWTH AND INCOME
       STOCK FUND (COST: $908,467,995)**                                                                            $1,164,771,349
                                                                                                                     =============

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $908,623,269. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation................................. $337,486,327
  Gross unrealized depreciation.................................  (81,338,247)
                                                                  -----------
  Net unrealized appreciation................................... $256,148,080
                                                                  ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 6.2% of the total net assets.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  3.5%
    State Street Prime Money Market                                                  6.210%          32,419,190        $32,419,190
                                                                                                                        ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $32,419,190)                                                                                              32,419,190
                                                                                                                        ----------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                96.7%

BASIC MATERIALS                                3.1%
  Chemicals                                    2.4%
    Praxair, Inc.                                                                                      231,000         10,250,625
    Rohm and Haas Company                                                                              320,000         11,620,000
                                                                                                                       ----------
                                                                                                                       21,870,625
                                                                                                                       ----------

  Paper/Forest Products                        0.7%
    Willamette Industries, Inc.                                                                        133,000          6,242,688
                                                                                                                       ----------

CAPITAL GOODS                                  8.8%
  Electrical Equipment                         0.8%
    SCI Systems, Inc.***                                                                               263,200          6,941,900
                                                                                                                       ----------

  Machinery/Equipment                          3.6%
    Dover Corporation                                                                                  481,000         19,510,562
    Pall Corporation                                                                                   640,000         13,640,000
                                                                                                                        ----------
                                                                                                                       33,150,562
                                                                                                                        ----------

  Manufacturing-Diversified                    4.4%
    Illinois Tool Works, Inc.                                                                          328,000         19,536,500
    Tyco International Ltd (A)                                                                         375,000         20,812,500
                                                                                                                        ----------
                                                                                                                       40,349,000
                                                                                                                       ----------

COMMUNICATION SERVICES                         6.9%
  Telecom-Cel/Wireless                         3.1%
    AT&T Wireless Group***                                                                             464,200          8,036,462
    Sprint PCS Group***                                                                                298,000          6,090,375
    Vodafone AirTouch PLC-SP ADR (A)                                                                   398,000         14,253,375
                                                                                                                       ----------
                                                                                                                       28,380,212
                                                                                                                       ----------

  Telecomm - Long Distance                     0.9%
    Worldcom, Inc.***                                                                                  580,000          8,120,000
                                                                                                                       ----------

  Telephone                                    2.9%
    CenturyTel, Inc.                                                                                   384,000         13,728,000
    Telefonos de Mexico SP ADR - Cl L  (A)                                                             289,600         13,068,200
                                                                                                                       ----------
                                                                                                                       26,796,200
                                                                                                                       ----------

CONSUMER CYCLICAL                             10.3%
  Commercial/Consumer                          2.2%
    IMS Health Incorporated                                                                            769,900         20,787,300
                                                                                                                       ----------

  Printing/Publishing                          1.0%
    PRIMEDIA Inc.***                                                                                   790,600          9,437,788
                                                                                                                       ----------

  Retail-General                               3.5%
    Target Corporation                                                                                 997,800         32,179,050
                                                                                                                       ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
  Retail-Specialty                             3.6%
    Lowe's Companies, Inc                                                                              303,500        $13,505,750
    The TJX Companies, Inc.                                                                            328,100          9,104,775
    Tiffany & Co.                                                                                      330,100         10,439,413
                                                                                                                       ----------
                                                                                                                       33,049,938
                                                                                                                       ----------

CONSUMER STAPLES                               8.7%
  Restaurants                                  1.4%
    Brinker International, Inc.***                                                                     308,000         13,013,000
                                                                                                                       ----------

  Food Retailers                               2.8%
    Safeway Inc.***                                                                                    408,300         25,518,750
                                                                                                                       ----------

  Media-TV/Radio/Cable                         4.5%
    AT&T Corp. - Liberty Media Corporation***                                                          799,800         10,847,288
    Cox Communications, Inc.***                                                                        668,100         31,108,406
                                                                                                                       ----------
                                                                                                                       41,955,694
                                                                                                                       ----------

ENERGY                                         7.6%
  Exploration/Drilling                         1.4%
    Kerr-McGee Corporation                                                                             192,000         12,852,000
                                                                                                                       ----------

  Oil-Domestic                                 5.2%
    Unocal Corporation                                                                                 379,450         14,679,971
    USX-Marathon Group                                                                                 426,400         11,832,600
    Weatherford International, Inc.***                                                                 456,700         21,579,075
                                                                                                                       ----------
                                                                                                                       48,091,646
                                                                                                                       ----------

  Oil-Services                                 1.0%
    Grant Prideco Inc.***                                                                              437,600          9,599,850
                                                                                                                       ----------

FINANCE                                       16.0%
  Banks                                        4.7%
    Firstar Corporation                                                                                198,200          4,608,150
    SunTrust Banks, Inc.                                                                               313,300         19,737,900
    Wells Fargo Company                                                                                340,800         18,978,300
                                                                                                                       ----------
                                                                                                                       43,324,350
                                                                                                                       ----------

  Financial Services                           8.7%
    Citigroup Inc.                                                                                     335,730         17,143,213
    Countrywide Credit Industries, Inc.                                                                445,000         22,361,250
    Freddie Mac                                                                                        420,500         28,961,937
    MBIA, Inc.                                                                                         168,000         12,453,000
                                                                                                                       ----------
                                                                                                                       80,919,400
                                                                                                                       ----------

  Insurance Companies                          2.6%
    Ace Limited  (A)                                                                                   564,000         23,934,750
                                                                                                                       ----------

HEALTHCARE                                     9.9%
  Biotech-Spec. Pharmaceutical                 4.4%
    Elan Corp PLC - ADR  (A)***                                                                        428,800         20,073,200
    Pharmacia Corporation                                                                              231,216         14,104,176
    QLT Inc. (A)***                                                                                    248,800          6,966,400
                                                                                                                       ----------
                                                                                                                       41,143,776
                                                                                                                       ----------

  Drugs                                        1.2%
    Genzyme Corporation***                                                                             122,100         10,981,369
                                                                                                                       ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
  Medical Prod/Supply                          3.6%
    ALZA Corporation***                                                                                414,000        $17,595,000
    Boston Scientific Corporation***                                                                 1,164,600         15,940,462
                                                                                                                       ----------
                                                                                                                       33,535,462
                                                                                                                       ----------

  Medical Services                             0.7%
    Aetna Inc.***                                                                                      155,700          6,393,431
                                                                                                                       ----------

TECHNOLOGY                                    21.5%
  Communication Equipment                      1.9%
    ADC Telecommunications, Inc.***                                                                    980,500         17,771,563
                                                                                                                       ----------

  Computer Related                             5.3%
    3Com Corporation***                                                                                354,600          3,014,100
    EMC Corporation***                                                                                 325,700         21,659,050
    Gateway, Inc.***                                                                                   524,300          9,432,157
    Palm, Inc.***                                                                                      525,945         14,890,818
                                                                                                                       ----------
                                                                                                                       48,996,125
                                                                                                                       ----------

  Computer Software/Services                  10.3%
    Autodesk, Inc.                                                                                     765,100         20,609,880
    Cadence Design Systems, Inc.***                                                                    814,800         22,407,000
    Compuware Corporation***                                                                           404,400          2,527,500
    Keane, Inc.***                                                                                     859,900          8,384,025
    PeopleSoft, Inc.***                                                                                812,200         30,203,688
    Veritas Software***                                                                                130,779         11,443,163
                                                                                                                       ----------
                                                                                                                       95,575,256
                                                                                                                       ----------

  Semiconductors                               4.0%
    Conexant Systems Inc.***                                                                           334,198          5,138,294
    Dallas Semiconductor Corporation                                                                   269,200          6,898,250
    Micron Technology, Inc.***                                                                         217,400          7,717,700
    Texas Instruments Incorporated                                                                     363,700         17,230,288
                                                                                                                       ----------
                                                                                                                       36,984,532
                                                                                                                       ----------

TRANSPORTATION                                 1.1%
  Trucking & Shipping                          1.1%
    FedEx Corporation***                                                                               261,100         10,433,556
                                                                                                                       ----------

UTILITIES                                      2.8%
  Natural Gas                                  2.8%
    El Paso Energy Corporation                                                                         176,000         12,606,000
    The Williams Companies, Inc.                                                                       340,000         13,578,750
                                                                                                                       ----------
                                                                                                                       26,184,750
                                                                                                                       ----------

       TOTAL COMMON STOCKS
       (COST: $686,169,149)                                                                                           894,514,523
                                                                                                                      -----------

       TOTAL INVESTMENTS, CAPITAL APPRECIATION
       STOCK FUND (COST: $718,588,339)**                                                                             $926,933,713
                                                                                                                      ===========

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $718,588,339. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation................................ $277,682,004
  Gross unrealized depreciation................................  (69,336,630)
                                                                 -----------
  Net unrealized appreciation.................................. $208,345,374
                                                                 ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 10.7% of the total net assets.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  2.7%
    State Street Prime Money Market                                                  6.210%           1,770,134         $1,770,134
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,770,134)                                                                                                1,770,134
                                                                                                                         ---------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                97.1%

BASIC MATERIALS                                5.8%
  Agricultural                                 0.4%
    Universal Corporation                                                                                6,400            224,000
                                                                                                                        ---------

  Chemicals                                    1.2%
    Air Products & Chemicals, Inc.                                                                      15,000            615,000
    Martin Marietta Corporation                                                                          3,900            164,970
                                                                                                                         ---------
                                                                                                                          779,970
                                                                                                                        ---------

  Chemicals-Specialty                          1.9%
    Ecolab Inc.                                                                                         15,000            647,812
    Engelhard Corporation                                                                                8,300            169,113
    Sigma-Aldrich Corporation                                                                           11,000            432,438
                                                                                                                        ---------
                                                                                                                        1,249,363
                                                                                                                        ---------

  Metals & Mining                              0.2%
    Freeport-McMoRan Copper & Gold, Inc.***                                                             12,500            107,031
                                                                                                                        ---------

  Paper/Forest Products                        2.1%
    Bemis Company, Inc.                                                                                 19,000            637,687
    Caraustar Industries, Inc.                                                                          16,500            154,688
    Westvaco Corporation                                                                                20,000            583,750
                                                                                                                        ---------
                                                                                                                        1,376,125
                                                                                                                        ---------

CAPITAL GOODS                                 12.1%
  Building Supplies                            0.1%
    Lafarge Corporation                                                                                  3,400             80,325
                                                                                                                        ---------

  Construction                                 0.4%
    Carlisle Companies Incorporated                                                                      2,800            120,225
    Granite Construction Incorporated                                                                    4,700            136,006
                                                                                                                        ---------
                                                                                                                          256,231
                                                                                                                        ---------

  Containers                                   0.1%
    Liqui-Box Corporation                                                                                2,000             74,500
                                                                                                                        ---------

  Electrical Equipment                         1.3%
    Black Box Corporation***                                                                             2,900            140,106
    Celestica Inc. (A)***                                                                                8,700            471,975
    Molex Incorporated                                                                                   6,900            244,950
                                                                                                                        ---------
                                                                                                                          857,031
                                                                                                                        ---------
  Machinery/Equipment                          6.3%
    Danaher Corporation                                                                                 13,000            888,875
    Graco Inc.                                                                                           3,700            153,088
    Ingersoll-Rand Company                                                                              24,800          1,038,500
    Pall Corporation                                                                                    41,000            873,812
    Parker-Hannifin Corporation                                                                         25,000          1,103,125
                                                                                                                        ---------
                                                                                                                        4,057,400
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
Manufacturing-Diversified                      1.7%
    Eaton Corporation                                                                                   15,000         $1,127,812
                                                                                                                        ---------

  Manufacturing-Specialty                      0.5%
    Astec Industries, Inc.***                                                                            8,300            109,456
    Teleflex Incorporated                                                                                4,000            176,750
                                                                                                                        ---------
                                                                                                                          286,206
                                                                                                                        ---------

  Office Supplies/Equipment                    1.7%
    Avery Dennison Corporation                                                                          14,000            768,250
    CompX International Inc.                                                                            10,900             97,419
    United Stationers Inc.***                                                                            8,500            204,000
                                                                                                                        ---------
                                                                                                                        1,069,669
                                                                                                                        ---------

COMMUNICATION SERVICES                         2.2%
  Telephone                                    2.2%
    CenturyTel, Inc.                                                                                    40,000          1,430,000
                                                                                                                        ---------

CONSUMER CYCLICAL                             10.1%
  Auto Manufacturers                           0.2%
    Monoco Coach Corporation                                                                             5,900            104,356
                                                                                                                        ---------

  Auto Parts Manufacturing                     0.2%
    Gentex Corporation***                                                                                8,600            160,175
                                                                                                                        ---------

  Commercial\Consumer                          0.5%
    Chemed Corporation                                                                                   4,300            144,588
    Wallace Computer Services, Inc.                                                                     11,000            187,000
                                                                                                                        ---------
                                                                                                                          331,588
                                                                                                                        ---------

  Furniture/Appliances/Tools                   2.0%
    Ethan Allen Interiors Inc.                                                                          34,600          1,159,100
    Lancaster Colony Corporation                                                                         5,500            154,344
                                                                                                                        ---------
                                                                                                                        1,313,444
                                                                                                                        ---------

  Homebuilding/Supplies                        0.3%
    Simpson Manufacturing  Co., Inc.***                                                                  3,200            163,200
                                                                                                                        ---------

  Leisure Time/Gaming                          0.1%
    National R.V. Holdings, Inc.***                                                                      7,500             86,718
                                                                                                                        ---------

  Printing/Publishing                          1.1%
    A. H. Belo Corporation, Class A                                                                     46,400            742,400
                                                                                                                        ---------

  Retail-Discount                              1.4%
    Dollar General Corporation                                                                          40,737            768,911
    ShopKo Stores, Inc.***                                                                              22,100            110,500
                                                                                                                        ---------
                                                                                                                          879,411
                                                                                                                        ---------

  Retail - General                             0.1%
    Tractor Supply Company***                                                                            9,800             83,300
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
  Retail-Specialty                             4.2%
    Chico's FAS, Inc.***                                                                                 5,900        $   123,162
    Guitar Center Inc.***                                                                               12,800            145,600
    Linens 'n Things, Inc.***                                                                           15,700            433,713
    O'Reilly Automotive, Inc.***                                                                         8,600            230,050
    Ross Stores, Inc.                                                                                   17,500            295,313
    The Sherwin-Williams Company                                                                        18,400            484,150
    Toys 'R' Us, Inc.***                                                                                54,700            912,806
    Wilson, The Leather Experts Inc.***                                                                  4,950             69,300
                                                                                                                        ---------
                                                                                                                        2,694,094
                                                                                                                        ---------

CONSUMER STAPLES                              10.6%
  Cosmetics/Toiletry                           0.1%
    NBTY, Inc. ***                                                                                       9,700             46,075
                                                                                                                        ---------

  Restaurants                                  1.9%
    Applebee's International, Inc.                                                                       3,800            119,463
    IHOP Corp.***                                                                                        6,300            136,631
    Outback Steakhouse, Inc.***                                                                         37,600            972,900
                                                                                                                        ---------
                                                                                                                        1,228,994
                                                                                                                        ---------

  Food Producers/Distributors                  2.8%
    Flowers Industries, Inc.                                                                            23,000            362,250
    McCormick & Company, Incorporated                                                                   36,700          1,323,494
    Riviana Foods Inc.                                                                                   7,700            151,112
                                                                                                                        ---------
                                                                                                                        1,836,856
                                                                                                                        ---------

  Food Retailers                               1.5%
    Hain Celestial Group, Inc.***                                                                       25,400            825,500
    SUPERVALU Inc.                                                                                      10,800            149,850
                                                                                                                        ---------
                                                                                                                          975,350
                                                                                                                        ---------

  Media-TV/Radio/Cable                         4.3%
    Adelphia Communications Corporation***                                                              17,300            893,112
    Charter Communications, Inc.***                                                                     58,200          1,320,413
    Spherion Corporation***                                                                             48,000            543,000
                                                                                                                        ---------
                                                                                                                        2,756,525
                                                                                                                        ---------

ENERGY                                         4.7%
  Coal Gas & Pipe                              0.2%
    Pennaco Energy Inc, Inc.***                                                                          7,500            147,188
                                                                                                                        ---------

  Exploration/Drilling                         4.0%
    BJ Services Company***                                                                              12,100            833,387
    ENSCO International Incorporated                                                                    26,000            885,625
    Smith International, Inc.***                                                                        11,800            879,838
                                                                                                                        ---------
                                                                                                                        2,598,850
                                                                                                                        ---------

  Oil-Domestic                                 0.5%
    Patina Oil & Gas Corporation                                                                         8,900            213,600
    Remington Oil & Gas  Corporation***                                                                 10,600            137,800
                                                                                                                        ---------
                                                                                                                          351,400
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
FINANCE                                       13.6%
  Banks                                        4.7%
    Associated Banc-Corp.                                                                               17,040        $   517,590
    First Tennessee National Corporation                                                                21,000            607,688
    Hibernia Corporation                                                                                22,300            284,325
    Marshall & Ilsley Corporation                                                                       11,900            604,877
    Pacific Century Financial Corporation                                                               11,000            194,562
    TCF Financial Corporation                                                                           11,600            516,925
    Texas Regional Bankshares, Inc.                                                                      9,680            314,600
                                                                                                                        ---------
                                                                                                                        3,040,567
                                                                                                                        ---------

  Financial Services                           2.7%
    American Capital Strategies, Ltd.                                                                    6,100            153,644
    American Financial Holdings, Inc.                                                                    4,800             99,000
    The Bear Stearns Companies Inc.                                                                     26,000          1,317,875
    Heller Financial, Inc.                                                                               6,600            202,537
                                                                                                                        ---------
                                                                                                                        1,773,056
                                                                                                                        ---------

  Insurance Companies                          5.0%
    Ambac Financial Group, Inc.                                                                         24,000          1,399,500
    Annuity and Life Re Holdings, Inc. (A)                                                               6,100            194,818
    MGIC Investment Corporation                                                                         21,000          1,416,188
    Radian Group Inc.                                                                                    1,500            112,594
    Reinsurance Group of America, Incorporated                                                           2,300             81,650
                                                                                                                        ---------
                                                                                                                        3,204,750
                                                                                                                        ---------

  Real Estate Investment                       1.2%
    AMB Property Corporation                                                                             6,100            157,456
    Great Lakes - REIT                                                                                   5,900            102,513
    Kimco Realty Corporation                                                                             1,500             66,281
    Liberty Property Trust                                                                               5,300            151,381
    Reckson Associates Realty Corporation                                                                5,900            147,869
    Sun Communities, Inc.                                                                                4,300            144,050
                                                                                                                        ---------
                                                                                                                          769,550
                                                                                                                        ---------

HEALTHCARE                                    11.6%
  Biotech-Spec. Pharmaceutical                 2.6%
    Biogen, Inc.***                                                                                     10,000            600,625
    Genzyme Corporation Biosurgery Division***                                                             357              3,101
    IDEXX Laboratories, Inc.***                                                                         44,100            970,200
    QLT, Inc. (A)***                                                                                     5,000            140,000
                                                                                                                        ---------
                                                                                                                        1,713,926
                                                                                                                        ---------

  Drugs                                        4.0%
    Chiron Corporation***                                                                                9,500            422,750
    Genzyme Corporation***                                                                              11,700          1,052,269
    ICN Pharmaceuticals, Inc.                                                                           36,900          1,132,369
                                                                                                                        ---------
                                                                                                                        2,607,388
                                                                                                                        ---------

  Medical Products/Supplies                    5.0%
    Apogent Technologies, Inc.***                                                                       32,200            660,100
    Biomet, Inc.                                                                                        18,300            726,281
    DENTSPLY International Inc.                                                                          1,500             58,688
    Ocular Sciences, Inc.***                                                                            10,700            124,388
    Omnicare, Inc.                                                                                      36,900            797,963
    Sybron Dental International Corporation***                                                          10,733            181,119
    Varian Medical Systems, Inc.***                                                                     10,100            686,168
                                                                                                                        ---------
                                                                                                                        3,234,707
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
TECHNOLOGY                                    15.9%
  Communication Equipment                      1.1%
    Andrew Corporation***                                                                               30,000           $652,500
    Corvis Corporation***                                                                                2,000             47,625
                                                                                                                        ---------
                                                                                                                          700,125
                                                                                                                        ---------

  Computer Related                             2.2%
    Electronics Boutique Holdings Corp.***                                                               7,600            133,000
    Handspring, Inc.***                                                                                 21,100            821,581
    Quantum Corporation (DSSG)***                                                                       21,900            291,544
    Storage Technology Corporation***                                                                   20,600            185,400
    StorageNetworks, Inc.***                                                                               700             17,369
                                                                                                                        ---------
                                                                                                                        1,448,894
                                                                                                                        ---------

  Computer Software/Services                   6.7%
    Affiliated Computer Services, Inc.***                                                               14,500            879,969
    ANSYS, Inc.***                                                                                      26,700            300,375
    Concord EFS, Inc.***                                                                                17,200            755,725
    Fair,  Issac and Company Incorporated                                                                2,300            117,300
    Investment Technology Group, Inc.***                                                                 5,900            246,325
    Keane, Inc.***                                                                                      37,400            364,650
    McDATA Corporation***                                                                                5,000            273,750
    SunGard Data Systems Inc.***                                                                        15,600            735,150
    Synopsys, Inc.***                                                                                   13,700            649,894
                                                                                                                        ---------
                                                                                                                        4,323,138
                                                                                                                        ---------

  Electronics                                  2.9%
    Arrow Electronics, Inc.***                                                                          18,600            532,425
    Cable Design Technologies Corporation***                                                             6,750            113,484
    W. W. Grainger, Inc.                                                                                16,000            584,000
    Micros Systems, Inc.***                                                                             10,900            198,925
    Teradyne, Inc.***                                                                                   11,600            432,100
                                                                                                                        ---------
                                                                                                                        1,860,934
                                                                                                                        ---------

  Semiconductors                               3.0%
    Atmel Corporation***                                                                                37,200            432,450
    ATMI, Inc.***                                                                                       16,800            327,600
    Dallas Semiconductor Corporation                                                                    17,000            435,625
    LSI Logic Corporation***                                                                            16,200            276,858
    Quantum Corporation (HDDS)***                                                                       15,450            123,600
    Varian Semiconductor Equipment Associates, Inc.***                                                  14,200            337,250
                                                                                                                        ---------
                                                                                                                        1,933,383
                                                                                                                        ---------

TRANSPORTATION                                 0.8%
  Transportation-Miscellaneous                 0.2%
    The Hertz Corporation, Class A                                                                       3,000            102,375
                                                                                                                        ---------

  Trucking & Shipping                          0.6%
    Airborne Freight Corporation                                                                         5,900             57,525
    USFreightways Corporation                                                                            7,900            237,617
    Werner Enterprises, Inc.                                                                             5,600             95,200
                                                                                                                        ---------
                                                                                                                          390,342
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
UTILITIES                                      7.6%
  Electric Power                               6.7%
    Cleco Corporation                                                                                   15,000           $821,250
    Constellation Energy Group                                                                          19,000            856,187
    CP&L CVO***                                                                                         12,000              5,400
    PPL Corporation                                                                                     17,000            768,188
    Progress Energy Inc.                                                                                15,305            752,815
    UtiliCorp United Inc.                                                                               18,000            558,000
    Wisconsin Energy Corporation                                                                        26,000            586,625
                                                                                                                        ---------
                                                                                                                        4,348,465
                                                                                                                        ---------

  Natural Gas                                  0.9%
    MDU Resources Group, Inc.                                                                            4,600            149,500
    Peoples Energy Corporation                                                                           2,500            111,875
    Questar Corporation                                                                                  6,700            201,418
    WGL Holdings Inc.                                                                                    3,400            103,488
                                                                                                                        ---------
                                                                                                                          566,281
                                                                                                                        ---------

MISCELLANEOUS                                  2.1%
  Professional Services                        2.1%
    Corvel Corporation***                                                                                3,600            124,650
    Manpower Inc.                                                                                       29,000          1,102,000
    Strayer Education, Inc.                                                                              5,700            145,706
                                                                                                                        ---------
                                                                                                                        1,372,356
                                                                                                                        ---------

       TOTAL COMMON STOCKS
       (COST: $54,829,927)                                                                                             62,865,824
                                                                                                                        ---------

PREFERRED STOCKS:                              0.2%

  Real Estate/REITS                            0.2%
    General Growth - REIT                                                                                6,600            161,700
                                                                                                                        ---------

       TOTAL PREFERRED STOCKS
       (COST: $147,708)                                                                                                   161,700
                                                                                                                        ---------

       TOTAL INVESTMENTS, MID-CAP
       STOCK FUND (COST: $56,747,769)**                                                                               $64,797,658
                                                                                                                       ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $56,747,652. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.................................  $12,014,579
  Gross unrealized depreciation.................................   (3,964,573)
                                                                   ----------
  Net unrealized appreciation...................................   $8,050,006
                                                                   ==========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 1.2% of the total net assets.

ADR      American Depository Receipt
PLC      Public Limited Company
REIT     Real Estate Investment Trust

See accompanying notes to financial statements.

                              EMERGING GROWTH FUND
                             Schedule of Investments
                                December 31, 2000

                                             % Net    Quality Rating   Annualized       Maturity        Shares/Par
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value
SHORT-TERM INVESTMENTS:                      12.3%

REGISTERED INVESTMENT COMPANY                 0.0%
    State Street Prime Money Market                                       6.530%                            101      $        101
                                                                                                                        ---------

COMMERCIAL PAPER                             12.3%
    Federal Home Loan Bank Cons Discount Note             AAA             5.500         01/02/01       $387,000           386,941
    Federal Home Loan Mortgage Discount Note              AAA             5.700         01/02/01        832,000           831,868
                                                                                                                        ---------
                                                                                                                        1,218,809
                                                                                                                        ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,218,910)                                                                                               1,218,910
                                                                                                                        ---------

                                             % Net
LONG-TERM INVESTMENTS:                      Assets                                                        Shares            Value
COMMON STOCKS:                               89.6%
CAPITAL GOODS                                 7.6%
    Boeing Co.                                                                                              500            33,000
    Caterpillar, Inc.                                                                                       300            14,194
    Danaher Corp.                                                                                           100             6,837
    Deere & Co.                                                                                             400            18,325
    General Dynamics Corp.                                                                                  650            50,700
    General Electric Co.                                                                                    170             8,149
    Minnesota Mining and Manufacturing Company                                                              450            54,225
    Tyco International, Ltd. (A)                                                                          7,120           395,160
    United Technologies Corp.                                                                             2,150           169,044
                                                                                                                        ---------
                                                                                                                          749,634
                                                                                                                        ---------

CONSUMER CYCLICAL                             1.5%
    American Eagle Outfitters, Inc. ***                                                                     200             8,450
    Diageo (F)                                                                                            5,400            60,560
    Gap, Inc.                                                                                               300             7,650
    Home Depot, Inc.                                                                                        510            23,301
    Nike, Inc., Class B                                                                                     400            22,325
    Wal-Mart Stores, Inc.                                                                                   500            26,562
                                                                                                                        ---------
                                                                                                                          148,848
                                                                                                                        ---------

CONSUMER STAPLES                              9.3%
    Anheuser-Busch Co., Inc.                                                                              1,225            55,738
    Archer Daniels Midland Co.                                                                              100             1,490
    Coca-Cola Enterprise, Inc.                                                                              500             9,500
    ConAgra Foods, Inc.                                                                                     850            22,100
    Coors Adolph Co., Class B                                                                               250            20,078
    CVS Corporation                                                                                       1,250            74,922
    General Mills, Inc.                                                                                     800            35,650
    Gillette Co.                                                                                            300            10,837
    Heinz (H.J.) Co.                                                                                        200             9,488
    Hershey Foods Corp.                                                                                     685            44,097
    Kimberly-Clark Corp.                                                                                    435            30,750
    Kroger Co. ***                                                                                        1,700            46,006
    Pepsi Bottling Group, Inc.                                                                              100             3,994
    PepsiCo. Inc.                                                                                           500            24,781
    Philip Morris Cos., Inc.                                                                              2,460           108,240
    Procter & Gamble Co.                                                                                     80             6,275
    Quaker Oats Co.                                                                                         470            45,766
    RadioShack Corp.                                                                                        220             9,419
    Safeway, Inc. ***                                                                                     2,040           127,500
    Sara Lee Corp.                                                                                        1,000            24,562
    SYSCO Corp.                                                                                           1,900            57,000
    Unilever N.V., ADR (A)                                                                                1,560            98,182
    Walgreen Co.                                                                                            860            35,959
    Wrigley (WM.) JR Co.                                                                                    250            23,953
                                                                                                                        ---------
                                                                                                                          926,287
                                                                                                                        ---------

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                       Shares            Value
ENERGY                                        2.2%
    Baker Hughes, Inc.                                                                                      550           $22,859
    Burlington Resources, Inc.                                                                              500            25,250
    Coastal Corp.                                                                                           700            61,819
    Enron Corp.                                                                                             420            34,912
    EOG Resources, Inc.                                                                                     910            49,766
    Noble Drilling Corp. ***                                                                                370            16,072
    Phelps Dodge Corp.                                                                                      100             5,581
    Transocean Sedco Forex Inc.                                                                             140             6,440
                                                                                                                        ---------
                                                                                                                          222,699
                                                                                                                        ---------

FINANCE                                       4.8%
    Citigroup Inc.                                                                                        2,820           143,996
    Federal Home Loan Mortgage Corp.                                                                      1,780           122,598
    Federal National Mortgage Association                                                                 1,965           170,464
    Household International, Inc.                                                                           580            31,900
    Morgan Stanley Dean Witter & Co.                                                                         90             7,132
                                                                                                                        ---------
                                                                                                                          476,090
                                                                                                                        ---------

FINANCIAL SERVICES                           15.2%
    ACE, Ltd. (A)                                                                                           750            31,828
    AFLAC, Inc.                                                                                           1,630           117,666
    The Allstate Corp.                                                                                      550            23,959
    American International Group, Inc.                                                                    2,130           209,938
    Arthur J. Gallagher & Co.                                                                               250            15,906
    BB & T Corp.                                                                                            100             3,731
    Bear Stearns Cos., Inc.                                                                                 160             8,110
    Biotech Holders Trust, ADR (A)                                                                          100            17,031
    Capital One Financial Corp.                                                                             140             9,214
    Charter One Financial, Inc.                                                                             200             5,775
    Chubb Corp.                                                                                             570            49,305
    CIGNA Corp.                                                                                             260            34,398
    Comerica, Inc.                                                                                          900            53,438
    Fifth Third Bancorp                                                                                     400            23,900
    Golden West Financial Group                                                                           2,240           151,200
    Goldman Sachs Group, Inc.                                                                                20             2,139
    Hartford Financial Services Group Inc.                                                                  240            16,950
    Ing Groep N.V. (F)                                                                                      200            16,061
    John Hancock Financial Services                                                                         200             7,525
    Lehman Brothers Holdings, Inc.                                                                          220            14,878
    Mellon Financial Corp.                                                                                1,410            69,354
    Merrill Lynch & Co., Inc.                                                                             1,020            69,551
    National City Corp.                                                                                     100             2,897
    Northern Trust Corp.                                                                                    610            49,753
    PNC Financial Services Group                                                                          1,180            86,214
    St. Paul Cos., Inc.                                                                                   1,070            58,114
    State Street Corp.                                                                                      150            18,632
    Synovus Financial Corp.                                                                                 300             8,092
    UnumProvident Corp.                                                                                   1,170            31,444
    USA Education, Inc.                                                                                     900            61,200
    Washington Mutual, Inc.                                                                               1,750            92,859
    Wells Fargo & Co.                                                                                       800            44,550
    XL Capital Ltd., Class A (A)                                                                          1,110            96,986
                                                                                                                        ---------
                                                                                                                        1,502,598
                                                                                                                        ---------

HEALTHCARE                                   21.0%
    Abbott Laboratories                                                                                   1,050            50,859
    Abgenix, Inc. ***                                                                                       440            25,987
    Albany Molecular Research, Inc. ***                                                                      75             4,622
    Allergan, Inc.                                                                                          620            60,024
    ALZA Corporation ***                                                                                  2,940           124,950
    American Home Products Corporation                                                                      350            22,243
    Andrx Group ***                                                                                       1,290            74,659

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                       Shares            Value
HEALTHCARE (Continued)
    Applera Corp-Applied Biosystem Group                                                                  1,595          $150,030
    Biovail Corp. (A) ***                                                                                   630            24,469
    Bristol-Meyers Squibb Company                                                                         1,850           136,784
    Cardinal Health, Inc.                                                                                 1,365           135,988
    Genentech, Inc. ***                                                                                   1,270           103,505
    HCA-The Healthcare Co.                                                                                2,410           106,064
    Human Genome Sciences, Inc. ***                                                                         190            13,169
    IDEC Pharmaceuticals Corp. ***                                                                           85            16,113
    Illumina, Inc. ***                                                                                      240             3,855
    Immunex Corp. ***                                                                                     1,190            48,344
    Johnson & Johnson                                                                                       465            48,854
    Eli Lilly & Co.                                                                                         250            23,266
    McKesson HBOC, Inc.                                                                                     800            28,712
    Medarex, Inc. ***                                                                                        80             3,260
    Medtronic, Inc.                                                                                         460            27,772
    Merck & Co., Inc.                                                                                       450            42,131
    Millennium Pharmaceuticals, Inc. ***                                                                    140             8,663
    Mylan Laboratories, Inc.                                                                                180             4,534
    Pfizer, Inc.                                                                                          2,950           135,700
    Pharmacia Corp.                                                                                         300            18,300
    Quest Dianostics, Inc.                                                                                  750           106,500
    Schering-Plough Crop.                                                                                 1,300            73,775
    Sepracor, Inc. ***                                                                                      980            78,523
    Senora S.A., ADR (A) ***                                                                              2,400            57,450
    Shire Pharmaceuticals Group PLC, ADR (A) ***                                                            100             4,606
    Tenet Healthcare Corp. ***                                                                              915            40,660
    Teva Pharmaceutical Industries, Ltd., ADR (A)                                                         1,600           117,200
    Waters Corp. ***                                                                                        920            76,820
    Watson Pharmaceuticals, Inc. ***                                                                      1,080            55,283
    Wellpoint Health Networks, Inc. ***                                                                     190            21,897
                                                                                                                        ---------
                                                                                                                        2,075,571
                                                                                                                        ---------

TECHNOLOGY                                   15.3%
    Agilent Technologies, Inc. ***                                                                          300            16,425
    Alcatel S.A, ADR (A)                                                                                    125             6,992
    Automatic Data Processing, Inc.                                                                         660            41,786
    BEA Systems, Inc. ***                                                                                   850            57,216
    Cerner Corp. ***                                                                                        100             4,625
    Check Point Software Technologies ***                                                                 1,285           171,628
    Cintas Corp.                                                                                            300            15,956
    Cisco Systems, Inc. ***                                                                               8,600           328,950
    Computer Network Technology Corp. ***                                                                   260             7,491
    EMC Corp. ***                                                                                         2,080           138,320
    Emulex Corp. ***                                                                                         40             3,198
    Extreme Networks, Inc. ***                                                                              540            21,127
    FedEx Corp. ***                                                                                         100             3,996
    i2 Technologies, Inc. ***                                                                               120             6,525
    Micron Technology, Inc. ***                                                                             500            17,750
    Microsoft Corp. ***                                                                                     440            19,085
    Nortel Networks Corp. (A)                                                                               975            31,261
    Oracle Corp. ***                                                                                     15,000           435,938
    Powerwave Technologies, Inc. ***                                                                        200            11,700
    RF Micro Devices, Inc. ***                                                                              400            10,975
    Texas Instruments Incorporated                                                                        1,655            78,406
    VERITAS Software Corp. ***                                                                              960            84,000
                                                                                                                        ---------
                                                                                                                        1,513,350
                                                                                                                        ---------

TELECOMMUNICATIONS                            5.0%
        CIENA Corp. ***                                                                                   1,135            92,361
        Clear Channel Communications ***                                                                    225            10,898
        Converse Technology, Inc. ***                                                                       715            77,667
        Corning, Inc.                                                                                       305            16,108
        Nokia Oyj, ADR (A)                                                                                3,770           163,995
        Qlogic Corp. ***                                                                                     24             1,848

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                       Shares            Value
TELECOMMUNICATIONS (Continued)
    QUALCOMM, Inc. ***                                                                                    1,420          $116,706
    Sawtek, Inc. ***                                                                                        150             6,928
    Viacom, Inc., Class B ***                                                                               100             4,675
                                                                                                                        ---------
                                                                                                                          491,186
                                                                                                                         ---------

UTILITIES                                     7.7%
    AES Corp. ***                                                                                         2,360           130,685
    American Electric Power Co., Inc.                                                                       510            23,715
    Calpine Corp. ***                                                                                     4,740           213,596
    Constellation Energy Group                                                                              370            16,673
    Dominion Resources Inc./VA                                                                              100             6,700
    DTE Energy Co.                                                                                          150             5,841
    Duke Energy Corp.                                                                                       920            78,430
    Dynegy, Inc. Class A                                                                                    770            43,168
    El Paso Energy Corp.                                                                                    840            60,165
    Exelon Corp.                                                                                          1,170            82,146
    FLP Group, Inc.                                                                                         200            14,350
    NiSource Inc.                                                                                           200             6,150
    Orion Power Holdings, Inc. ***                                                                          200             4,925
    Public Service Enterprise Group, Inc.                                                                   460            22,368
    Reliant Energy, Inc.                                                                                    910            39,414
    Southern Co.                                                                                            350            11,638
    Southern Energy, Inc. ***                                                                               160             4,530
                                                                                                                        ---------
                                                                                                                          764,494
                                                                                                                        ---------

       TOTAL COMMON STOCKS
       (COST: $9,010,272)                                                                                               8,870,757
                                                                                                                        ---------

       TOTAL INVESTMENTS, EMERGING
       GROWTH FUND (COST: $10,229,182)                                                                                $10,089,667
                                                                                                                       ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

 **At December 31, 2000, the cost of securities for federal income tax purposes was $10,383,037. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.................................   $423,634
  Gross unrealized depreciation.................................   (717,004)
                                                                  ---------
  Net unrealized depreciation...................................  ($293,370)
                                                                  =========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 10.6% of the total net assets.

(F) Securities issued by foreign entities are denominated in their local currency. Shown here is the USD, converted at period end exchange rates. The aggregate value of these securities is 0.8% of total net assets.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                             Schedule of Investments
                                December 31, 2000

                                             % Net    Quality Rating   Annualized       Maturity        Shares/Par
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value

SHORT-TERM INVESTMENTS:                      18.4%

REGISTERED INVESTMENT COMPANY                 0.1%
    State Street Prime Money Market                                       6.530%                            8,976  $        8,976
                                                                                                                        ---------

COMMERCIAL PAPER                             18.3%
    Federal Home Loan Bank Cons Discount Note             AAA             5.500         01/02/01      $   601,000         600,908
    Federal Home Loan Mortgage Discount Note              AAA             5.700         01/02/01        1,295,000       1,294,795
                                                                                                                        ---------
                                                                                                                        1,895,703
                                                                                                                        ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,904,679)                                                                                               1,904,679
                                                                                                                        ---------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount            Value
CORPORATE BONDS:                             76.9%
BASIC MATERIALS                               2.3%
    Buckeye Technologies, Inc.                            BA3/BB-         8.000%        10/15/10          $50,000          44,375
    Huntsman ICI Chemicals LLC Senior
     Subordinated Note                                     B2/B+         10.125         7/1/09            100,000          97,250
    Sovereign Specialty Chemicals, Inc. Senior
     Subordinated Note                                     B3/B-         11.875         3/15/10            50,000
48,000

    U.S. Timberlands Klam/Fin, Senior Note                B2/B+           9.625         11/15/07           60,000          48,000
                                                                                                                        ---------
                                                                                                                          237,625
                                                                                                                        ---------

BUILDING AND CONTRUCTION                      3.4%
    American Standard, Inc. Senior Note                   BA2/BB+         7.375         2/1/08            105,000          98,700
    Atrium Cos., Inc. Series B Senior
     Subordinated Note                                    B3/B-          10.500         5/1/09             50,000          38,750
    D R Horton, Inc., Senior Subordinated Note            BA3/B+          9.750         9/15/10            50,000          47,000
    Lennar Corp. Senior Note                              BA1/BB+         9.950         5/1/10             29,000          29,580
    MMI Products, Inc. Series B, Senior
     Subordinated Note                                    B2/B-          11.250         4/15/07            50,000          48,750
    Nortek, Inc.                                          B1/B+           9.250         3/15/07           100,000          91,250
                                                                                                                        ---------
                                                                                                                          354,030
                                                                                                                        ---------

CHEMICALS AND DRUGS                           1.5%
    Lyondell Chemical Co., Series A, Senior Note          BA3/BB          9.625         5/1/07            100,000          97,000
    Sterling Chemicals, Inc.                              B3/BB-         12.375         7/15/06            65,000          59,800
                                                                                                                        ---------
                                                                                                                          156,800
                                                                                                                        ---------

COMMUNICATION                                 8.8%
    Alligiance Telecom, Inc., Senior Note                 B3/B           12.875         5/15/08           105,000         102,375
    Centennial Cellular Operating Co., Senior
     Subordinated Note                                    B3/B-          10.750         12/15/08           50,000          47,000
    Charter Commercial Holdings LLC, Senior Note          B2/B+           8.250         4/1/07            155,000         140,275
    Exodus Communications, Inc., 144A Senior Note (C)     B3/B           11.625         7/15/10            75,000          66,750
    ITC DeltaCom, Inc. Senior Note                        B2/B+           9.750         11/15/08           50,000          37,500
    Nextel Comm., Inc., Step Coupon,Senior
     Disc. Note (B)                                       B1/B            9.950         2/15/08           210,000         153,300
    Nextel Int'l Inc. Washington, 144A, Senior
     Disc. Note (C)                                       NA/B-          12.750         8/1/10             50,000          40,000
    NEXTLINK Communications, Inc., Senior Note            B2/B           10.750         6/1/09            100,000          82,000
    Rural Cellular Corp., Series B, Senior
     Subordinated Note                                    B3/B-          9.625          5/15/08            70,000          64,400
    Telewest Communications PLC, Senior Note (A)          B1/B+           9.875         2/1/10            110,000          95,700
    Williams Communication Group, Inc. Senior Note        B2/B+          11.700         8/1/08            105,000          84,000
                                                                                                                        ---------
                                                                                                                          913,300
                                                                                                                        ---------

CONSUMER CYCLICAL                             0.6%
    WestPoint Stevens, Inc. Senior Note                   B1/BB-          7.875         6/15/08            25,000          18,000
    WestPoint Stevens, Inc. Senior Note                   B1/BB-          7.875         6/15/05            65,000          48,425
                                                                                                                        ---------
                                                                                                                           66,425
                                                                                                                        ---------

CONSUMER SERVICES                             2.0%
    Iron Mountain, Inc., Senior Subordinated Note         B2/B           10.125         10/1/06           100,000         103,500
    Prime Hospitality Corp., Series B, Senior
     Subordinated Note                                    B1/B+           9.750         4/1/07            100,000         100,500
                                                                                                                        ---------
                                                                                                                          204,000
                                                                                                                        ---------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
CONSUMER STAPLES                              1.4%
    Remington Products Co. LLC, Series B,
     Senior Sub. Note                                     B3/CCC+        11.000%        5/15/06           $65,000       $  50,781
    Samsonite Corp., Senior Subordinated Note             B3/CCC+        10.750         6/15/08            70,000          46,550
    Simmons Co., Series B, Senior Subordinated Note       B3/B-          10.250         3/15/09            50,000          46,250
                                                                                                                        ---------
                                                                                                                          143,581
                                                                                                                        ---------

CONTAINERS/PACKAGING                          3.2%
    Ball Corp., Senior Subordinated Note                  B1/BB-          8.250         8/1/08            105,000         101,063
    Consolidated Container Co. LLC, Senior Note           B2/B           10.125         7/15/09            55,000          48,675
    Gaylord Container Corp., Series B, Senior Note        B3/B-           9.750         6/15/07            55,000          34,650
    Riverwood International Corp., Senior Note            B3/B-          10.250         4/1/06            100,000          99,750
    U.S. Can Corp.,144A, Series B, Senior Sub. Note (C)   B3/B           12.375         10/1/10            50,000          49,250
                                                                                                                        ---------
                                                                                                                          333,388
                                                                                                                        ---------

DEFENSE ELECTRONICS                           0.9%
    L-3 Communications Corp.                              B2/B+           8.000         8/1/08            105,000          96,600
                                                                                                                        ---------

DURABLE GOODS                                 1.5%
    Hayes Wheels International, Inc., Senior Note         B2/B           11.000         7/15/06            55,000          41,250
    Lear Corp. Subordinated Note                          BA3/BB-         9.500         7/15/06            10,000           9,700
    Lear Seating Corp. Subordinated Note                  BA3/BB-         8.250         2/1/02            100,000          99,637
                                                                                                                        ---------
                                                                                                                          150,587
                                                                                                                        ---------

ENERGY                                        6.5%
    Chesapeake Energy Corp., Series B, Senior Note        B2/B            9.625         5/1/05             55,000          56,581
    Grant Prideco, Inc., Senior Note, 144A (C)            BA3/BB          9.625         12/1/07           150,000         154,875
    HS Resources, Inc., Senior Subordinated Note          B2/B+           9.250         11/15/06          100,000         100,500
    Ocean Energy, Inc., Series B, Senior
     Subordinated Note                                    BA3/BB+         8.875         7/15/07            60,000          61,800
    P&L Coal Holdings Corp, Series B, Senior Note         BA3/B+          8.875         5/15/08           100,000         100,750
    Pioneer Natural Resources Co., Senior Note            BA2/BB+         9.625         4/1/10             95,000         101,418
    Triton Energy, Ltd., Senior Note                      BA3/BB-         8.875         10/1/07           100,000         101,125
                                                                                                                        ---------
                                                                                                                          677,049
                                                                                                                        ---------

FINANCE                                       5.0%
    Actuant Fin Corp., Senior Subordinated Note           B3/B           13.000         5/1/09             50,000          45,500
    Global Crossings Holdings, Ltd., Senior Note (A)      BA2/BB          9.625         5/15/08           155,000         145,700
    ONO Finance PLC, Senior Note (A)                      NA/CCC+        13.000         5/1/09            130,000          94,900
    Silgan Holdings, Inc., Senior Subordinated Debenture  B1/B            9.000         6/1/09            110,000          94,600
    Thermadyne Manuf. LLC/Capital Corp., Senior Sub Note  B3/CCC+         9.875         6/1/08             70,000          44,100
    Willis Corroon Corp., Senior Subordinated Note        BA3/B+          9.000         2/1/09            110,000          97,900
                                                                                                                        ---------
                                                                                                                          522,700
                                                                                                                        ---------

HEALTHCARE SERVICES                           2.1%
    HCA Healthcare Co.                                    BA2/BB+         8.750         9/1/10            110,000         116,156
    Tenet Healthcare Corp., Senior Note                   BA1/BB+         8.000         1/15/05           100,000         101,250
                                                                                                                        ---------
                                                                                                                          217,406
                                                                                                                        ---------

INDUSTRIALS                                   2.9%
    ACME Television LLC, Senior Note, Series B (B)        B3/B-           1.000         9/30/04            25,000          21,625
    Blount, Inc., Senior Subordinated Note                B3/B-          13.000         8/1/09             50,000          38,500
    Buckeye Cellulose Corp. Senior Subordinated Note      BA3/BB-         9.250         9/15/08            50,000          48,000
    Flextronics Int'l, Ltd, 144A Senior Sub.
     Note (A) (C)                                         BA3/B+          9.875         7/1/10            195,000         190,125
                                                                                                                        ---------
                                                                                                                          298,250
                                                                                                                        ---------

MACHINERY                                     1.5%
    Columbus McKinnon Corp., Senior Subordinated Note     B2/B            8.500         4/1/08             60,000          47,250
    R&B Falcon Corp., Senior Note                         BA3/B+          9.500         12/15/08           45,000          49,050
    Terex Corp., Senior Subordinated Note                 B2/B            8.875         4/1/08             65,000          55,981
                                                                                                                        ---------
                                                                                                                          152,281
                                                                                                                        ---------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
MEDIA                                         0.4%
    Ekabel Hesen GMBH, 144A Senior Note (A)(C)            B3/B-          14.500%        9/1/10            $50,000         $42,250
                                                                                                                        ---------

METALS AND MINING                             0.9%
    AK Steel Corp., Senior Note                           BA2/BB          9.125         12/15/06           50,000          47,625
    Kaiser Aluminum & Chemical Corp., Senior Note         B1/B            9.875         2/15/02             5,000           4,400
    WCI Steel, Inc. Series B, Senior Note                 B2/B+          10.000         12/1/04            60,000          42,600
                                                                                                                        ---------
                                                                                                                           94,625
                                                                                                                        ---------

PRINTING                                      1.1%
    Hollinger International Publishing, Inc.              BA3/BB-         9.250         3/15/07           110,000         110,000
                                                                                                                        ---------

RECREATION                                    6.9%
    Agrosy Gaming Co., Senior Note                        B2/B           10.750         6/1/09             45,000          46,912
    Aztar Corp., Senior Subordinated Note                 B2/B+           8.875         5/15/07            50,000          48,250
    Boyd Gaming Corp., Senior Subordinated Note           B1/B+           9.500         7/15/07            20,000          17,700
    Coast Hotels and Casinos, Inc., Senior
     Subordinated Note                                    B3/B-           9.500         4/1/09             50,000          48,437
    HMH Properties, Inc., Series C, Senior Note           BA2/BB          8.450         12/1/08           100,000          97,000
    Horseshoe Gaming Holding Corp., Series B,
     Senior Sub. Note                                     B2/B+           8.625         5/15/09            60,000          58,725
    Mandalay Resort Group, Senior Note                    BA2/NR          9.500         8/1/08             95,000          94,050
    MGM Mirage, Inc., Senior Subordinated Note            BA2/BB+         9.750         6/1/07             95,000          99,275
    Park Place Entertainment Corp., Senior
     Subordinated Note                                    BA2/BB+         8.875         9/15/08           100,000         101,000
    Station Casinos, Inc., Senior Subordinated Note       B1/B+           9.875         7/1/10            100,000         102,625
                                                                                                                        ---------
                                                                                                                          713,974
                                                                                                                        ---------

RETAIL                                        1.8%
    Finalay Find Jewelry Corp. Senior Note                BA3/B+          8.375         5/1/08             75,000          66,750
    J. Crew Operating Corp., Senior Subordinated Note     B3/CCC+        10.375         10/15/07           50,000          43,000
    Williams Scotsman, Inc., Senior Note                  B3/B-           9.875         6/1/07            100,000          79,000
                                                                                                                        ---------
                                                                                                                          188,750
                                                                                                                        ---------

SCHOOLS                                       0.4%
    KinderCare Learning Centers, Inc., Series B,
     Senior Sub Note                                      B3/B-           9.500         2/15/09            50,000          45,000
                                                                                                                        ---------

TECHNOLOGY                                    5.0%
    Argo-Tech Corp.                                       B3/B-           8.625         10/1/07            60,000          47,400
    BE Aerospace, Inc., Senior Subordinated Note          B2/B            9.500         11/1/08           100,000          99,250
    K & F Industries, Inc., Series B, Senior
     Subordinated Note                                    B3/B-           9.250         10/15/07          100,000          96,750
    Level 3 Communications, Inc., Senior Note             B3/B            9.125         5/1/08            100,000          80,750
    Metromedia Fiber Network, Inc., Series B, Senior Note B2/B+          10.000         11/15/08          100,000          83,000
    Unisys Corp.                                          BA1/BB+        11.750         10/15/04           10,000          10,550
    Unisys Corp., Senior Note                             BA1/BB+         7.875         4/1/08            105,000          97,388
                                                                                                                        ---------
                                                                                                                          515,088
                                                                                                                        ---------

TELECOMMUNICATIONS                           15.8%
    Adelphia Communications Corp., Series B, Senior Note  B2/B+           8.375         2/1/08            100,000          86,000
    Chancellor Corp.                                      BA1/BBB-        8.000         11/1/08           100,000         100,625
    Citadel Broadcasting Co., Senior Subordinated Note    B3/B-           9.250         11/15/08           50,000          48,500
    COLT Telecom Group, PLC, Step Coupon Sr.
     Disc. Note (A) (B)                                   B1/B+          12.000         12/15/06          110,000          99,550
    Crown Castle International Corp., Senior Note         B3/B           10.750         8/1/11            100,000         104,000
    Echostar DBS Corp., Senior Note                       B1/B+           9.375         2/1/09            150,000         145,500
    Energis PLC, Senior Note (A)                          B1/B+           9.750         6/15/09           100,000          91,000
    Focal Communications Corp., Series B, Senior Note     B3/B-          11.875         1/15/10            50,000          34,000
    GT Group Telecom, Inc., Step Coupon Sr. Disc.
     Note (A) (B)                                         NA/B-          13.250         2/1/10             50,000          16,500
    Insight Midwest/Insight Captial, Inc., Senior Note    B1/B+           9.750         10/1/09            50,000          49,625
    LIN Holdings Corp., Step Coupon Senior Discount
     Note (B)                                             B3/B-          10.000         3/1/08             70,000          51,275
    NTL Comm. Corp., Step Coupon Sr. Note Series B (B)    B2/B           12.375         10/1/08           175,000          94,500
    Paxson Communications Corp., Senior Subordinated
     Note                                                 B3/B-          11.625         10/1/02           150,000         151,500
    Pecunia 1 Vermogensverwaltung, 144A Senior
     Note (A) (C)                                         NA/NA          14.000         7/15/10            50,000          44,750
    SBA Comm. Corp. Senior Discount Note, Step Coupon (B) NA/NA          12.000         3/1/08             55,000          42,625
    Spectrasite Holdings, Inc., Series B, Senior
     Discount Note                                        B3/B-          10.750         3/15/10            50,000          46,375
    Tele 1 Europe B.V. Senior Note (A)                    B3/B-          13.000         5/15/09            55,000          48,950

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
TELECOMMUNICATIONS (Continued)
    TeleCorp PCS Inc., Senior Subordinated Note           B3/NA          10.625%        7/15/10         $  50,000      $   50,750
    Telemundo Hold., Inc., Step Coupon Sr. Disc.
     Note Series B (B)                                    NA/CCC+        11.500         8/15/08            50,000          33,750
    Time Warner Telecom, Inc., Senior Note                B2/B-           9.750         7/15/08            50,000          46,000
    United Pan-Europe, Series B, Yankee Senior Note (A)   B2/B           10.875         8/1/09             50,000          32,000
    Voicestream Wireless Corp. Senior Note                B2/B-          10.375         11/15/09          110,000         117,837
    World Wide Fiber Inc. Senior Note                     B3/B           12.000         8/1/09             65,000          48,425
    Young Broadcasting Inc., Series B, Senior
     Subordinated                                         B2/B            8.750         6/15/07            55,000          49,844
                                                                                                                        ---------
                                                                                                                        1,633,881
                                                                                                                        ---------

TRANSPORTATION                                0.4%
    GulfMark Offshore, Inc., Senior Note                  B1/BB-          8.750         6/1/08             50,000          46,625
                                                                                                                         ---------

WASTE DISPOSAL                                0.6%
     Allied Waste North America, Inc., Series B
      Senior Note                                         BA3/BB-         7.625         1/1/06             50,000          47,375
     Allied Waste North America, Inc., Series
      Subordinate Note                                    B2/B+          10.000         8/1/09             15,000          14,138
                                                                                                                        ---------
                                                                                                                           61,513
                                                                                                                        ---------

       TOTAL CORPORATE BONDS (COST: $8,108,776)                                                                         7,975,728
                                                                                                                        ---------

                                             % Net

                                            Assets                                                         Shares           Value
PREFERRED STOCKS:                             2.8%
FINANCE                                       0.9%
    Freseinius Medical Care Capital Trust 7.875% PIK                                                      105,000          95,550
                                                                                                                        ---------

MEDIA                                         1.9%
    PRIMEDIA, Inc. Series H 8.625% PIK                                                                      1,100          93,500
    CSC Holdings, Inc. PIK                                                                                  1,000         104,500
                                                                                                                        ---------
                                                                                                                          198,000
                                                                                                                        ---------

       TOTAL PREFERRED STOCKS (COST: $299,640)                                                                            293,550
                                                                                                                        ---------

WARRANTS AND RIGHTS:                          0.0%

COMMUNICATION                                 0.0%
    GT GROUP Telecom, Inc., 144A (C) (F)                                                                       50           2,175
                                                                                                                        ---------

       TOTAL WARRANTS AND RIGHTS (COST: $2,250)                                                                             2,175
                                                                                                                        ---------

       TOTAL INVESTMENTS, HIGH INCOME FUND
       (COST: $10,315,345)**                                                                                          $10,176,132
                                                                                                                       ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

  *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

 **At December 31, 2000, the cost of securities for federal income tax purposes was $10,320,714. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..............................   $51,846
  Gross unrealized depreciation..............................  (196,428)
                                                              ---------
  Net unrealized depreciation................................ ($144,582)
                                                              =========
***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 8.7% of the total net assets.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On December 31, 2000, the total market value of these investments was $590,175, or 5.7% of total net assets.

(F) Notes and bonds issued by foreign entities are denominated in their local currency. Shown here is the USD, converted at period end exchange rates. The aggregate value of these securities is 0.02% of total net assets.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
GNR    Government National Mortgage Association Remic
IO     Interest Only
MTN    Medium Term Note
PIK    Payment-in-Kind
PLC    Public Limited Company

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield               Shares             Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  3.7%
    State Steet Prime Money Market                                                   6.530%             727,827          $727,827
                                                                                                                        ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $727,827)                                                                                                   727,827
                                                                                                                        ---------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                96.0%

AUSTRALIA                                     0.9%
    BHP Ltd.                                                                                             17,400           183,503
                                                                                                                        ---------

BELGIUM                                       0.7%
    Ackermans & van Haaren N.V.                                                                           2,000            60,941
    Crey's N.V.                                                                                           3,600            84,510
                                                                                                                        ---------
                                                                                                                          145,451
                                                                                                                        ---------

BRAZIL                                        1.6%
    Co. Brasileria de Distribuicao Grupo Pao de Acuar, ADR                                                1,200            43,800
    Companhia de Bebidas das Americas, ADR                                                                3,200            82,400
    Companhia Paranaense de Energia-Copel, ADR                                                            5,200            43,875
    Embratel Participacoes,S.A., ADR                                                                      1,700            26,669
    Petroleo Brasileiro, S.A., ADR ***                                                                    1,300            32,825
    Tele Norte Leste Participacoes, S.A., ADR                                                             3,000            68,438
    Telesp Celular participacoes, S.A., ADR                                                                 700            18,900
                                                                                                                        ---------
                                                                                                                          316,907
                                                                                                                        ---------

CHILE                                         0.3%
    Administradora de Fondas de pensiones Provida, S.A., ADR                                              2,600            52,650
                                                                                                                        ---------

DENMARK                                       0.6%
    Tele Danmark A/S                                                                                      2,900           118,297
                                                                                                                        ---------

FINLAND                                       1.2%
    Amer Group, Ltd.                                                                                      3,400            89,393
    UPM-Kymmene Oyj                                                                                       4,200           144,146
                                                                                                                        ---------
                                                                                                                          233,539
                                                                                                                        ---------

FRANCE                                       10.2%
    Alcatel, Series A                                                                                     2,100           119,300
    Aventis S.A.                                                                                          3,800           333,627
    Axa                                                                                                   1,580           228,477
    BNP Paribas, S.A.                                                                                     1,900           166,813
    Carbone-Lorraine, S.A.                                                                                1,700            84,604
    Cie de Stgobain                                                                                       1,000           157,095
    Lagarderes C.A.                                                                                       3,000           174,091
    Neopost, S.A.                                                                                         1,200            28,170
    Suez Lyonnaise des Eaux, S. A.                                                                        1,150           210,031
    Total Fina Elf                                                                                        2,400           356,970
    Vivendi Universal                                                                                     2,400           157,977
                                                                                                                        ---------
                                                                                                                        2,017,155
                                                                                                                        ---------

GERMANY                                       5.3%
    Allianz Ag                                                                                              900           336,857
    Bayer AG                                                                                              5,300           300,095
    E on Ag                                                                                               4,400           267,728
    Techem AG                                                                                             1,300            41,016
    ThyssenKrupp AG                                                                                       6,900           106,905
                                                                                                                        ---------
                                                                                                                        1,052,601
                                                                                                                        ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
GREECE                                        0.2%
    Cosmote Mobile Telephone                                                                              1,000          $  8,156
    Hellenic Telecommunications Organization, S.A., ADR                                                   4,100            29,725
                                                                                                                        ---------
                                                                                                                           37,881
                                                                                                                        ---------

HONG KONG                                     1.1%
    China Mobile (Hong Kong), Ltd., ADR ***                                                               3,200            86,800
    Espirit Holdings, Ltd.                                                                               68,000            57,977
    Tingyi (Cayman Islands) Holdings Corp.                                                              276,000            31,847
    VTech Holdings, Ltd.                                                                                 16,000            14,565
    Yue Yuen Industrial Holdings, Ltd.                                                                   21,000            36,348
                                                                                                                        ---------
                                                                                                                          227,537
                                                                                                                        ---------

HUNGARY                                       0.1%
    Matav Rt., ADR                                                                                        1,200            24,525
                                                                                                                        ---------

INDIA                                         1.2%
    H. M.  Sampoerna                                                                                     22,500            34,651
    Hindalco Industries, Ltd., GDR, 144A (C)                                                                600            10,710
    ITC, Ltd., GDR                                                                                        1,800            34,740
    Larsen & Tourbro, Ltd., GDR 144A (C)                                                                  1,900            15,927
    Mananagar Telephone Nigam, Ltd., GDR, 144A (C)                                                        4,400            34,100
    Reliance Industries, Ltd., GDR, 144A (C)                                                              3,300            53,460
    State Bank of India, GDR, 144A (C)                                                                    5,900            48,636
                                                                                                                        ---------
                                                                                                                          232,224
                                                                                                                        ---------

IRELAND                                       0.4%
    Waterford Wedgwood PLC                                                                               81,300            95,426
                                                                                                                        ---------

ISRAEL                                        0.3%
    Check Point Software Technologies, Ltd. ***                                                             410            54,761
                                                                                                                        ---------

ITALY                                         2.9%
    Allenza Assicuraz                                                                                     6,700           106,763
    ENI SpA                                                                                              29,300           187,086
    Industrie Natuzzi SpA, ADR                                                                            3,800            46,550
    Interpump Group SpA                                                                                  14,600            56,346
    San Paoloimi Spa                                                                                     11,000           177,865
                                                                                                                        ---------
                                                                                                                          574,610
                                                                                                                        ---------

JAPAN                                        15.6%
    Acom Company                                                                                            800            58,992
    ADERANS Co., Ltd.                                                                                       500            20,556
    Canon, Inc.                                                                                           5,000           174,948
    Diamond Lease Co., Ltd.                                                                               2,000            20,556
    Fujitsu                                                                                              11,000           162,036
    Hitachi, Ltd.                                                                                        19,000           169,192
    Hitachi Medical Corp.                                                                                 3,000            30,703
    Hokuto Corp.                                                                                            700            24,309
    IMPACT 21 Co., Ltd.                                                                                   1,700            14,811
    I S B Corp.                                                                                           1,000             7,435
    Japan Digital Laboratory Co., Ltd.                                                                    3,000            34,272
    KAO Corp.                                                                                             7,000           203,289
    Kawasumi Laboratories, Inc.                                                                           1,000             9,404
    KOSE Corp.                                                                                              900            30,152
    Maruichi Steel Tube, Ltd.                                                                             2,000            27,642
    Meitec Corp.                                                                                            700            22,411
    Ministop Co., Ltd.                                                                                    1,000            17,976
    Mizuho Holdings                                                                                          33           204,374
    Nikko Securities                                                                                     15,000           116,121
    Nippon Ceramic Co., Ltd.                                                                              2,000            37,089

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
JAPAN (Continued)
    Nippon Shinyaku Co., Ltd.                                                                             5,000         $  41,288
    Nippon Telegraph and Telephone Corp.                                                                     20           143,982
    Nissan Motor Co.                                                                                     48,000           276,277
    NTT Docomo                                                                                                7           120,626
    Orix Corp.                                                                                            1,600           160,392
    Sakura Bank                                                                                          34,000           205,213
    Sankyo Co., Ltd.                                                                                      6,000           143,807
    Secom Techno Service Co., Ltd.                                                                        1,000            22,218
    Sony  Corp.                                                                                           3,300           228,044
    Sumitomo Trust & Banking                                                                             21,000           142,731
    TDK Corp.                                                                                             2,000           194,542
    Yoshinoya D&C Co., Ltd.                                                                                  18            34,325
                                                                                                                        ---------
                                                                                                                        3,099,713
                                                                                                                        ---------

KOREA                                         1.4%
    Korea Electric Power Corp., ADR                                                                       3,700            37,925
    Korea Telecom Corp., ADR                                                                              1,400            43,400
    Pohang Iron & Steel Co, Ltd, ADR                                                                      2,100            32,681
    Samsung Electronics, GDR 144A (C)                                                                     1,000            70,750
    SK Telecom Co, Ltd., ADR                                                                              4,100            96,606
                                                                                                                        ---------
                                                                                                                          281,362
                                                                                                                        ---------

MEXICO                                        2.1%
    Cemex S.A. de C.V., ADR                                                                               1,700            30,706
    Fomento Economico Mexicano, S.A. de C.V.,Series B, ADR                                                1,240            37,045
    Grupo Financiero Banamex Accival, S.A. de C.V., Class O                                              37,100            60,965
    Grupo Aeropotuario del Sureste, S.A. de C.V., Series B, ADR ***                                       1,100            18,288
    Grupo Iusacell S.A. de C.V., Series V, ADR ***                                                        4,100            39,975
    Grupo Televisa, S.A., GDR ***                                                                         1,000            44,938
    Grupo Financiero Banorte, S.A. de C.V., Class O                                                      15,000            20,281
    Kimberly-Clark de Mexico, S.A. de C.V., Class A                                                       6,200            17,152
    Telefonos de Mexico S.A,. ADR, Class L                                                                1,600            72,200
    Tubos de Acero de Mexico, S.A., ADR                                                                   3,200            45,760
    Wal-mart de Mexico S.A. de C.V., Seriec C                                                            15,400            28,349
                                                                                                                        ---------
                                                                                                                          415,659
                                                                                                                        ---------

NETHERLANDS                                   9.6%
    Akzo Nobel N.V.                                                                                       7,200           386,718
    Fugro N.V.                                                                                            1,200            77,467
    Getronics N.V.                                                                                       11,200            65,835
    Head N.V.                                                                                             5,100            29,643
    Heineken N.V.                                                                                         3,700           223,919
    Hunter Douglas N.V.                                                                                   3,000            82,256
    Ing Groep N.V.                                                                                        5,200           415,429
    Internatio-Mueller N.V.                                                                               3,100            71,317
    Kempen & Co N.V.                                                                                      1,000            54,931
    Koninklijke (Royal) Philips Electronics N.V.                                                          3,800           139,231
    PinkRoccade N.V.                                                                                      1,000            54,462
    Telegraaf Holding                                                                                     2,700            54,762
    United Services Group                                                                                 2,500            56,340
    Wolters Kluwer                                                                                        7,000           190,880
                                                                                                                        ---------
                                                                                                                        1,903,190
                                                                                                                        ---------

NORWAY                                        0.5%
    Ekornes ASA                                                                                           2,800            21,005
    Merkantildata ASA                                                                                    12,000            46,784
    Tandberg Television ASA                                                                               4,130            27,931
                                                                                                                        ---------
                                                                                                                           95,720
                                                                                                                        ---------

PERU                                          0.1%
    Credicorp, Ltd.                                                                                       2,200            13,200
                                                                                                                        ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
PHILIPPINES                                   0.3%
    Philippine Long Distance Telephone Co., ADR                                                           2,800           $49,875
                                                                                                                        ---------

PORTUGAL                                      1.0%
    Portugal Telecom                                                                                     22,000           201,209
                                                                                                                        ---------

RUSSIA                                        0.6%
    Mobil Telsystems, ADR ***                                                                             2,700            64,800
    OAO Lukoil Holding, ADR                                                                               1,500            55,500
                                                                                                                        ---------
                                                                                                                          120,300
                                                                                                                        ---------

SINGAPORE                                     2.6%
    O/Seas Chinese Bank                                                                                  29,000           215,993
    United O/Seas Bank                                                                                   37,000           277,714
    Want Want Holdings, Ltd.                                                                             18,000            13,680
                                                                                                                        ---------
                                                                                                                          507,387
                                                                                                                        ---------

SOUTH AFRICA                                  1.0%
    ABSA Group, Ltd.                                                                                      8,600            32,504
    Anglo American Platinum Corp., Ltd.                                                                     400            18,671
    Impala Platinum Holdings, Ltd.                                                                          700            35,671
    Sanlam, Ltd.                                                                                         31,100            39,291
    Sasol, Ltd.                                                                                           6,000            38,813
    South African Brew                                                                                    4,900            34,450
                                                                                                                        ---------
                                                                                                                          199,400
                                                                                                                        ---------

SPAIN                                         3.1%
    Abengoa, S.A.                                                                                         1,500            47,875
    Aldeasa, S.A.                                                                                         2,700            51,974
    Banco Pastor, S.A.                                                                                    1,000            43,194
    Endesa S.A.                                                                                          13,900           236,896
    Prosegur, ICA de Seguirdad S.A.                                                                       5,300            59,720
    Telefonica S.A.                                                                                      10,200           168,569
                                                                                                                        ---------
                                                                                                                          608,228
                                                                                                                        ---------

SWEDEN                                        4.0%
    Elanders AB, Series B                                                                                 1,400            27,439
    Electrolux AB, Series B                                                                              13,800           179,097
    Investor AB, Series B                                                                                18,700           279,341
    Nobel Biocare AB                                                                                      3,700           114,069
    Svenska HandelsBanken, Series A                                                                      10,900           186,498
                                                                                                                        ---------
                                                                                                                          786,444
                                                                                                                        ---------

SWITZERLAND                                   3.8%
    Abb A.G.                                                                                              1,400           149,207
    Bank Sarasin & Cie, Registered, Class B                                                                  19            60,954
    Edipresse, S.A.                                                                                         150            47,011
    Gurit Heberlien                                                                                          30            28,225
    Roche Holdings AG                                                                                        20           203,714
    Syngenta                                                                                                  1                29
    Zurich Financial Services AG                                                                            450           271,238
                                                                                                                        ---------
                                                                                                                          760,378
                                                                                                                        ---------

TAIWAN                                        0.7%
    ASE Test, Ltd. ***                                                                                    1,500            12,750
    Asustek Computer, Inc., GDR, 144A (C)                                                                 3,200             9,600
    Compal Electronics, Inc., GDR                                                                         2,200            15,400
    Fubon Ins. Ltd., GDR                                                                                  4,600            27,600
    Taiwan Semiconductor Manufacturing Co., Ltd., ADR ***                                                 2,100            36,225
    United Microelectronics Corp., ADR ***                                                                3,800            31,350
                                                                                                                        ---------
                                                                                                                          132,925
                                                                                                                        ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
TURKEY                                        0.3%
    Turkcell Iletsim Hizmetleri A.S., ADR ***                                                             3,400            23,800
    Turkiye Garanti Bankasi A.S., ADR                                                                     3,000            15,600
    Yapi ve Kredi Bankasi A.S.                                                                        4,727,800            24,334
                                                                                                                        ---------
                                                                                                                           63,734
                                                                                                                        ---------

UNITED KINGDOM                               22.0%
    AEA Technology PLC                                                                                    9,800            42,057
    Ashtead Group PLC                                                                                    36,900            67,867
    Astrazeneca                                                                                           3,000           151,399
    Bae Systems                                                                                          30,700           175,360
    BP Amoco                                                                                             44,100           356,091
    British Telecommunications PLC                                                                       24,900           212,973
    Cadbury Schweppes                                                                                    31,200           216,006
    Corporate Services Group PLC                                                                         41,800            35,940
    Diageo                                                                                               23,300           261,304
    Euromoney Institutional Investor PLC                                                                  3,400            29,487
    FKI                                                                                                   5,656            18,606
    GKN                                                                                                   9,000            95,146
    GlaxoSmithKline plc                                                                                  12,791           361,492
    Great Univ Stores                                                                                    26,000           204,303
    Halifax Group                                                                                        16,300           161,717
    HSBC Holdings                                                                                        18,100           266,590
    Invensys PLC                                                                                         98,500           230,504
    Kidde                                                                                                66,700            71,810
    Luminar PLC                                                                                           7,800            77,176
    Man Group PLC                                                                                         6,400            59,046
    National Grid Group                                                                                  18,800           171,059
    Northgate PLC                                                                                         8,600            47,838
    Old Mutual PLC                                                                                       16,600            41,204
    Prudential PLC                                                                                        9,500           152,992
    Reed International                                                                                   15,300           160,147
    Signet Group PLC, ADR                                                                                 2,500            55,625
    Singer & Friedlndr                                                                                   13,600            59,381
    South African Breweries PLC                                                                           1,400             9,808
    SSL International PLC                                                                                 5,500            41,121
    Tesco PLC                                                                                            68,800           280,596
    Vodafone Group PLC                                                                                   69,900           256,600
                                                                                                                        ---------
                                                                                                                        4,371,245
                                                                                                                        ---------

UNITED STATES                                 0.2%
    Converse Technology, Inc. ***                                                                           400            43,450
                                                                                                                        ---------

VENEZUELA                                     0.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR                                                   700            13,256
                                                                                                                        ---------

       TOTAL COMMON STOCKS (COST: $19,242,619)                                                                         19,033,742
                                                                                                                        ---------

PREFERRED STOCKS:                             0.4%

GERMANY                                       0.4%
    Fielmann AG                                                                                           1,700            70,556
                                                                                                                        ---------

       TOTAL PREFERRED STOCKS (COST: $66,436)                                                                              70,556
                                                                                                                        ---------

       TOTAL INVESTMENTS, INTERNATIONAL
       STOCK FUND (COST: $20,036,882)**                                                                               $19,832,125
                                                                                                                       ==========

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $20,052,923. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation...............................  $1,041,311
  Gross unrealized depreciation...............................  (1,262,109)
                                                                ----------
  Net unrealized depreciation.................................   ($220,798)
                                                                ==========

***This security is non-income producing.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

OTHER INFORMATION:
Industry Categories as a Percentage of Net Assets:       % of Net Assets
    Cash/Cash Equivalent                                     3.70%
    Commercial Services                                      3.12%
    Consumer Discretionary                                  10.89%
    Consumer Durables                                        3.06%
    Consumer Staples                                         6.22%
    Energy                                                   5.58%
    Finance                                                 25.09%
    Health                                                   7.22%
    Process                                                  5.58%
    Producer Manufacturing                                   7.26%
    Technology                                               6.72%
    Telecommunications                                       9.84%
    Transport                                                0.04%
    Utilities                                                5.68%
                                                          --------
                                                           100.00%
                                                          --------

                             GLOBAL SECURITIES FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield               Shares             Value
SHORT-TERM INVESTMENTS:

                                               9.9%

    State Street Prime Money Market                                                  6.530%            500,090           $500,090
    Euro Time Deposit                                                                5.500             500,000            500,000
                                                                                                                        ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,000,090)                                                                                               1,000,090
                                                                                                                        ---------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                80.9%

AUSTRALIA                                     1.1%
    Aust & NZ Banking LTD Group                                                                         14,000            112,004
                                                                                                                        ---------

BRAZIL                                        1.0%
    Embraer Aircraft Corp. ADR                                                                           1,000             39,750
    Telesp Celular Participacoes SA ADR                                                                  2,100             56,700
                                                                                                                        ---------
                                                                                                                           96,450
                                                                                                                        ---------

CANADA                                        2.9%
    Anderson Exploration Ltd.                                                                            1,400             31,774
    Bombardier Incorporated                                                                              9,800            151,216
    Husky Energy Incorporated                                                                            5,800             57,602
    Manulife Financial Corp.                                                                             1,700             53,199
                                                                                                                        ---------
                                                                                                                          293,791
                                                                                                                        ---------

FINLAND                                       0.7%
    Elisa Communications                                                                                 1,100             23,684
    Nokia Corp ADR                                                                                       1,200             52,200
                                                                                                                        ---------
                                                                                                                           75,884
                                                                                                                        ---------

FRANCE                                        8.0%
    Alcatel                                                                                              3,210            182,358
    Axa                                                                                                    400             57,842
    Bic                                                                                                  2,500             98,337
    Cap Gemini                                                                                             500             80,660
    Genset SP ADR ***                                                                                    1,500             18,938
    Sanofi Synthelabo                                                                                    3,340            222,674
    Sidel                                                                                                1,200             54,537
    STMicroelectronics NV ADR                                                                              400             17,125
    TF1 TV Francaise                                                                                       600             32,395
    Vivendi Universal                                                                                      600             39,494
                                                                                                                        ---------
                                                                                                                          804,360
                                                                                                                        ---------

GERMANY                                       0.4%
   Deutsche Pfandbrief Bank                                                                                500             37,090
                                                                                                                        ---------

HONG KONG                                     0.3%
   Television Broadcast                                                                                  6,000             31,540
                                                                                                                        ---------

INDIA                                         0.6%
    ICICI Ltd. ADR                                                                                       5,600             58,800
                                                                                                                        ---------

IRELAND                                       1.2%
    Elan PLC ADR ***                                                                                     2,700            126,394
                                                                                                                        ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
JAPAN                                         3.9%
    Credit Saison Company                                                                                3,000          $  64,162
    Eisai Company                                                                                        3,000            104,969
    Hirose Electric                                                                                      1,000             96,221
    Toshiba Corporation                                                                                 20,000            133,660
                                                                                                                        ---------
                                                                                                                          399,012
                                                                                                                        ---------

MEXICO                                        0.8%
    Grupo Television Sa De CV ADR ***                                                                    1,850             83,134
                                                                                                                        ---------

NETHERLANDS                                   2.6%
    Philips Electronics NV                                                                               1,100             40,304
    Royal Dutch Petroleum Co. ADR                                                                        1,760            106,590
    Wolters Kluwer                                                                                       4,300            117,255
                                                                                                                        ---------
                                                                                                                          264,149
                                                                                                                        ---------

SINGAPORE                                     0.9%
    Singapore Press Holdings                                                                             6,000             88,684
                                                                                                                        ---------

SWEDEN                                        0.5%
    Ericsson L M Telefonaktiebolaget Co ADR                                                              4,500             50,344
                                                                                                                        ---------

SWITZERLAND                                   2.4%
    Novartis AG                                                                                             60            106,052
    Serono SA                                                                                               20             19,249
    Zurich Financial Services Group                                                                        200            117,830
                                                                                                                        ---------
                                                                                                                          243,131
                                                                                                                        ---------

UNITED KINGDOM                               17.6%
    Bass                                                                                                17,400            189,673
    Boots Co.                                                                                            1,400             12,749
    BP Amoco PLC ADR                                                                                     2,300            110,112
    Cadbury Schweppes                                                                                   15,400            106,618
    Hanson                                                                                              14,400             98,833
    Hilton Group                                                                                        13,400             41,877
    Oxford Glycosciences plc                                                                             1,800             40,642
    Peninsular and Oriental Steam Nav. Co.                                                              18,700             88,640
    Reckitt Benckiser plc                                                                               22,700            312,957
    Reed International                                                                                  28,600            299,359
    Rentokil Initial plc                                                                                53,600            185,142
    Royal Bank of Scotland                                                                               8,500            201,073
    WPP Group                                                                                            6,900             89,969
                                                                                                                        ---------
                                                                                                                        1,777,644
                                                                                                                        ---------

UNITED STATES                                36.0%
    ALZA Corporation ***                                                                                 2,750            116,875
    America Online Inc.                                                                                  1,000             34,800
    American Express Co.                                                                                 1,500             82,406
    American Home Products Corporation                                                                   2,020            128,371
    American International Group Inc.                                                                    1,490            146,858
    Amgen Inc. ***                                                                                       1,500             95,906
    Bank One Corporation                                                                                 4,350            159,319
    Bard C R Inc.                                                                                        2,500            116,406
    Best Buy Co Inc ***                                                                                  1,000             29,563
    Cabletron Systems Inc. ***                                                                           3,100             46,694
    Cadence Design Systems, Inc. ***                                                                    16,000            440,000
    Circuit City Stores Inc.                                                                             8,400             96,600
    Citigroup Inc.                                                                                       1,970            100,593
    Federal National Mortgage Association                                                                2,100            182,175
    First Union Corporation                                                                                700             19,469
    Gilead Sciences Inc. ***                                                                             1,720            142,653
    Hasbro Inc.                                                                                          4,100             43,563
    Human Genome Sciences Inc. ***                                                                       1,150             79,709

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
UNITED STATES (Continued)
    International Business Machines                                                                      1,010          $  85,850
    International Flowers and Fragrances                                                                 4,950            100,547
    International Game Technology ***                                                                    2,250            108,000
    Intuit ***                                                                                             850             33,522
    Lehman Brothers Holdings Inc.                                                                        1,500            101,437
    Manpower Inc.                                                                                        3,080            117,040
    MBNA Corporation                                                                                     4,300            158,831
    Merck & Co. Inc.                                                                                     1,300            121,713
    Millennium Pharmaceuticals ***                                                                         800             49,500
    National Semiconductor Corp ***                                                                      6,000            120,750
    Oracle Corp ***                                                                                      1,820             52,894
    Pfizer Inc.                                                                                          1,500             69,000
    Qualcomm Inc. ***                                                                                    1,300            106,844
    Quintiles Transnational Corp ***                                                                     4,500             94,219
    Sanmina Corp ***                                                                                       400             30,650
    Scientific Atlanta Inc.                                                                              1,150             37,447
    Solectron Corp ***                                                                                   1,000             33,900
    Sun Microsystems Inc. ***                                                                              800             22,300
    Sybase Inc. ***                                                                                      5,400            106,988
    Worldcom Inc ***                                                                                     1,700             23,800
                                                                                                                        ---------
                                                                                                                        3,637,192
                                                                                                                        ---------

       TOTAL COMMON STOCKS
       (COST: $8,135,169)                                                                                               8,179,603
                                                                                                                        ---------

PREFERRED STOCKS:                             8.2%

GERMANY                                       8.2%
    Fresenius AG                                                                                           980            261,342
    Porsche AG                                                                                             100            326,302
    Prosieben Sat. 1 Media AG                                                                            1,500             44,650
    Wella AG                                                                                             4,700            197,716
                                                                                                                        ---------

       TOTAL PREFERRED STOCKS
       (COST: $815,994)                                                                                                   830,010
                                                                                                                        ---------

       TOTAL INVESTMENTS, GLOBAL
       SECURITIES FUND (COST: $9,951,253)**                                                                           $10,009,703
                                                                                                                       ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $9,956,080. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation...............................    $497,027
  Gross unrealized depreciation...............................    (443,404)
                                                                 ---------
  Net unrealized appreciation.................................     $53,623
                                                                 =========
***This security is non-income producing.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

OTHER INFORMATION:
Industry Categories as a Percentage of Net Assets:         % of Net Assets
    Basis Materials                                              0.74%
    Capital Goods                                                7.37%
    Communication Services                                       2.81%
    Consumer Cyclical                                           13.53%
    Consumer Staples                                             9.38%
    Energy                                                       2.77%
    Financial                                                   16.24%
    Healthcare                                                  18.94%
    Technology                                                  16.69%
    Transportation                                               1.63%
    Cash and Cash Equivalents                                    9.90%
                                                               --------
                                                                100.00%
                                                               --------

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                December 31, 2000

                                        Money                                           Growth and        Capital          Mid-Cap
                                       Market           Bond            Balanced          Income       Appreciation         Stock
Assets:                                 Fund            Fund              Fund          Stock Fund      Stock Fund          Fund
Investments in securities,
at value (note 2) - see
  accompanying schedule*            $93,349,152     $294,836,118     $664,956,630    $1,164,771,349    $926,933,713     $64,797,658
Cash                                         --               --               --                --              --              --
Foreign currency                             --               --               --                --              --              --
Receivables
  Investment securities sold                 --               --        1,331,523                --       1,032,216         144,147
  Fund shares sold                       37,734          169,496          407,350           408,812         629,187          21,922
  Dividends and interest                 13,679        4,790,893        5,143,208         2,053,653         599,713          62,853
                                    -----------      -----------      -----------      ------------    ------------    ------------
    Total assets                     93,400,565      299,796,507      671,838,711     1,167,233,814     929,194,829      65,026,580
                                    -----------      -----------      -----------      ------------    ------------    ------------

Liabilities:
Payable to custodian                         --               --               --                --              --              --
Payable for investment
  securities purchased                       --               --        3,070,305                --       3,662,483         230,770
Accrued management fees                  35,363          137,861          391,387           582,638         618,026          51,686
Accrued expenses and
  other payables                          5,807            9,067           12,612            17,328          15,151           7,135
                                    -----------      -----------      -----------      ------------     -----------    ------------
    Total liabilities                    41,170          146,928        3,474,304           599,966       4,295,660         289,591
                                    -----------      -----------      -----------      ------------     -----------    ------------
Net assets applicable to
  outstanding capital stock         $93,359,395     $299,649,579     $668,364,407    $1,166,633,848    $924,899,169     $64,736,989
                                    ===========      ===========      ===========      ============    ============    ============
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)         $93,359,395     $308,694,599     $548,887,182      $891,564,953    $658,063,212     $52,587,726
  Accumulated undistributed
   (over-distributed) net
   investment income                         --          217,330          180,854            74,387          66,615          10,800
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions             --      (15,433,881)      17,041,688        18,691,154      58,423,968       4,088,574
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)            --        6,171,531      102,254,683       256,303,354     208,345,374       8,049,889
                                    -----------      -----------      -----------      ------------    ------------     -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock         $93,359,395     $299,649,579     $668,364,407    $1,166,633,848    $924,899,169     $64,736,989
                                    ===========      ===========      ===========      ============    ============     ===========
Number of Class Z Shares
  issued and outstanding
  (note 5)                           93,359,395       29,512,141       32,684,108        34,916,419      35,042,900       4,701,104
                                    ===========      ===========      ===========      ============    ============     ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                                $1.00           $10.15           $20.45            $33.41          $26.39          $13.77
                                    ===========      ===========      ===========      ============    ============     ===========

*Cost of Investments                $93,349,152     $288,664,587     $562,701,947      $908,467,995    $718,588,339     $56,747,769
                                    -----------      -----------      -----------      ------------    ------------     -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                Statements of Assets and Liabilities (Continued)
                                December 31, 2000

                                  Emerging                High              International            Global
                                   Growth                Income                 Stock              Securities
Assets:                             Fund                  Fund                  Fund                  Fund
Investments in securities,
at value (note 2) - see
  accompanying schedule*       $10,089,667           $10,176,132           $19,832,125           $10,009,703
Cash                                    --                    --                    --               117,121
Foreign currency**                  10,949                    --                16,928                   104
Receivables
  Investment securities sold       127,968                    --                11,689                14,856
  Fund shares sold                     873                    --                    --                    --
  Dividends and interest             4,110               210,662                26,878                15,304
                               -----------           -----------           -----------          ------------
    Total assets                10,233,567            10,386,794            19,887,620            10,157,088
                               -----------           -----------           -----------          ------------

Liabilities:
Payable to custodian                 7,232                    --                   354                    --
Payable for investment
  securities purchased             315,151                    --                16,652                24,198
Accrued management fees             14,559                13,511                40,776                16,513
Accrued expenses and
  other payables                        --                    --                 2,038                   658
                               -----------           -----------           -----------          ------------
    Total liabilities              336,942                13,511                59,820                41,369
                               -----------           -----------           -----------          ------------
Net assets applicable to
  outstanding capital stock     $9,896,625           $10,373,283           $19,827,800           $10,115,719
                               ===========           ===========           ===========          ============
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $10,859,297           $10,511,762           $20,356,813           $10,154,659
  Accumulated undistributed
   (over- distributed) net
   investment income                   260                 1,251              (228,197)              (14,198)
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions  (823,387)                 (517)              (96,532)              (83,213)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions) (139,545)             (139,213)             (204,284)               58,471
                               -----------           -----------           -----------          ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock     $9,896,625           $10,373,283           $19,827,800           $10,115,719
                               ===========           ===========           ===========          ============
Number of Class Z Shares
 issued and outstanding
 (note 5)                        1,094,715             1,051,881             2,037,186             1,015,841
                               ===========           ===========           ===========          ============
Net asset value per share of
  outstanding capital stock
  (note 2)                           $9.04                 $9.86                 $9.73                 $9.96
                               ===========           ===========           ===========          ============

*Cost of Investments           $10,229,182           $10,315,345           $20,036,882            $9,951,253
                               -----------           -----------           -----------          ------------

**Cost of Foreign Currency         $10,949                    --               $16,404                  $104
                               -----------           -----------           -----------          ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                          Year Ended December 31, 2000

                                  Money                                            Growth and          Capital          Mid-Cap
                                 Market            Bond            Balanced          Income         Appreciation         Stock
                                  Fund             Fund              Fund          Stock Fund        Stock Fund          Fund
Investment income (note 2):

  Interest income             $5,362,363       $20,891,546      $21,466,525        $1,973,744       $1,671,530           $94,384

  Dividend income                     --                --        3,912,637        16,239,605        6,117,468           444,479

  Less: Foreign taxes withheld        --                --               --                --               --                --
                             -----------       -----------     ------------       -----------      -----------       -----------
    Total income               5,362,363        20,891,546       25,379,162        18,213,349        7,788,998           538,863
                             -----------       -----------     ------------       -----------      -----------       -----------

Expenses (note 4):

  Management fees                380,456         1,525,363        4,468,183         6,901,242        7,065,708           428,332

  Trustees' fees                     299               911            2,189             3,989            3,047                96

  Audit fees                       5,807             9,068           12,612            17,328           15,151             7,135
                             -----------       -----------     ------------       -----------      -----------       -----------
    Total expenses               386,562         1,535,342        4,482,984         6,922,559        7,083,906           435,563
                             -----------       -----------     ------------       -----------      -----------       -----------
Net investment income          4,975,801        19,356,204       20,896,178        11,290,790          705,092           103,300

Realized and unrealized gain
 (loss) on investments
 (notes 2 and 3):

  Net realized gain (loss)
   on investments (including
   net realized gain (loss)
   on foreign currency related
   transactions                       --        (7,340,886)      17,327,284        19,052,256       58,423,968         4,085,223
                             -----------       -----------     ------------       -----------      -----------       -----------

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)     --        10,096,815      (14,630,275)      (21,959,986)     (23,591,618)        5,697,011
                             -----------       -----------     ------------       -----------      -----------       -----------
Net gain (loss) on investments        --         2,755,929        2,697,009        (2,907,730)      34,832,350         9,782,234
                             -----------       -----------     ------------       -----------      -----------       -----------


Net increase (decrease) in net
  assets resulting from
  operations                  $4,975,801       $22,112,133      $23,593,187        $8,383,060      $35,537,442        $9,885,534
                             ===========       ===========      ===========       ===========      ===========       ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Operations (Continued)
                          Year Ended December 31, 2000

                                  Emerging                High              International            Global
                                   Growth                Income                 Stock              Securities
                                    Fund*                 Fund*                 Fund*                 Fund*
Investment income (note 2):

  Interest income                  $14,685              $155,318               $32,396               $31,387

  Dividend income                    8,266                    --                28,080                11,470

  Less: Foreign taxes withheld         (25)                   --                (2,270)                 (721)
                               -----------            ----------          ------------          ------------
    Total income                    22,926               155,318                58,206                42,136
                               -----------            ----------          ------------          ------------

Expenses (note 4):

  Management fees                   13,584                12,534                38,844                15,535

  Trustees' fees                        --                    --                    --                    --

  Audit fees                           977                   977                 1,932                   977
                               -----------            ----------          ------------          ------------
    Total expenses                  14,561                13,511                40,776                16,512
                               -----------            ----------          ------------          ------------
Net investment income                8,365               141,807                17,430                25,624

Realized and unrealized gain
 (loss) on investments
 (notes 2 and 3):

  Net realized gain (loss) on
   investments (including net
   realized gain (loss) on
   foreign currency related
   transactions                   (823,186)                 (517)             (324,824)              (97,539)
                               -----------            ----------          ------------          ------------

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions) (139,545)             (139,213)             (204,284)               58,471
                               -----------            ----------          ------------          ------------
Net gain (loss) on investments    (962,731)             (139,730)             (529,108)              (39,068)
                               -----------            ----------          ------------          ------------

Net increase (decrease) in net
 assets resulting from
 operations                      ($954,366)               $2,077             ($511,678)             ($13,444)
                               ===========            ==========          ============          ============

*Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
                     Years Ended December 31, 2000 and 1999

                                             MONEY MARKET FUND                               BOND FUND
Operations:                               2000              1999                      2000              1999
  Net investment income                $4,975,801       $3,088,037                $19,356,204      $14,236,584

  Net realized gain (loss) on
   investments                                 --               --                 (7,340,886)      (8,092,995)

  Net change in unrealized appreciation
   or depreciation on investments              --               --                 10,096,815       (4,261,091)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                          4,975,801        3,088,037                 22,112,133        1,882,498
                                      -----------      -----------                -----------      -----------

Distributions to shareholders:

  From net investment income           (4,975,801)      (3,088,037)               (19,362,013)     (14,083,486)

  From realized gains on investments           --               --                         --           (3,484)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (4,975,801)      (3,088,037)               (19,362,013)     (14,086,970)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares         60,038,923       57,336,829                 38,753,421       28,132,898

  Net asset value of shares issued
   in reinvestment of distributions     4,975,393        3,095,292                 19,362,013       14,086,970
                                      -----------      -----------                -----------      -----------
                                       65,014,316       60,432,121                 58,115,434       42,219,868

  Cost of shares repurchased          (54,300,896)     (34,202,634)               (11,701,201)      (7,811,320)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         10,713,420       26,229,487                 46,414,233       34,408,548
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets      10,713,420       26,229,487                 49,164,353       22,204,076

Net assets:

  Beginning of year                    82,645,975       56,416,488                250,485,226      228,281,150
                                      -----------      -----------                -----------      -----------
  End of year                         $93,359,395      $82,645,975               $299,649,579     $250,485,226
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets                --               --                   $217,330         $223,139
                                      ===========      ===========                ===========      ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                     Years Ended December 31, 2000 and 1999

                                                                                         GROWTH AND INCOME
                                               BALANCED FUND                                STOCK FUND
Operations:                               2000              1999                      2000              1999
  Net investment income               $20,896,178      $15,028,471                $11,290,790     $  9,804,224

  Net realized gain (loss) on
   investments                         17,327,284       18,937,774                 19,052,256       64,716,812

  Net change in unrealized appreciation
   or depreciation on investments     (14,630,275)      37,197,027                (21,959,986)      81,136,793
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    operations                         23,593,187       71,163,272                  8,383,060      155,657,829
                                      -----------      -----------              -------------    -------------
Distributions to shareholders:

  From net investment income          (21,000,220)     (14,771,068)               (11,404,836)      (9,615,791)

  From realized gains on investments   (3,416,124)     (13,330,805)                (4,123,478)     (64,716,574)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    distributions                     (24,416,344)     (28,101,873)               (15,528,314)     (74,332,365)
                                      -----------      -----------              -------------    -------------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         59,827,739       91,071,831                 76,940,918      127,024,727

  Net asset value of shares issued in
   reinvestment of distributions       24,416,344       28,101,873                 15,528,314       74,332,365
                                      -----------      -----------              -------------    -------------
                                       84,244,083      119,173,704                 92,469,232      201,357,092

  Cost of shares repurchased          (18,192,216)      (9,091,748)               (17,020,226)     (17,526,082)
                                      -----------      -----------              -------------    -------------
   Change in net assets derived from
    capital share transactions         66,051,867      110,081,956                 75,449,006      183,831,010
                                      -----------      -----------              -------------    -------------
Increase (decrease) in net assets      65,228,710      153,143,355                 68,303,752      265,156,474

Net assets:

  Beginning of year                   603,135,697      449,992,342              1,098,330,096      833,173,622
                                      -----------      -----------              -------------    -------------
  End of year                        $668,364,407     $603,135,697             $1,166,633,848   $1,098,330,096
                                      ===========      ===========              =============    =============
Undistributed net investment
  income included in net assets          $180,854         $284,896                    $74,387         $188,433
                                      ===========      ===========              =============    =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                     Years Ended December 31, 2000 and 1999

                                           CAPITAL APPRECIATION
                                                STOCK FUND                              MID-CAP STOCK FUND
Operations:                               2000              1999                      2000              1999*
  Net investment income             $     705,092    $     722,710                $   103,300     $     51,863

  Net realized gain (loss) on
   investments                         58,423,968       73,587,448                  4,085,223          481,164

  Net change in unrealized appreciation
   or depreciation on investments     (23,591,618)      91,564,086                  5,697,011        2,352,878
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                         35,537,442      165,874,244                  9,885,534        2,885,905
                                      -----------      -----------                -----------      -----------
Distributions to shareholders:

  From net investment income             (706,275)        (654,910)                   (96,979)         (43,023)

  From realized gains on investments   (9,194,838)     (64,764,832)                   (25,758)        (456,416)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (9,901,113)     (65,419,742)                  (122,737)        (499,439)
                                      -----------      -----------                -----------      -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         85,683,103       61,727,019                 32,469,107       23,763,821

  Net asset value of shares issued in
   reinvestment of distributions        9,901,113       65,419,742                    122,737          499,439
                                      -----------      -----------                -----------      -----------
                                       95,584,216      127,146,761                 32,591,844       24,263,260

  Cost of shares repurchased          (35,455,171)     (18,840,534)                (4,097,080)        (170,298)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         60,129,045      108,306,227                 28,494,764       24,092,962
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets      85,765,374      208,760,729                 38,257,561       26,479,428

Net assets:

  Beginning of year                   839,133,795      630,373,066                 26,479,428               --
                                      -----------      -----------                -----------      -----------
  End of year                        $924,899,169     $839,133,795                $64,736,989      $26,479,428
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets           $66,615          $67,799                    $10,800           $8,840
                                      ===========      ===========                ===========      ===========

*Commenced operations May 1, 1999.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                          Year Ended December 31, 2000

                                           EMERGING GROWTH FUND                          HIGH INCOME FUND
Operations:                                       2000**                                      2000**
  Net investment income                         $    8,365                                   $141,807

  Net realized gain (loss) on
   investments                                    (823,186)                                      (517)

  Net change in unrealized appreciation
   or depreciation on investments                 (139,545)                                  (139,213)
                                                ----------                                -----------
   Change in net assets from
    operations                                    (954,366)                                     2,077
                                                ----------                                -----------
Distributions to shareholders:

  From net investment income                        (8,307)                                  (140,556)

  From realized gains on investments                    --                                         --
                                                ----------                                -----------
   Change in net assets from
    distributions                                   (8,307)                                  (140,556)
                                                ----------                                -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares                  10,851,005                                 10,383,803

  Net asset value of shares issued in
   reinvestment of distributions                     8,307                                    140,556
                                                ----------                                -----------
                                                10,859,312                                 10,524,359

  Cost of shares repurchased                           (14)                                   (12,597)
                                                ----------                                -----------
   Change in net assets derived from
    capital share transactions                  10,859,298                                 10,511,762
                                                ----------                                -----------
Increase (decrease) in net assets                9,896,625                                 10,373,283

Net assets:

  Beginning of year                                     --                                         --
                                                ----------                                -----------
  End of year                                   $9,896,625                                $10,373,283
                                                ==========                                ===========
Undistributed net investment
  income included in net assets                       $260                                     $1,251
                                                ==========                                ===========

**Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                          Year Ended December 31, 2000

                                               INTERNATIONAL                                  GLOBAL
                                                STOCK FUND                                SECURITIES FUND
Operations:                                       2000**                                      2000**
  Net investment income                          $  17,430                                  $  25,624

  Net realized gain (loss) on
   investments                                    (324,824)                                   (97,539)

  Net change in unrealized appreciation
   or depreciation on investments                 (204,284)                                    58,471
                                                ----------                                 ----------
   Change in net assets from
    operations                                    (511,678)                                   (13,444)
                                                ----------                                 ----------
Distributions to shareholders:

  From net investment income                       (17,335)                                   (25,496)

  From realized gains on investments                    --                                         --
                                                ----------                                 ----------
   Change in net assets from
    Distributions                                  (17,335)                                   (25,496)
                                                ----------                                 ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares                  20,339,521                                 10,129,163

  Net asset value of shares issued in
   reinvestment of distributions                    17,335                                     25,496
                                                ----------                                 ----------
                                                20,356,856                                 10,154,659

  Cost of shares repurchased                           (43)                                        --
                                                ----------                                 ----------
   Change in net assets derived from
    capital share transactions                  20,356,813                                 10,154,659
                                                ----------                                 ----------
Increase (decrease) in net assets               19,827,800                                 10,115,719

Net assets:

  Beginning of year                                     --                                         --
                                                ----------                                 ----------
  End of year                                  $19,827,800                                $10,115,719
                                                ==========                                 ==========
Overdistributed net investment
  income included in net assets                  ($228,197)                                  ($14,198)
                                                ==========                                 ==========

**Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.06              0.05             0.05              0.05             0.05
                                          --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.06)            (0.05)           (0.05)            (0.05)           (0.05)
                                          --------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     5.86%             4.69%            5.00%             5.01%             4.72%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $93,359           $82,646          $56,416           $41,170           $21,011

Ratio of Expenses to Average Net Assets**         0.46%             0.45%            0.45%             0.50%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      5.88%             4.72%            4.99%             5.05%             4.74%

====================================================================================================================================

For the Money Market Fund, the "seven-day current" yield for the seven days ended December 31, 2000, was 5.78% (unaudited) and the "effective" yield for that period was 5.94% (unaudited).

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% and 0.67% for 1997 and 1996, respectively.

 ***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
Net Asset Value, Beginning of Period             $10.05            $10.57           $10.54            $10.33           $10.63
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.71              0.62             0.63              0.54             0.65

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.08             (0.54)            0.02              0.20            (0.28)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.79              0.08             0.65              0.74             0.37
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.69)            (0.60)           (0.62)            (0.51)           (0.64)

   Distributions from Realized Capital Gains        --              (0.00)           (0.00)            (0.02)           (0.03)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.69)            (0.60)           (0.62)            (0.53)           (0.67)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.15            $10.05           $10.57            $10.54           $10.33
====================================================================================================================================

Total Return*                                     8.11%             0.73%            6.18%             7.45%             2.86%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $299,650          $250,485         $228,281          $188,840           $26,572

Ratio of Expenses to Average Net Assets**          0.55%             0.55%             0.55%            0.56%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       6.98%             5.92%             5.94%            6.50%             6.25%

Portfolio Turnover Rate****                      462.98%           713.52%           142.98%           30.71%            25.67%
====================================================================================================================================

       *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

     **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% and 0.67% for 1997 and 1996, respectively.

   ***Based on average shares outstanding during year.

 ****The turnover ratio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
Net Asset Value, Beginning of Period             $20.44            $18.74           $17.02            $15.29           $14.63
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.68              0.56             0.57              0.62             0.58

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.11              2.14             1.72              1.93             0.98
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.79              2.70             2.29              2.55             1.56
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.67)            (0.53)           (0.57)            (0.63)           (0.58)

   Distributions from Realized Capital Gains      (0.11)            (0.47)           (0.00)            (0.19)           (0.32)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.78)            (1.00)           (0.57)            (0.82)           (0.90)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $20.45            $20.44           $18.74            $17.02           $15.29
====================================================================================================================================

Total Return*                                     3.86%            14.49%           13.40%            16.87%            10.79%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $668,364          $603,136         $449,992          $309,804          $194,725

Ratio of Expenses to Average Net Assets**          0.70%             0.70%            0.70%             0.68%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.27%             2.83%            3.20%             3.81%            3.91%

Portfolio Turnover Rate****                      193.97%           269.00%           78.71%            21.15%           33.48%

====================================================================================================================================

       *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

     **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% and 0.65% for 1997 and 1996, respectively.

   ***Based on average shares outstanding during year.

 ****Turnover in the stock portion of the portfolio has been relatively constant in recent years in the range of 15% to 25%. The turnover ratio in the bond portion of the portfolio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
Net Asset Value, Beginning of Period             $33.58            $30.56           $27.20            $21.32           $18.20
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.33              0.34             0.34              0.31             0.34

   Net Realized and Unrealized Gain (Loss)
   on Investments                                 (0.05)             5.12             4.52              6.36             3.93
                                                 ------            ------           ------            ------            ------

Total from Investment Operations                   0.28              5.46             4.86              6.67             4.27
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.33)            (0.32)           (0.34)            (0.32)           (0.34)

   Distributions from Realized Capital Gains      (0.12)            (2.12)           (1.16)            (0.47)           (0.81)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.45)            (2.44)           (1.50)            (0.79)           (1.15)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $33.41            $33.58           $30.56            $27.20           $21.32
====================================================================================================================================

Total Return*                                     0.82%            17.95%           17.92%            31.42%            22.02%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $1,166,634        $1,098,330         $833,174          $590,135          $232,841

Ratio of Expenses to Average Net Assets**          0.60%             0.60%            0.60%             0.61%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.98%             0.99%            1.17%             1.39%            1.78%

Portfolio Turnover Rate                           21.08%            20.13%           17.69%            20.39%           40.55%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% and 0.65% for 1997 and 1996, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
Net Asset Value, Beginning of Period             $25.59            $22.19           $18.85            $14.60           $12.51
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income***                        0.02              0.02             0.06              0.07             0.13

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.08              5.55             3.87              4.52             2.55
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 1.10              5.57             3.93              4.59             2.68
                                          --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.02)           (0.06)            (0.07)           (0.13)

   Distributions from Realized Capital Gains      (0.28)            (2.15)           (0.53)            (0.27)           (0.46)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.30)            (2.17)           (0.59)            (0.34)           (0.59)
                                          --------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $26.39            $25.59           $22.19            $18.85            $14.60
====================================================================================================================================

Total Return*                                     4.28%            25.19%           20.90%            31.57%            21.44%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $924,899          $839,134         $630,373          $456,194           $98,674

Ratio of Expenses to Average Net Assets**          0.80%             0.80%            0.80%             0.82%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.08%             0.10%            0.31%             0.70%            0.96%

Portfolio Turnover Rate                           26.77%            38.38%           18.67%            17.06%           49.77%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% and 0.66% for 1997 and 1996, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   2000              19991
Net Asset Value, Beginning of Period             $11.15            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.03              0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.62              1.34
                                                 ------            ------

  Total from Investment Operations                 2.65              1.37
                                            --------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)           (0.02)

   Distributions from Realized Capital Gains      (0.01)           (0.20)
                                                 ------            ------

  Total Distributions                             (0.03)           (0.22)
                                            --------------------------------

Net Asset Value, End of Period                   $13.77            $11.15
==============================================================================

Total Return*                                    23.85%            13.68%**
==============================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $64,737           $26,479

Ratio of Expenses to Average Net Assets           1.01%             1.00%***

Ratio of Net Investment Income to Average
  Net Assets                                      0.24%             0.39%***

Portfolio Turnover Rate                          51.27%            35.55%

==============================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Not annualized.

 ***Annualized.

****Based on average shares outstanding during period.

1Commenced operations May 1, 1999.

See accompanying notes to financial statements.

                              EMERGING GROWTH FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   2000 2

Net Asset Value, Beginning of Period             $10.00
                                                 ------

  Income from Investment Operations

   Net Investment Income****                       0.01

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.96)
                                                 ------

  Total from Investment Operations                (0.95)
                                             --------------

  Distributions

   Distributions from Net Investment Income       (0.01)

   Distributions from Realized Capital Gains        --
                                                 ------

  Total Distributions                             (0.01)
                                             --------------

Net Asset Value, End of Period                    $9.04
===========================================================

Total Return*                                    (9.52%)**
===========================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $9,897

Ratio of Expenses to Average Net Assets           0.91%***

Ratio of Net Investment Income to Average
  Net Assets                                      0.52%***

Portfolio Turnover Rate                          46.57%

===========================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Not annualized.

 ***Annualized.

****Based on average shares outstanding during period.

2Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   2000 2

Net Asset Value, Beginning of Period             $10.00
                                                 ------

  Income from Investment Operations

   Net Investment Income****                       0.14

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.14)
                                                 ------

  Total from Investment Operations                 0.00
                                             --------------

  Distributions

   Distributions from Net Investment Income       (0.14)

   Distributions from Realized Capital Gains        --
                                                 ------

  Total Distributions                             (0.14)
                                             --------------

Net Asset Value, End of Period                    $9.86
===========================================================

Total Return*                                    (0.03%)**
===========================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $10,373

Ratio of Expenses to Average Net Assets           0.81%***

Ratio of Net Investment Income to Average
  Net Assets                                      8.48%***

Portfolio Turnover Rate                           6.78%

===========================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Not annualized.

 ***Annualized.

****Based on average shares outstanding during period.

2Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   2000 2

Net Asset Value, Beginning of Period             $10.00
                                                 ------

  Income from Investment Operations

   Net Investment Income****                       0.01

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.27)
                                                 ------

  Total from Investment Operations                (0.26)
                                             --------------

  Distributions

   Distributions from Net Investment Income       (0.01)

   Distributions from Realized Capital Gains        --
                                                 ------

  Total Distributions                             (0.01)
                                             --------------

Net Asset Value, End of Period                    $9.73
===========================================================

Total Return*                                    (2.58%)**
===========================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $19,828

Ratio of Expenses to Average Net Assets           1.26%***

Ratio of Net Investment Income to Average
  Net Assets                                      0.54%***

Portfolio Turnover Rate                           3.33%

===========================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Not annualized.

 ***Annualized.

****Based on average shares outstanding during period.

2Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   20002

Net Asset Value, Beginning of Period             $10.00
                                                 ------

  Income from Investment Operations

   Net Investment Income****                       0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.04)
                                                 ------

  Total from Investment Operations                (0.01)
                                             --------------

  Distributions

   Distributions from Net Investment Income       (0.03)

   Distributions from Realized Capital Gains        --
                                                 ------

  Total Distributions                             (0.03)
                                             --------------

Net Asset Value, End of Period                    $9.96
===========================================================

Total Return*                                    (0.17%)**
===========================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $10,116

Ratio of Expenses to Average Net Assets           1.01%***

Ratio of Net Investment Income to Average
  Net Assets                                      1.57%***

Portfolio Turnover Rate                           3.18%

===========================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Not annualized.

 ***Annualized.

****Based on average shares outstanding during period.

2Commenced operations October 31, 2000.

See accompanying notes to financial statements.

ULTRA SERIES FUND

                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. The Mid-Cap Stock Fund commenced operations May 1, 1999. The Emerging Growth Fund, High Income Fund, International Stock Fund, and Global Securities Fund commenced operations on October 31, 2000.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 2000, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (a) Portfolio Valuation

         Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values;
         2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

     (b) Security Transactions and Investment Income

         Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     (c) Expenses

         Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Fund on the basis of relative net assets.

     (d) Repurchase Agreements

         Each  Fund  may  engage  in  repurchase  agreements.  In  a  repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     (e) Foreign Currency Transactions

         The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2)  purchases  and  sales  of  investment  securities,   income,   and
              expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

         The High Income, Emerging Growth, International Stock, and Global Securities Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

         The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     (f) Forward Foreign Currency Exchange Contracts

         The High Income, Emerging Growth, International Stock and Global Securities Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

     (g) Futures Contracts

         The Funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     (h) Reclassification Adjustments

         Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

     (i) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of net investment income from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

     (j) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

         After October 31, 2000, the following funds had capital and currency losses in the respective amounts: Emerging Growth Fund $669,532 and $0, High Income Fund $517 and $0, International Fund $96,532 and $228,292 and Global Securities Fund $78,386 and $14,325. For income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

         At December 31, 2000, the Bond Fund had a capital loss carryover of $15,416,108. Of that amount, $7,838,884 will expire in the year 2007 and $7,577,224 will expire in the year 2008, if not offset by subsequent capital gains. To the extent the Bond Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryover.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the year ended December 31, 2000, were as follows:

                                             U.S. Government Securities            Other Investment Securities
                                            Purchases            Sales             Purchases           Sales

     Bond                                $655,455,317         $620,122,540        $623,823,190      $559,820,525
     Balanced                             540,557,211          524,646,865         709,892,105       655,296,200
     Growth and Income Stock                       --                   --         317,080,510       235,205,636
     Capital Appreciation Stock                    --                   --         277,928,207       228,786,693
     Mid-Cap Stock                                 --                   --          48,673,398        21,488,982
     Emerging Growth                               --                   --          13,721,138         3,874,401
     High Income                                   --                   --           8,942,724           540,313
     International Stock                           --                   --          20,021,928           616,441
     Global Securities                             --                   --           9,305,082           270,805

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%
     Emerging Growth                                 0.85%
     High Income                                     0.75%
     International Stock                             1.20%
     Global Securities                               0.95%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Adviser has entered into Subadviser Agreements for the management of the investments in the Mid-Cap Stock Fund, Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Mid-Cap Stock Fund is Wellington Management Company, LLP. The Subadviser for the Emerging Growth Fund and High Income Fund is Massachusetts Financial Services. The Subadviser for the International Stock Fund is Lazard Asset Management. The Subadviser for the Global Securities Fund is Oppenheimer Funds, Inc.

     In addition to the unified investment advisory fee and Subadviser Agreements, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the year ended December 31, 2000, the Fund made no direct payments to its officers and paid trustees' fees of approximately $10,530 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(5)  Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 2000 and 1999, were as follows:

                                  Money                                            Growth and          Capital           Mid-Cap
                                 Market            Bond            Balanced       Income Stock      Appreciation          Stock
                                  Fund             Fund              Fund             Fund           Stock Fund           Fund*
Shares outstanding at
     December 31, 1998        56,416,488        21,598,720       24,018,663        27,264,375       28,412,098                --
                              ----------         ---------        ---------         ---------        ---------         ---------

Shares sold                   57,336,829         2,689,111        4,567,002         3,735,034        2,570,088         2,349,783
Reinvestment dividend shares   3,095,292         1,378,627        1,376,385         2,218,655        2,576,478            42,297
Shares repurchased           (34,202,634)         (743,228)        (452,501)         (507,934)        (767,172)          (16,297)
                              ----------         ---------        ---------         ---------        ---------         ---------
Shares outstanding at
     December 31, 1999        82,645,975        24,923,230       29,509,549        32,710,130       32,791,492         2,375,783
                              ----------         ---------        ---------         ---------        ---------         ---------

Shares sold                   60,038,923         3,834,672        2,880,460         2,257,894        3,262,738         2,643,175
Reinvestment dividend shares   4,975,393         1,909,223        1,172,004           446,798          367,118             9,442
Shares repurchased           (54,300,896)       (1,154,984)        (877,905)         (498,403)      (1,378,448)         (327,296)
                              ----------         ---------        ---------         ---------        ---------         ---------
Shares outstanding at
     December 31, 2000        93,359,395        29,512,141       32,684,108        34,916,419       35,042,900         4,701,104
                              ==========         =========        =========         =========        =========         =========

                                Emerging           High          International       Global
                                 Growth           Income             Stock         Securities
                                 Fund**           Fund**            Fund**           Fund**


Shares outstanding at
     December 31, 1999                --                --               --                --
                               ---------         ---------        ---------         ---------

Shares sold                    1,093,811         1,038,901        2,035,397         1,013,285
Reinvestment dividend shares         905            14,269            1,793             2,556
Shares repurchased                    (1)           (1,289)              (4)               --
                               ---------         ---------        ---------         ---------
Shares outstanding at
     December 31, 2000         1,094,715         1,051,881        2,037,186         1,015,841
                               =========         =========        =========         =========

       *Commenced  operations May 1, 1999.  **Commenced  operations  October 31,
     2000.

(6)  Foreign Securities

     Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund, International Stock Fund and Global Securities Fund anticipate having significant investments in such securities. The International Stock Fund, Global Securities, High Income Fund and Emerging Growth Fund may invest 100%, 100%, 25% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

     Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

(7)  Financial Instruments

     Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the US. dollar. The Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

(8)  Concentration of Risk

     The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

(9)  Capital Shares and Affiliated Ownership

     All capital shares outstanding at December 31, 2000, are owned by separate investment accounts of CUNA Mutual Life and CUNA Mutual Group related companies. The market value of investments in the Funds by affiliates were as follows:

                                                CUNA Mutual                    CUNA Mutual                       CUMIS
     Fund                                 Life Insurance Company            Insurance Society           Insurance Society, Inc.
     High Income Fund                           $4,998,678                $           --                     $4,998,678
     Emerging Growth Fund                        4,523,564                     3,618,851                        904,713
     International Stock Fund                   19,489,500                            --                             --
     Global Securities Fund                             --                     4,994,690                      4,994,690

ULTRA SERIES FUND

                        Report of Independent Accountants

To the Board of Trustees and Shareholders of Ultra Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund (constituting the Ultra Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 9, 2001

ULTRA SERIES FUND
       Officers and Trustees

    TRUSTEES

    Gwendolyn M. Boeke                     Lawrence R. Halverson
    Michael S. Daubs                       Thomas C. Watt
    Alfred L. Disrud

    OFFICERS

    Name                                   Office
    Michael S. Daubs                       President
    Lawrence R. Halverson                  Vice President
    Thomas J. Merfeld                      Secretary
    Mary E. Hoffmann                       Treasurer
    Michael G. Joneson                     Assistant Secretary
    Robert M. Buckingham                   Assistant Secretary